Exhibit 10.4

STANDARD RETIREMENT SERVICES, INC.

DEFINED CONTRIBUTION VOLUME SUBMITTER PLAN

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

ADMINISTRATION

2.1	POWERS AND RESPONSIBILITIES OF THE EMPLOYER	14
2.2	DESIGNATION OF ADMINISTRATIVE AUTHORITY	14
2.3	ALLOCATION AND DELEGATION OF RESPONSIBILITIES	14
2.4	POWERS AND DUTIES OF THE ADMINISTRATOR	14
2.5	RECORDS AND REPORTS	15
2.6	APPOINTMENT OF ADVISERS	15
2.7	INFORMATION FROM EMPLOYER	15
2.8	PAYMENT OF EXPENSES	16
2.9	MAJORITY ACTIONS	16
2.10	CLAIMS PROCEDURE	16
2.11	CLAIMS REVIEW PROCEDURE	16

ARTICLE III

ELIGIBILITY

3.1	CONDITIONS OF ELIGIBILITY	16
3.2	EFFECTIVE DATE OF PARTICIPATION	16
3.3	DETERMINATION OF ELIGIBILITY	17
3.4	TERMINATION OF ELIGIBILITY	17
3.5	REHIRED EMPLOYEES AND BREAKS IN SERVICE	17
3.6	ELECTION NOT TO PARTICIPATE	18

ARTICLE IV

CONTRIBUTION AND ALLOCATION

4.1	FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION	18
4.2	TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION	19
4.3	ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS	19
4.4	MAXIMUM ANNUAL ADDITIONS	25
4.5	ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS	27
4.6	ROLLOVERS	28
4.7	PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS	28
4.8	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS	29
4.9	QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS	30
4.10	PARTICIPANT DIRECTED INVESTMENTS	30
4.11	INTEGRATION IN MORE THAN ONE PLAN	31
4.12	QUALIFIED MILITARY SERVICE	31

i

ARTICLE V

VALUATIONS

5.1	VALUATION OF THE TRUST FUND	31
5.2	METHOD OF VALUATION	31

ARTICLE VI

DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1	DETERMINATION OF BENEFITS UPON RETIREMENT	32
6.2	DETERMINATION OF BENEFITS UPON DEATH	32
6.3	DETERMINATION OF BENEFITS IN EVENT OF DISABILITY	33
6.4	DETERMINATION OF BENEFITS UPON TERMINATION	33
6.5	DISTRIBUTION OF BENEFITS	34
6.6	DISTRIBUTION OF BENEFITS UPON DEATH	38
6.7	TIME OF DISTRIBUTION	39
6.8	REQUIRED MINIMUM DISTRIBUTIONS	39
6.9	DISTRIBUTION FOR MINOR OR INCOMPETENT INDIVIDUAL	43
6.10	LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN	43
6.11	IN-SERVICE DISTRIBUTION	44
6.12	ADVANCE DISTRIBUTION FOR HARDSHIP	44
6.13	SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS	44
6.14	QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION	45
6.15	DIRECT ROLLOVERS	45
6.16	TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN	46
6.17	CORRECTIVE DISTRIBUTIONS	46

ARTICLE VII

TRUSTEE AND CUSTODIAN

7.1	BASIC RESPONSIBILITIES OF THE TRUSTEE	46
7.2	INVESTMENT POWERS AND DUTIES OF DISCRETIONARY TRUSTEE	47
7.3	INVESTMENT POWERS AND DUTIES OF NONDISCRETIONARY TRUSTEE	49
7.4	POWERS AND DUTIES OF CUSTODIAN	50
7.5	LIFE INSURANCE	50
7.6	LOANS TO PARTICIPANTS	51
7.7	ALLOCATION AND DELEGATION OF RESPONSIBILITIES	52
7.8	TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES	52
7.9	ANNUAL REPORT OF THE TRUSTEE	52
7.10	AUDIT	53
7.11	RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE	53
7.12	TRANSFER OF INTEREST	53
7.13	TRUSTEE INDEMNIFICATION	54
7.14	EMPLOYER SECURITIES AND REAL PROPERTY	54

ARTICLE VIII

AMENDMENT, TERMINATION AND MERGERS

8.1	AMENDMENT	54
8.2	TERMINATION	55
8.3	MERGER, CONSOLIDATION OR TRANSFER OF ASSETS	55

ARTICLE IX

TOP-HEAVY PROVISIONS

9.1	TOP-HEAVY PLAN REQUIREMENTS	55
9.2	DETERMINATION OF TOP-HEAVY STATUS	55

ARTICLE X

MISCELLANEOUS

10.1	EMPLOYER ADOPTIONS	57
10.2	PARTICIPANT'S RIGHTS	57
10.3	ALIENATION	57
10.4	CONSTRUCTION OF PLAN	57
10.5	GENDER AND NUMBER	57
10.6	LEGAL ACTION	58
10.7	PROHIBITION AGAINST DIVERSION OF FUNDS	58
10.8	EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE	58
10.9	INSURER'S PROTECTIVE CLAUSE	58
10.10	RECEIPT AND RELEASE FOR PAYMENTS	58
10.11	ACTION BY THE EMPLOYER	58
10.12	NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY	58
10.13	HEADINGS	59
10.14	APPROVAL BY INTERNAL REVENUE SERVICE	59
10.15	UNIFORMITY	59
10.16	PAYMENT OF BENEFITS	59
10.17	ELECTRONIC MEDIA	59
10.18	PLAN CORRECTION	59
10.19	NONTRUSTEED PLANS	59

ARTICLE XI

PARTICIPATING EMPLOYERS

11.1	ELECTION TO BECOME A PARTICIPATING EMPLOYER	60
11.2	REQUIREMENTS OF PARTICIPATING EMPLOYERS	60
11.3	DESIGNATION OF AGENT	60
11.4	EMPLOYEE TRANSFERS	60
11.5	PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES	60
11.6	AMENDMENT	61
11.7	DISCONTINUANCE OF PARTICIPATION	61
11.8	ADMINISTRATOR'S AUTHORITY	61
11.9	PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE	61

ARTICLE XII

CASH OR DEFERRED PROVISIONS

12.1	FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION	61
12.2	PARTICIPANT'S SALARY REDUCTION ELECTION	62
12.3	ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS	64
12.4	ACTUAL DEFERRAL PERCENTAGE TESTS	65
12.5	ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS	67
12.6	ACTUAL CONTRIBUTION PERCENTAGE TESTS	70
12.7	ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS	72
12.8	SAFE HARBOR PROVISIONS	74
12.9	ADVANCE DISTRIBUTION FOR HARDSHIP	76

ARTICLE XIII

SIMPLE 401(K) PROVISIONS

13.1	SIMPLE 401(k) PROVISIONS	77
13.2	DEFINITIONS	77
13.3	CONTRIBUTIONS	77
13.4	ELECTION AND NOTICE REQUIREMENTS	78
13.5	VESTING REQUIREMENTS	78
13.6	TOP-HEAVY RULES	78
13.7	NONDISCRIMINATION TESTS	78

ARTICLE XIV

MULTIPLE EMPLOYER PROVISIONS

14.1	ELECTION AND OVERRIDING EFFECT	78
14.2	DEFINITIONS	79
14.3	PARTICIPATING EMPLOYER ELECTIONS	79
14.4	HIGHLY COMPENSATED EMPLOYEE STATUS	79
14.5	TESTING	79
14.6	TOP-HEAVY PROVISIONS	80
14.7	COMPENSATION	80
14.8	SERVICE	80
14.9	REQUIRED MINIMUM DISTRIBUTIONS	80
14.10	COOPERATION AND INDEMNIFICATION	80
14.11	TRANSITION RULES	81
14.12	INVOLUNTARY TERMINATION	81
14.13	VOLUNTARY TERMINATION	82

ARTICLE I

DEFINITIONS

As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

1.1

"Account" means any separate notational account established and maintained by the Administrator for each Participant under the Plan. To the extent applicable, a Participant may have any (or all) of the following Accounts:

(a)

"Combined Account" means the account representing the Participant's total interest under the Plan resulting from (a) the Employer's contributions in the case of a Profit Sharing Plan or Money Purchase Plan, and (b) the Employer Nonelective Contributions in the case of a 401(k) Profit Sharing Plan. Separate accountings shall be maintained with respect to that portion of a Participant's Account attributable to Employer contributions made pursuant to Section 12.1(a)(2) and to Employer contributions made pursuant to Section 12.1(a)(3).

(b)

"Elective Deferral Account" means the account established hereunder to which Elective Deferrals (including a separate accounting for Catch-Up Contributions) are allocated. Amounts in the Participant's Elective Deferral Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(d). For calendar years beginning after December 31, 2005, the Elective Deferral Account may consist of the sub-Accounts listed below. Unless specifically stated otherwise, any reference to a Participant's Elective Deferral Account will refer to both of these sub-Accounts.

(1)

"Pre-Tax Elective Deferral Account" means the portion of the Elective Deferral Account attributable to Pre-Tax Elective Deferrals (i.e., Elective Deferrals that are not subject to Federal Income Tax at the time of their deferral to the Plan).

(2)

"Roth Elective Deferral Account" means the portion of the Elective Deferral Account attributable to Roth Elective Deferrals (i.e., that are subject to Federal Income Tax at the time of their deferral).

(c)

"Qualified Matching Contribution Account" means the account established hereunder to which Qualified Matching Contributions are allocated. Amounts in the Qualified Matching Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(d).

(d)

"Qualified Nonelective Contribution Account" means the account established hereunder to which Qualified Nonelective Contributions are allocated. Amounts in the Qualified Nonelective Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(d).

(e)

"Qualified Voluntary Employee Contribution Account" means the account established hereunder to which a Participant's tax-deductible qualified voluntary employee contributions made pursuant to Section 4.9 are allocated.

(f)

"Rollover Account" means the account established hereunder to which amounts transferred from another qualified plan or Individual Retirement Account in accordance with Section 4.6 are allocated.

(g)

"Transfer Account" means the account established hereunder to which amounts transferred to this Plan from a direct plan-to-plan transfer in accordance with Section 4.7 are allocated.

(h)

"Voluntary Contribution Account" means the account established hereunder to which after-tax voluntary Employee contributions made pursuant to Section 4.8 are allocated. Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5 shall remain subject to the limitations of Section 12.2. Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.8.

1.2

"ACP" means the "Actual Contribution Percentage" determined pursuant to Section 12.6(d).

1.3

"Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.4

"ADP" means the "Actual Deferral Percentage" determined pursuant to Section 12.4(d).

1.5

"Administrator" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer. "Administrator" also includes any Qualified Termination Administrator (QTA) that has assumed the responsibilities of the Administrator in accordance with guidelines set forth by the Department of Labor.

1.6

"Adoption Agreement" means the separate agreement which is executed by the Employer and sets forth the elective provisions of this Plan and Trust as specified by the Employer.

1.7

"Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

1.8

"Anniversary Date" means the last day of the Plan Year.

1.9

"Annuity Starting Date" means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

1.10

"Beneficiary" means the person (or entity) to whom all or a portion of a deceased Participant's interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

1.11

"Catch-Up Contribution" means, effective for taxable years beginning after December 31, 2001, an Elective Deferral made to the Plan by a Catch-Up Eligible Participant that, during any taxable year of such Participant, exceeds one of the following:

(a)

a statutory dollar limit on Elective Deferrals or "annual additions" as provided in Code Sections 401(a)(30), 402(h), 403(b), 408, 415(c), or 457(b)(2) (without regard to Code Section 457(b)(3)), as applicable;

(b)

any Plan limit on Elective Deferrals other than a limit described in (a) above; or the limit imposed by the actual deferral percentage (ADP) test under Code Section 401(k)(3) which Excess Contributions would otherwise be distributed pursuant to Section 12.5(b) to a Highly Compensated Employee who is a Catch-Up Eligible Participant.

Catch-Up Contributions for a Participant for a Participant's taxable year may not exceed the dollar limit on Catch-Up Contributions under Code Section 414(v) for the Participant's taxable year. The dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(i) is $1,000 for taxable years beginning in 2002, increasing by $1,000 for each year thereafter up to $5,000 for taxable years beginning in 2006 and later years. After 2006, the $5,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 414(v)(2)(C). Any such adjustments shall be in multiples of $500. Notwithstanding the preceding, different dollar limits apply to Catch-Up Contributions under SIMPLE 401(k) plans.

1.12

"Catch-Up Eligible Participant" means, for any Participant's taxable year beginning after December 31, 2001, a Participant who:

(a)

is eligible to make Elective Deferrals to the Plan pursuant to Section 12.2; and

(b)

will attain age 50 or older by the end of such taxable year.

1.13

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

1.14

"Compensation" means, with respect to any Participant and except as otherwise provided below and in the Adoption Agreement,

(a)

one of the following as elected in the Adoption Agreement:

(1)

Information required to be reported under Code Sections 6041, 6051 and 6052 (Wages, tips and other compensation as reported on Form W-2). Compensation means wages, within the meaning of Code Section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

(2)

Code Section 3401(a) Wages. Compensation means an Employee's wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

(3)

415 safe harbor compensation. Compensation means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation Section 1.62-2(c))), and excluding the following:

(i)

Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation;

(ii)

Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(iii)

Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(iv)

Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

(b)

However, Compensation for any Self-Employed Individual shall be equal to Earned Income. Furthermore, the contributions on behalf of any Owner-Employee shall be made only with respect to the Earned Income for such Owner-Employee which is derived from the trade or business with respect to which such Plan is established.

(c)

Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as otherwise provided in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

(d)

Notwithstanding the above, if elected in the Adoption Agreement, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

(1)

Elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), and 132(f)(4). If specified in Appendix A to the Adoption Agreement (Other Permitted Elections), amounts under Code Section 125 shall be deemed to include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 pursuant to the preceding sentence only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

(2)

Compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

(3)

Employee contributions (under governmental plans) described in Code Section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

(e)

If the Employer elects, in Appendix A to the Adoption Agreement (Other Permitted Elections), to apply the post-severance compensation provisions of the proposed Code Section 415 Regulations, then Compensation will include payments made within 2 1/2 months after severance from employment (within the meaning of Code Section 401(k)(2)(B)(i)(I)) if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer and are regular compensation for services during the Employee's regular working hours, compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation, and payments for accrued bona fide sick, vacation or other leave, but only if the Employee would have been able to use the leave if employment had continued. Any payments not described above are not considered Compensation if paid after severance from employment, even if they are paid within 2 1/2 months following severance from employment, except for payments to an individual who does not currently perform services for the Employer by reason of qualified military service (within the meaning of Code Section 414(u)(1)) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(f)

For Plan Years beginning on or after January 1, 2002, Compensation in excess of $200,000 shall be disregarded for all purposes, except that for purposes of salary deferral elections, the Administrator is not required to disregard Compensation in excess of $200,000. Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning with or within such calendar year. If a determination period consists of fewer than twelve (12) months, the $200,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

(g)

If, in the Adoption Agreement, the Employer elects to exclude a class of Employees from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a determination period shall only include

Compensation while the Employee is an Eligible Employee.

(h)

If, in connection with the adoption of any amendment, the definition of Compensation has been modified, then, except as otherwise provided herein, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

1.15

"Contract" or "Policy" means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

1.16

"Custodian" means a person or entity that has custody of all or any portion of the Plan assets.

1.17

"Designated Investment Alternative" means a specific investment identified by name by the Employer (or such other Fiduciary who has been given the authority to select investment options) as an available investment under the Plan to which Plan assets may be invested by the Trustee (or Insurer) pursuant to the investment direction of a Participant.

1.18

"Directed Investment Option" means a Designated Investment Alternative and any other investment permitted by the Plan and the Participant Direction Procedures to which Plan assets may be invested pursuant to the investment direction of a Participant.

1.19

"Directed Trustee" means a Trustee who, with respect to the investment of Plan assets, is subject to the direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, a named Fiduciary, or Plan Participant. To the extent the Trustee is a Directed Trustee, the Trustee does not have any discretionary authority with respect to the investment of Plan assets. In addition, the Trustee is not responsible for the propriety of any directed investment made pursuant to this Section and shall not be required to consult or advise the Employer regarding the investment quality of any directed investment held under the Plan.

1.20

"Discretionary Trustee" means a Trustee who has the authority and discretion to invest, manage or control any portion of the Plan assets without direction from any person or entity.

1.21

"Early Retirement Date" means the date specified in the Adoption Agreement on which a Participant has satisfied the requirements specified in the Adoption Agreement (Early Retirement Age). If elected in the Adoption Agreement, a Participant shall become fully Vested upon satisfying such requirements if the Participant is still employed at the Early Retirement Age.

A Participant who separates from service after satisfying any service requirement but before satisfying the age requirement for Early Retirement Age and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan (other than any accelerated vesting and allocations of Employer contributions) as though the requirements for Early Retirement Age had been satisfied.

1.22

"Earned Income" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the Employer to a qualified plan to the extent deductible under Code Section 404. In addition, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f).

If Compensation is defined to exclude any items of Compensation (other than Elective Deferrals), then for purposes of determining the Compensation of a Self-Employed Individual, Earned Income shall be adjusted by multiplying Earned Income by the percentage of total Compensation that is included for the Eligible Participants who are Nonhighly Compensated Employees. The percentage is determined by calculating the percentage of each Nonhighly Compensated Eligible Participant's total Compensation prior to excluding any items selected in the Adjustments to Compensation Section of the Adoption Agreement that is included in the definition of Compensation and averaging those percentages.

1.23

"Effective Date" means the date this Plan, including any restatement or amendment of this Plan, is effective. Where the Plan is restated or amended, a reference to Effective Date is the effective date of the restatement or amendment, except where the context indicates a reference to an earlier Effective Date. If this Plan is retroactively effective, the provisions of this Plan generally control. However, if the provisions of this Plan are different from the provisions of the Employer's prior plan document and, after the retroactive Effective Date of this Plan, the Employer operated in compliance with the provisions of the prior plan, the provisions of such prior plan are incorporated into this Plan for purposes of determining whether the Employer operated the Plan in compliance with its terms, provided operation in compliance with the terms of the prior plan do not violate any qualification requirements under the Code, Regulations, or other IRS guidance.

The Employer may designate special effective dates for individual provisions under the Plan where provided in the Adoption Agreement or under Appendix A to the Adoption Agreement (Other Permitted Elections). If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the effective date of the plan merger(s).

1.24

"Elective Deferrals" means the Employer's contributions to the Plan that are made pursuant to a Participant's deferral election pursuant to Section 12.2, excluding any such amounts distributed as "excess annual additions" pursuant to Section 4.5. Elective Deferrals shall be subject to the requirements of Sections 12.2(c) and 12.2(d) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of the Code Section 401(k) Regulations. For calendar years beginning after December 31, 2005, the term "Elective Deferrals" includes Pre-Tax Elective Deferrals and Roth Elective Deferrals.

1.25

"Eligible Employee" means any Eligible Employee as elected in the Adoption Agreement and as provided herein. .An individual shall not be an Eligible Employee if such individual is not reported on the payroll records of the Employer as a common law employee. In particular, it is expressly intended that individuals not treated as common law employees by the Employer on its payroll records and out-sourced workers, are not Eligible Employees and are excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. However, the two preceding sentences shall not apply to partners or other Self-Employed Individuals unless the Employer treats them as independent contractors. Furthermore, Employees of an Affiliated Employer will not be treated as Eligible Employees prior to the date the Affiliated Employer adopts the Plan as a Participating Employer.

Employees who became Employees as the result of a "Code Section 410(b)(6)(C) transaction" will, unless otherwise specified in the Adoption Agreement, only be Eligible Employees after the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A Code Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business that is subject to the special rules set forth in Code Section 410(b)(6)(C). However, regardless of any election made in the Adoption Agreement, if a separate entity becomes an Affiliated Employer as the result of a Code Section 410(b)(6)(C) transaction, then Employees of such separate entity will not be treated as Eligible Employees prior to the date the entity adopts the Plan as a Participating Employer.

If, in the Adoption Agreement, the Employer elects to exclude union employees, then Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining and if two percent (2%) or less of the Employees covered pursuant to that agreement are professionals as defined in Regulation Section 1.410(b)-9, shall not be eligible to participate in this Plan to the extent of employment covered by such agreement. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

If, in the Adoption Agreement, the Employer elects to exclude nonresident aliens, then Employees who are nonresident aliens (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan. In addition, this paragraph shall also apply to exclude from participation in the Plan an Employee who is a nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) but who receives earned income (within the meaning of Code Section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)), if all of the Employee's earned income from the Employer from sources within the United States is exempt from United States income tax under an applicable income tax convention. The preceding sentence will apply only if all Employees described in the preceding sentence are excluded from the Plan.

If, in the Adoption Agreement, the Employer elects to exclude Part-Time/Temporary/Seasonal Employees, then notwithstanding any such exclusion, if any such excluded Employee actually completes a Year of Service (or Period of Service if the Elapsed Time method is selected), then such Employee will enter the Plan on the next entry date following completion of the Year of Service (or, if applicable, Period of Service), provided the Employee is employed by the Employer on that entry date.

1.26

"Employee" means any person who is employed by the Employer. The term "Employee" shall also include any person who is an employee of an Affiliated Employer and any Leased Employee deemed to be an Employee as provided in Code Section 414(n) or (o).

1.27

"Employer" means the entity specified in the Adoption Agreement, any successor which shall maintain this Plan and any predecessor which has maintained this Plan. In addition, unless the context means otherwise, the term "Employer" shall include any Participating Employer which shall adopt this Plan.

1.28

"Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

(a)

The aggregate "contribution percentage amounts" (as defined in Section 12.6) actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ACP, over

(b)

The maximum "contribution percentage amounts" permitted by the ACP test in Section 12.6 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of their "contribution percentages" beginning with the highest of such percentages).

Such determination shall be made after first taking into account corrections of any Excess Deferrals pursuant to Section 12.2 and then taking into account adjustments of any Excess Contributions pursuant to Section 12.5.

1.29

"Excess Compensation" means, with respect to a Plan that is integrated with Social Security (permitted disparity), a Participant's Compensation which is in excess of the integration level elected in the Adoption Agreement. However, if Compensation is based on less than a twelve (12) month determination period, Excess Compensation shall be determined by reducing the integration level by a fraction, the numerator of which is the number of full months in the short period and the denominator of which is twelve (12). A determination period is not less than twelve (12) months solely because a Participant's Compensation does not include Compensation paid during a determination period while the Participant was not a Participant in this component of the Plan.

1.30

"Excess Contributions" means, with respect to any Plan Year, the excess of:

(a)

The aggregate amount of Employer contributions actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ADP, over

(b)

The maximum amount of such contributions permitted by the ADP test in Section 12.4 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios, beginning with the highest of such ratios).

In determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferrals previously distributed to such affected Highly Compensated Participant for the Participant's taxable year ending with or within such Plan Year.

1.31

"Excess Deferrals" means, with respect to any taxable year of a Participant, either (1) those elective deferrals within the meaning of Code Sections 402(g) or 402A that are made during the Participant's taxable year and exceed the dollar limitation under Code Section 402(g) (including, if applicable, the dollar limitation on Catch-Up Contributions defined in Code Section 414(v)) for such year; or (2) are made during a calendar year and exceed the dollar limitation under Code Sections 402(g) and 402A (including, if applicable, the dollar limitation on Catch-Up Contributions defined in Code Section 414(v)) for the Participant's taxable year beginning in such calendar year, counting only Elective Deferrals made under this Plan and any other plan, contract or arrangement maintained by the Employer.

1.32

"Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

1.33

"Fiscal Year" means the Employer's accounting year.

1.34

"Forfeiture" means that portion of a Participant's Account that is not Vested and is disposed of in accordance with the provisions of the Plan. Unless otherwise elected in the Adoption Agreement, Forfeitures occur pursuant to (a) below.

(a)

A Forfeiture will occur on the earlier of:

(1)

The last day of the Plan Year in which a Participant incurs five (5) consecutive 1-Year Breaks in Service, or

(2)

The distribution of the entire Vested portion of the Participant's Account of a Participant who has severed employment with the Employer. For purposes of this provision, if the Participant has a Vested benefit of zero, then such Participant shall be deemed to have received a distribution of such Vested benefit as of the year in which the severance of employment occurs. For this purpose, a Participant's Vested benefit shall not include: (1) the Participant's Qualified Voluntary Contribution Account, and (2) the Participant's Rollover Account.

(b)

If elected in the Adoption Agreement, a Forfeiture will occur as of the last day of the Plan Year in which a Participant incurs five (5) consecutive 1-Year Breaks in Service.

Regardless of the preceding, if a Participant is eligible to share in the allocation of Forfeitures in the year in which the Forfeiture would otherwise occur, then the Forfeiture will not occur until the end of the first Plan Year for which the Participant is not eligible to share in the allocation of Forfeitures. Furthermore, the term "Forfeiture" shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

1.35

"Former Employee" means an individual who has severed employment with the Employer or an Affiliated Employer.

1.36

"414(s) Compensation" means Compensation as defined in Section 1.14. However, the Employer may operationally elect to use any other definition of compensation for 414(s) Compensation provided such definition satisfies the nondiscrimination requirements of Code Section 414(s) and the Regulations thereunder. The period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. An Employer may further limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year.

1.37

"415 Compensation" means, with respect to any Participant, such Participant's (a) Wages, tips and other compensation on Form W-2, (b) Section 3401(a) wages or (c) 415 safe harbor compensation as elected in the Adoption Agreement for purposes of Compensation. 415 Compensation shall be based on the full Limitation Year regardless of when participation in the Plan commences. Furthermore, regardless of any election made in the Adoption Agreement, 415 Compensation shall include any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Sections 125, 457, and 132(f)(4).

If elected in Appendix A to the Adoption Agreement (Other Permitted Elections), amounts under Code Section 125 shall be deemed to include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 pursuant to the preceding sentence only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

For Limitation Years beginning in and after the year specified in Appendix A to the Adoption Agreement (but in no event earlier than the Limitation Year beginning in 2005), payments made within 2 1/2 months after severance from employment (within the meaning of Code Section 401(k)(2)(B)(i)(I)) will be compensation within the meaning of Code Section 415(c)(3) if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer and are regular compensation for services during the Employee's regular working hours, compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation, and payments for accrued bona fide sick, vacation or other leave, but only if the Employee would have been able to use the leave if employment had continued. Any payments not described above are not considered compensation if paid after severance from employment, even if they are paid within 2 1/2 months following severance from employment, except for payments to an individual who does not currently perform services for the Employer by reason of qualified military service (within the meaning of Code Section 414(u)(1)) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

415 Compensation will be limited to the same dollar limitations set forth in Section 1.14 adjusted in such manner as permitted under Code Section 415(d).

Except as otherwise provided herein, if, in connection with the adoption of any amendment, the definition of 415 Compensation has been modified, then for Plan Years prior to the Plan Year which includes the adoption date of such amendment, 415 Compensation means compensation determined pursuant to the terms of the Plan then in effect.

1.38

"Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means any Employee who:

(a)

was a "five percent (5%) owner" as defined in Section 1.44(b) at any time during the "determination year" or the "look-back year"; or

(b)

for the "look-back year" had 415 Compensation from the Employer in excess of $80,000 and, if elected in the Adoption Agreement, was in the Top-Paid Group for the "look-back year." The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d).

The "determination year" means the Plan Year for which testing is being performed and the "look-back year" means the immediately preceding twelve (12) month period. However, if the calendar year data election is made in the Adoption Agreement, for purposes of (b) above, the "look-back year" shall be the calendar year beginning within the twelve (12) month period immediately preceding the "determination year."

The Top-Paid Group election may be made at any time up to the date the applicable test for which the term is being used must be performed (including any statutory or regulatory provision for the correction of a failure of such test).

A Highly Compensated Former Employee is based on the rules applicable to determining highly compensated employee status as in effect for that "determination year," in accordance with Regulation Section 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who received no earned income (within the meaning of Code Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. If a nonresident alien Employee has U.S. source income, that Employee is treated as satisfying this definition if all of such Employee's U.S. source income from the Employer is exempt from U.S. income tax under an applicable income tax treaty. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

1.39

"Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

1.40

"Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer for the performance of duties during the applicable computation period (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, incapacity (including disability), jury duty, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation Section 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Furthermore, for purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Section 414(n) or 414(o) and the Regulations thereunder. Furthermore, the provisions of Department of Labor regulations Section 2530.200b-2(b) and (c) are incorporated herein by reference.

Hours of Service will be determined on the basis of the following method as elected in the Adoption Agreement:

If the days worked method is elected, an Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

If the weeks worked method is elected an Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

If the semi-monthly payroll periods worked method is elected, an Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

If the months worked method is elected, an Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

If the bi-weekly payroll periods worked method is elected, an Employee will be credited with ninety (90) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the bi-weekly payroll period.

If the actual hours method is elected, an Employee is credited with the actual Hours of Service the Employee completes with the Employer or the number of Hours of Service for which the Employee is paid (or entitled to payment).

1.41

"Insurer" means any legal reserve insurance company which has issued or shall issue one or more Contracts or Policies under the Plan.

1.42

"Investment Manager" means a Fiduciary as described in Act Section 3(38).

1.43

"Joint and Survivor Annuity" means an immediate annuity for the life of a Participant with a survivor annuity for the life of the Participant's spouse which is not less than fifty percent (50%), nor more than one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse which can be purchased with the Participant's Vested interest in the Plan reduced by any outstanding loan balances pursuant to Section 7.6.

1.44

"Key Employee" means, effective for Plan Years beginning after December 31, 2001, an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (including any deceased employee as well as each of the Employee's or former Employee's Beneficiaries) is considered a Key Employee if the Employee or former Employee, at any time during the Plan Year that contains the "determination date," has been included in one of the following categories:

(a)

an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual 415 Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002);

(b)

a "five percent (5%) owner" of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; and

(c)

a "one percent (1%) owner" of the Employer having annual 415 Compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. In determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

1.45

"Late Retirement Date" means the date of, or the first day of the month or the Anniversary Date coinciding with or next following, whichever corresponds to the election in the Adoption Agreement for the Normal Retirement Date, a Participant's actual retirement after having reached the Normal Retirement Date.

1.46

"Leased Employee" means any person (other than an Employee of the recipient Employer) who, pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer.

A Leased Employee shall not be considered an employee of the recipient Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), (2) immediate participation, and (3) full and immediate vesting; and (b) leased employees do not constitute more than twenty percent (20%) of the recipient Employer's nonhighly compensated workforce.

1.47

"Limitation Year" means the determination period used to determine Compensation. However, the Employer may elect a different Limitation Year in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. Furthermore, unless there is a change to a new Limitation Year, the Limitation Year will be a twelve (12) consecutive month period. In the case of an initial Limitation Year, the Limitation Year will be the twelve (12) consecutive month period ending on the last day of the period specified in the Adoption Agreement. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new "Limitation Year" must begin on a date within the "Limitation Year" in which the amendment is made.

1.48

"Net Profit" means, with respect to any Fiscal Year, the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

1.49

"Nonelective Contribution" means the Employer's contributions to the Plan other than Elective Deferrals, any Qualified Nonelective Contributions and any Qualified Matching Contributions. Employer matching contributions which are not Qualified Matching Contributions shall be considered a Nonelective Contribution for purposes of the Plan.

1.50

"Nonhighly Compensated Employee/Participant" means any Employee/Participant who is not a Highly Compensated Employee. However, if pursuant to Sections 12.4 or 12.6 the prior year testing method is used to calculate the ADP or the ACP, a Nonhighly Compensated Employee/Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

1.51

"Non-Key Employee" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not a Key Employee.

1.52

"Normal Retirement Age" means the age elected in the Adoption Agreement at which time a Participant's Account shall be nonforfeitable (if the Participant is employed by the Employer on or after that date). However, solely for purposes of nondiscrimination testing under Code Section 401(a)(4), the Employer may deem the social security retirement age (as defined in Code Section 415(b)(8)) as the Normal Retirement Age.

1.53

"Normal Retirement Date" means the date elected in the Adoption Agreement.

1.54

"1-Year Break in Service" means, if the Hour of Service method is elected in the Adoption Agreement, the applicable computation period during which an Employee or former Employee has not completed more than 500 Hours of Service. However, if the Employer selected, in the Service Crediting Method Section of the Adoption Agreement, to define a Year of Service as less than 1,000 Hours of Service, then the 500 Hours of Service in this definition of 1-Year Break in Service shall be proportionately reduced. Further, solely for the purpose of determining whether an Employee has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

"Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

If the Elapsed Time method is elected in the Service Crediting Section of the Adoption Agreement, then a "1-Year Break in Service" means a twelve (12) consecutive month period beginning on the severance from service date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the Employee or former Employee does not perform an Hour of Service for the Employer during such twelve (12) consecutive month period.

1.55

"Owner-Employee" means a sole proprietor who owns the entire interest in the Employer or a partner (or member in the case of a limited liability company treated as a partnership or sole proprietorship for federal income tax purposes) who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

1.56

"Participant" means any Employee or Former Employee who has satisfied the requirements of Sections 3.1 and 3.2 and entered the Plan and is eligible to accrue benefits under the Plan. In addition, the term "Participant" also includes any individual who was a Participant (as defined in the preceding sentence) and who must continue to be taken into account under a particular provision of the Plan (e.g., because the Participant has an Account balance in the Plan).

1.57

"Participant Directed Account" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedures.

1.58

"Participant Direction Procedures" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.10 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

1.59

"Participating Employer" means an Employer who adopts the Plan pursuant to Sections 11.1 or 14.1.

1.60

"Period of Service" means every twelve (12) month period commencing with an Employee's first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the first day of a Period of Severance. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

Periods of Service with any Affiliated Employer shall be recognized. Furthermore, Periods of Service with any predecessor employer that maintained this Plan shall be recognized. Periods of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

In determining Periods of Service for purposes of vesting under the Plan, Periods of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

In the event the method of crediting service is amended from the Hour of Service method to the Elapsed Time method, an Employee will receive credit for a Period of Service consisting of:

(a)

A number of years equal to the number of Years of Service credited to the Employee before the computation period during which the amendment occurs; and

(b)

The greater of (1) the Periods of Service that would be credited to the Employee under the Elapsed Time method for service during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hour of Service method as of the date of the amendment.

In addition, the Employee will receive credit for service subsequent to the amendment commencing on the day after the last day of the computation period in which the transfer occurs.

1.61

"Period of Severance" means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from service.

In the case of an individual who is absent from work for "maternity or paternity" reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a one year Period of Severance. For purposes of this paragraph, an absence from work for "maternity or paternity" reasons means an absence (a) by reason of the pregnancy of the individual,

(b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.62

"Plan" means this instrument (hereinafter referred to as Standard Retirement Services, Inc. Defined Contribution Volume Submitter Plan) and the Adoption Agreement as adopted by the Employer, including all amendments thereto and any appendix which is specifically permitted pursuant to the terms of the Plan.

1.63

"Plan Year" means the Plan's accounting year as specified in the Adoption Agreement. Unless there is a Short Plan Year, the Plan Year will be a twelve-consecutive month period.

1.64

"Pre-Retirement Survivor Annuity" means an immediate annuity for the life of a Participant's spouse, the payments under which must be equal to the benefit which can be provided with the percentage, as specified in the Adoption Agreement, of the Participant's Vested interest in the Plan as of the date of death. If no election is made in the Adoption Agreement, the percentage shall be equal to fifty percent (50%). Furthermore, if less than one hundred percent (100%) of the Participant's Vested interest in the Plan is used to provide the Pre-Retirement Survivor Annuity, a proportionate share of each of the Participant's Accounts subject to the Pre-Retirement Survivor Annuity shall be used to provide the Pre-Retirement Survivor Annuity.

1.65

"Pre-Tax Elective Deferrals" means a Participant's Elective Deferrals that are not includible in the Participant's gross income at the time deferred.

1.66

"Qualified Matching Contribution" means any Employer matching contributions that are made pursuant to Sections 12.1(a)(2) (if elected in the Adoption Agreement), 12.5 and 12.7.

1.67

"Qualified Nonelective Contribution" means the Employer's contributions to the Plan that are made pursuant to Sections 12.1(a)(4),

12.5 and 12.7.

1.68

"Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

1.69

"Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, regardless of whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

1.70

"Roth Elective Deferrals" means, for calendar years beginning after December 31, 2005, a Participant's Elective Deferrals that are includible in the Participant's gross income at the time deferred and have been irrevocably designated as Roth Elective Deferrals by the Participant in his or her deferral election. Roth Elective Deferrals shall be subject to the requirements of Sections 12.2(c) and 12.2(d) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of Regulation Section 1.401(k)-1(b)(2), the provisions of which are incorporated herein by reference. A Participant's Roth Elective Deferrals will be maintained in a separate account containing only the Participant's Roth Elective Deferrals and gains and losses attributable to those Roth Elective Deferrals.

1.71

"Salary Reduction Agreement" means an agreement between a Participant and the Employer, whereby the Participant elects to reduce Compensation by a specific dollar amount or percentage and the Employer agrees to contribute such amount into the 401(k) Plan. A Salary Reduction Agreement may require that an election be stated in specific percentage increments (not greater than one percent (1%) increments) or in specific dollar amount increments (not greater than dollar increments that could exceed one percent (1%) of Compensation).

A Salary Reduction Agreement may not be effective prior to the later of: (a) the date the Employee becomes a Participant; (b) the date the Participant agrees (including by automatic consent) to the Salary Reduction Agreement; or (c) the date the 401(k) plan is adopted by the Employer or applicable Participating Employer. A Salary Reduction Agreement is valid even though it is executed by an Employee before he or she actually becomes a Participant, so long as the Salary Reduction Agreement is not effective before the date the Employee becomes a Participant. A Salary Reduction Agreement may only apply to Compensation that becomes currently available to the Employee after the effective date of the Salary Reduction Agreement.

A Salary Reduction Agreement (or other written procedures) must designate a uniform period during which an Employee may change or terminate his or her deferral election under the Salary Reduction Agreement. A Participant's right to change or terminate a Salary Reduction Agreement may not be available on a less frequent basis than once per Plan Year.

1.72

"Self-Employed Individual" means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

1.73

"Shareholder-Employee" means a Participant who owns (or is deemed to own pursuant to Code Section 318(a)(1)) more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation (S Corporation) under the applicable Code Sections relating to Small Business Corporations.

1.74

"Short Plan Year" means, if specified in the Adoption Agreement or as the result of an amendment, a Plan Year of less than a twelve (12) month period. If there is a Short Plan Year, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service (or Period of Service if the Elapsed Time method is used) for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service (or months of service if the Elapsed Time method is used) required shall be proportionately reduced based on the number of days (or months) in the Short Plan Year. The determination of whether an Employee has completed a Year of Service (or Period of Service) for vesting and eligibility purposes shall be made in accordance with Department of Labor regulation Section 2530.203-2(c). In addition, if this Plan is integrated with Social Security, then the integration level shall be proportionately reduced based on the number of months in the Short Plan Year.

1.75

"Taxable Wage Base" means, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act at the beginning of such Plan Year.

1.76

"Terminated Participant" means a person who has been a Participant, but whose employment has been terminated with the Employer or applicable Participating Employer other than by death, Total and Permanent Disability or retirement.

1.77

"Top-Heavy Plan" means a plan described in Section 9.2(a).

1.78

"Top-Heavy Plan Year" means a Plan Year during which the Plan is a Top-Heavy Plan.

1.79

"Top-Paid Group" shall be determined pursuant to Code Section 414(q) and the Regulations thereunder and generally means the top twenty percent (20%) of Employees who performed services for the Employer during the applicable year, ranked according to the amount of 415 Compensation received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees if required pursuant to Code Section 414(n) or (o). Employees who are nonresident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Furthermore, for the purpose of determining the number of Employees in any year, the following additional Employees may also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top-Paid Group:

(a)

Employees with less than six (6) months of service;

(b)

Employees who normally work less than 17 1/2 hours per week;

(c)

Employees who normally work less than six (6) months during a year; and

(d)

Employees who have not yet attained age twenty-one (21).

In addition, if ninety percent (90%) or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top-Paid Group.

The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable. Furthermore, in applying such exclusions, the Employer may substitute any lesser service, hours or age.

1.80

"Total and Permanent Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The disability of a Participant shall be determined by a licensed physician. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

1.81

"Trustee" means any person or entity that is named in the Adoption Agreement or has otherwise agreed to serve as Trustee, or any successors thereto. In addition, unless the context means, or the Plan provides, otherwise, the term "Trustee" shall mean the Insurer if the Plan is fully insured.

1.82

"Trust Fund" means, if the Plan is funded with a trust, the assets of the Plan and Trust as the same shall exist from time to time.

1.83

"Valuation Date" means the date or dates specified in the Adoption Agreement. Regardless of any election to the contrary, the Valuation Date shall include the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of Participants' Accounts during the Plan Year, which may include any day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, or any stock exchange used by such agent, are open for business.

1.84

"Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

1.85

"Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1,000 Hours of Service (unless a lower number of Hours of Service is specified in the Adoption Agreement).

For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). Unless otherwise elected in the Service Crediting Method Section of the Adoption Agreement, the succeeding computation periods shall begin on the anniversary of the Employee's employment commencement date. However, unless otherwise elected in the Adoption Agreement, if one (1) Year of Service or less is required as a condition of eligibility, then the computation period after the initial computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and subsequent computation periods shall be the Plan Year. If there is a shift to the Plan Year, an Employee who is credited with the number of Hours of Service to be credited with a Year of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon completing two (2) consecutive Years of Service without an intervening 1-Year Break in Service.

For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the period elected in the Service Crediting Method Section of the Adoption Agreement. If no election is made in the Service Crediting Method Section of the Adoption Agreement, then the computation period shall be the Plan Year.

In determining Years of Service for purposes of vesting under the Plan, Years of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

Years of Service and 1-Year Breaks in Service for eligibility purposes will be measured on the same eligibility computation period. Years of Service and 1-Year Breaks in Service for vesting purposes will be measured on the same vesting computation period.

Years of Service with any Affiliated Employer shall be recognized. Furthermore, Years of Service with any predecessor employer that maintained this Plan shall be recognized. Years of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

In the event the method of crediting service is amended from the Elapsed Time method to the Hour of Service method, an Employee will receive credit for Years of Service equal to:

(a)

The number of Years of Service equal to the number of 1-year Periods of Service credited to the Employee as of the date of the amendment; and

(b)

In the computation period which includes the date of the amendment, a number of Hours of Service (using the Hours of Service equivalency method elected in the Adoption Agreement) to any fractional part of a year credited to the Employee under this Section as of the date of the amendment.

ARTICLE II

ADMINISTRATION

2.1

POWERS AND RESPONSIBILITIES OF THE EMPLOYER

(a)

Appointment of Trustee (or Insurer) and Administrator. In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee (or Insurer) and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

(b)

Funding policy and method. The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. If the Trustee (or Insurer) has discretionary authority, the Employer or its delegate shall communicate such needs and goals to the Trustee (or Insurer), who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee (or Insurer) as to the investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

(c)

Appointment of Investment Manager. The Employer may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide investment direction to the Trustee (or Insurer) with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee(or Insurer) and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

(d)

Review of fiduciary performance. The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2

DESIGNATION OF ADMINISTRATIVE AUTHORITY

The Employer may appoint one or more Administrators. If the Employer does not appoint an Administrator, the Employer will be the Administrator. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified. Upon the resignation or removal of an Administrator, the Employer may designate in writing a successor to this position.

2.3

ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If more than one person is appointed as Administrator, then the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. If no such delegation is made by the Employer, then the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee (or Insurer) in writing of such action and specify the responsibilities of each Administrator. The Trustee (or Insurer) thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee (or Insurer) a written revocation of such designation.

2.4

POWERS AND DUTIES OF THE ADMINISTRATOR

The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

The Administrator shall be charged with the duties of the general administration of the Plan and the powers necessary to carry out such duties as set forth under the terms of the Plan, including, but not limited to, the following:

(a)

the discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

(b)

the authority to review and settle all claims against the Plan, including claims where the settlement amount cannot be calculated or is not calculated in accordance with the Plan's benefit formula. This authority specifically permits the Administrator to settle disputed claims for benefits and any other disputed claims made against the Plan;

(c)

to compute, certify, and direct the Trustee (or Insurer) with respect to the amount and the kind of benefits to which any
Participant shall be entitled hereunder;

(d)

to authorize and direct the Trustee (or Insurer) with respect to all discretionary or otherwise directed disbursements from the Trust Fund;

(e)

to maintain all necessary records for the administration of the Plan;

(f)

to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan that are consistent with the terms hereof;

(g)

to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

(h)

to compute and certify to the Employer and to the Trustee (or Insurer) from time to time the sums of money necessary or desirable to be contributed to the Plan;

(i)

to consult with the Employer and the Trustee (or Insurer) regarding the short and long-term liquidity needs of the Plan in order that the Trustee (or Insurer) can exercise any investment discretion (if the Trustee (or Insurer) has such discretion), in a manner designed to accomplish specific objectives;

(j)

to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Plan, Code and Regulations thereunder;

(k)

to assist Participants regarding their rights, benefits, or elections available under the Plan;

(l)

to act as the named Fiduciary responsible for communicating with Participants as needed to maintain Plan compliance with Act Section 404(c) (if the Employer intends to comply with Act Section 404(c)) including, but not limited to, the receipt and transmission of Participants' directions as to the investment of their accounts under the Plan and the formation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their accounts; and

(m)

to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it.

2.5

RECORDS AND REPORTS

The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6

APPOINTMENT OF ADVISERS

The Administrator may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and, if applicable, to Plan Participants.

2.7

INFORMATION FROM EMPLOYER

The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its functions hereunder and the Administrator shall advise the Trustee (or Insurer) of such of the foregoing facts as may be pertinent to the Trustee's (or Insurer's) duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8

PAYMENT OF EXPENSES

All reasonable expenses of administration may be paid out of the Plan assets unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or Trustee (or Insurer) in carrying out the instructions of Participants as to the directed investment of their accounts (if permitted) and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. In addition, unless specifically prohibited under statute, regulation or other guidance of general applicability, the Administrator may charge to the Account of an individual Participant a reasonable charge to offset the cost of making a distribution to the Participant, Beneficiary, or Alternate Payee. If liquid assets of the Plan are insufficient to cover the fees of the Trustee (or Insurer) or the Plan Administrator, then Plan assets shall be liquidated to the extent necessary for such fees. In the event any part of the Plan assets becomes subject to tax, all taxes incurred will be paid from the Plan assets. Until paid, the expenses shall constitute a liability of the Trust Fund.

2.9

MAJORITY ACTIONS

Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10

CLAIMS PROCEDURE

Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days (45 days if the claim involves disability benefits) after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.11

CLAIMS REVIEW PROCEDURE

Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.10 shall be entitled to request the Administrator to give further consideration to the claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes such claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing, the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days (45 days if the claim involves disability benefits) of receipt of the appeal (unless there has been an extension of sixty (60) days (45 days if the claim involves disability benefits) due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period (45 days if the claim involves disability benefits)). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. Notwithstanding the preceding, to the extent any of the time periods specified in this Section are amended by law or Department of Labor regulation, then the time frames specified herein shall automatically be changed in accordance with such law or regulation.

If the Administrator, pursuant to the claims review procedure, makes a final written determination denying a Participant's or Beneficiary's benefit claim, then in order to preserve the claim, the Participant or Beneficiary must file an action with respect to the denied claim not later than one hundred eighty (180) days following the date of the Administrator's final determination.

ARTICLE III

ELIGIBILITY

3.1

CONDITIONS OF ELIGIBILITY

Any Eligible Employee shall be eligible to participate hereunder on the date such Employee has satisfied the conditions of eligibility elected in the Adoption Agreement.

3.2

EFFECTIVE DATE OF PARTICIPATION

(a)

General rule. An Eligible Employee who has satisfied the conditions of eligibility pursuant to Section 3.1 shall become a Participant effective as of the date elected in the Adoption Agreement. If said Employee is not employed on such date, but is reemployed before a 1-Year Break in Service has occurred, then such Employee shall become a Participant on the date of reemployment or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment. If such Employee incurs a 1-Year Break in Service, then eligibility will be determined under the Break in Service rules set forth in Section 3.5.

(b)

Recognition of predecessor service. Unless specifically provided otherwise in the Adoption Agreement, an Eligible Employee who satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

(c)

Noneligible to eligible class. If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

(d)

Eligible to noneligible class. If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. However, if such Employee incurs a 1-Year Break in Service, eligibility will be determined under the Break in Service rules set forth in Section 3.5.

3.3

DETERMINATION OF ELIGIBILITY

The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.11.

3.4

TERMINATION OF ELIGIBILITY

In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Participant shall continue to vest in the Plan for each Year of Service (or Period of Service, if the Elapsed Time method is used) completed while an ineligible Employee, until such time as the Participant's Account is forfeited or distributed pursuant to the terms of the Plan. Additionally, the Participant's interest in the Plan shall continue to share in the earnings of the Trust Fund in the same manner as Participants.

3.5

REHIRED EMPLOYEES AND BREAKS IN SERVICE

(a)

Rehired Participant/immediate re-entry. If any Former Employee who had been a Participant is reemployed by the Employer, then the Employee shall become a Participant as of the reemployment date, unless the Employee is not an Eligible Employee or the Employee's prior service is disregarded pursuant to Section 3.5(d) below. If such prior service is disregarded, then the rehired Eligible Employee shall be treated as a new hire.

(b)

Rehired Eligible Employee who satisfied eligibility. If any Eligible Employee had satisfied the Plan's eligibility requirements but, due to a severance of employment, did not become a Participant, then such Eligible Employee shall become a Participant as of the later of (1) the entry date on which he or she would have entered the Plan had there been no severance of employment, or (2) the date of his or her re-employment. Notwithstanding the preceding, if the rehired Eligible Employee's prior service is disregarded pursuant to Section 3.5(d) below, then the rehired Eligible Employee shall be treated as a new hire.

(c)

Rehired Eligible Employee who had not satisfied eligibility. If any Eligible Employee who had not satisfied the Plan's eligibility requirements is rehired after severance from employment, then such Eligible Employee shall become a Participant in the Plan in accordance with the eligibility requirements set forth in the Adoption Agreement and the Plan. However, in applying any shift in an eligibility computation period, the Eligible Employee is not treated as a new hire unless prior service is disregarded in accordance with Section 3.5(d) below.

(d)

Reemployed after 1-Year Break in Service ("rule of parity" provisions). If any Employee is reemployed after a 1-Year Break in Service has occurred, Years of Service (or Periods of Service if the Elapsed Time method is being used) shall include Years of Service (or Periods of Service if the Elapsed Time method is being used) prior to the 1-Year Break in Service subject to the rules set forth below. The Employer may elect in Appendix A to the Adoption Agreement (Other Permitted Elections) to make the provisions of this paragraph inapplicable for purposes of eligibility and/or vesting.

(1)

In the case of a Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service (or Periods of Service) before a period of 1-Year Breaks in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (A) five (5) or (B) the aggregate number of pre-break Years of Service (or Periods of Service). Such aggregate number of Years of Service (or Periods of Service) will not include any Years of Service (or Periods of Service) disregarded under the preceding sentence by reason of prior 1-Year Breaks in Service;

(2)

A Participant who has not had Years of Service (or Periods of Service) before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment, or if later, as of the date the Former Employee would otherwise enter the Plan pursuant to Sections 3.1 and 3.2 taking into account all service not disregarded.

(e)

Vesting after 5 1-Year Breaks in Service. After a Participant who has severed employment with the Employer incurs five (5) consecutive 1-Year Breaks in Service, the Vested portion of such Participant's Account attributable to pre-break service shall not be increased as a result of post-break service. In such case, separate accounts will be maintained as follows:

(1)

one account for nonforfeitable benefits attributable to pre-break service; and

(2)

one account representing the Participant's Employer-derived account balance in the Plan attributable to post-break service.

(f)

Buyback provisions. If any Former Employee who had been a Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Participant had received a distribution of the entire Vested interest prior to reemployment, then the forfeited account shall be reinstated only if the Participant repays the full amount which had been distributed (including amounts from Accounts that were fully Vested such as the Elective Deferral Account). Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a severance of employment, the time for repayment may not end earlier than five (5) years after the date of distribution. In the event the Participant does repay the full amount distributed, the undistributed forfeited portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding the distribution. The source for such reinstatement may be Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer will contribute an amount which is sufficient to restore the Participant's Account, provided, however, that if a discretionary contribution is made for such year, such contribution will first be applied to restore any such accounts and the remainder shall be allocated in accordance with the terms of the Plan. If a non-Vested Participant was deemed to have received a distribution and such Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

3.6

ELECTION NOT TO PARTICIPATE

An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in any component of the Plan when the Employee first becomes eligible. Such election must be made upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the date the Employee would have otherwise entered the Plan.

An Employee who elects not to participate under the Plan is treated as a nonbenefiting Employee for purposes of the minimum coverage requirements under Code Section 410(b). Furthermore, an Employee who makes a one-time irrevocable election, as described in the preceding paragraph, to make no Elective Deferrals to the Plan is not an eligible Participant for purposes of the Actual Deferral Percentage test set forth in Section 12.4 or the Actual Contribution Percentage test set forth in Section 12.6.

ARTICLE IV

CONTRIBUTION AND ALLOCATION

4.1

FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

(a)

For a Money Purchase Plan:

(1)

The Employer will make contributions on the following basis. On behalf of each Participant eligible to share in allocations, for each year of such Participant's participation in this Plan, the Employer will contribute the amount elected in the Adoption Agreement. All contributions by the Employer will be made in cash. In the event a funding waiver is obtained, this Plan shall be deemed to be an individually designed plan.

(2)

Notwithstanding the foregoing, with respect to an Employer which is not a tax-exempt entity, the Employer's contribution for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top-heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount that is deductible under Code Section 404.

(b)

For a Profit Sharing Plan:

(1)

For each Plan Year, the Employer may (or will in the case of a Prevailing Wage Contribution as set forth in the Formula for Determining Employer Profit Sharing Contribution Section of the Adoption Agreement) contribute to the Plan such amount as elected by the Employer in the Adoption Agreement. In addition, the Employer may make a discretionary "gateway contribution" pursuant to Section 4.3(b)(4).

(2)

Additionally, the Employer will contribute to the Plan the amount necessary, if any, to provide the top-heavy minimum allocations even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404.

(3)

Subject to the consent of the Trustee (or Insurer), the Employer may make its contribution to the Plan in the form of property, provided such contribution does not constitute a prohibited transaction under the Code or the Act. The decision to make a contribution of property is subject to the general fiduciary rules under the Act.

(c)

Frozen Plans. The Employer may designate that the Plan is a frozen Plan at the Contribution Types Section of the Adoption Agreement. As a frozen Plan, the Employer will not make any Employer contributions with respect to Compensation earned after the date identified in the Adoption Agreement, and if the Plan is a 401(k) Plan, no Participant will be permitted to make Elective Deferrals to the Plan for any period following the effective date identified in the Adoption Agreement. In addition, once a Plan is frozen, no Eligible Employees shall become Participants.

4.2

TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

Unless otherwise provided by contract or law, the Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. However, if pursuant to Section 12.8, the "ADP test safe harbor contribution" being made to the Plan is a matching contribution that is made on a basis other than the Plan Year quarter, then the matching contributions with respect to any Elective Deferrals made during a Plan Year quarter must be contributed to the Plan by the last day of the immediately following Plan Year quarter. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Administrator the Plan Year for which the Employer is making its contribution.

4.3

ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

(a)

Separate accounting. The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

(b)

Allocation of contributions. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution, if any, for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate any contributions as follows:

(1)

Money Purchase allocation. For a Money Purchase Plan (other than a Money Purchase Plan which is integrated by allocation):

(i)

The Employer's contribution shall be allocated to each Participant's Account in the manner set forth in Section 4.1 herein and as specified in the Adoption Agreement.

(ii)

Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year. Furthermore, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time method is elected).

(2)

Permitted disparity allocation. For an integrated Profit Sharing Plan or 401(k) Profit Sharing Plan allocation or a Money Purchase Plan which is integrated by allocation:

(i)

Except as provided in Section 4.3(f) for top-heavy purposes and subject to the "overall permitted disparity limits," the Employer's contribution shall be allocated to each Participant's Account in a dollar amount equal to 5.7% of the sum of each Participant's Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that each such Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants for that year. However, in the case of any Participant who has exceeded the "cumulative permitted disparity limit," the allocation set forth in this paragraph shall be based on such Participant's Compensation rather than Compensation plus Excess Compensation.

Regardless of the preceding, 4.3% shall be substituted for 5.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 5.4% shall be substituted for 5.7% above.

(ii)

The balance of the Employer's contribution over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

(iii)

Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(iv)

The following "overall permitted disparity limits" (which consist of the "annual overall permitted disparity limit" and the "cumulative permitted disparity limit") apply to the allocations set forth above.

(A)

"Annual overall permitted disparity limit." Notwithstanding the preceding paragraphs, if in any Plan Year this Plan "benefits" any Participant who "benefits" under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer that either provides for or imputes permitted disparity (integrates), then such plans will be considered to be one plan and will be considered to comply with the permitted disparity rules if the extent of the permitted disparity of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of the permitted disparity of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable under the Plan, bears to the limitation under Code Section 401(l) applicable to such Plan.

(B)

"Cumulative permitted disparity limit." With respect to a Participant who "benefits" or "has benefited" under a defined benefit or target benefit plan of the Employer, the "cumulative permitted disparity limit" for the Participant is thirty-five (35) total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, while such plan either provides for or imputes permitted disparity. For purposes of determining the Participant's "cumulative permitted disparity limit," all years ending in the same calendar year are treated as the same year. If the Participant has not "benefited" under a defined benefit or target benefit plan which neither provides for nor imputes permitted disparity for any year beginning on or after January 1, 1994, then such Participant has no cumulative disparity limit.

For purposes of this Section, "benefiting" means benefiting under the Plan for any Plan Year during which a Participant received or is deemed to receive an allocation in accordance with Regulation Section 1.410(b)-3(a).

(3)

Other profit sharing allocations. For a Profit Sharing Plan or 401(k) Profit Sharing Plan with a non-integrated allocation formula, a uniform points allocation formula, a Prevailing Wage Contribution allocation formula, an "age-weighted method" allocation formula, or a "grouping method" allocation formula as elected in the Formula for Determining Employer Profit Sharing Contribution Section of the Adoption Agreement:

(i)

The Employer's contribution shall be allocated to each Participant's Account in accordance with the allocation method below that corresponds to the elections in the Adoption Agreement. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the allocation shall be made in accordance with the provisions below. The "gateway contribution" for plans with a cross-tested allocation formula shall be made in accordance with the provisions of subsection (4) below.

(ii)

If the Employer's contribution is fixed, the Employer shall allocate the contribution in a set percentage to each Participant. If the Employer elects to contribute a uniform dollar amount for each Participant, the pro rata allocation shall allocate that uniform dollar amount to each Participant.

(iii)

If the Employer's contribution is discretionary and non-integrated, the contribution shall be allocated either in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants, in the same dollar amount to all Participants (per capita), or in the same dollar amount per Hour of Service completed by each Participant.

(iv)

If the Employer's Contribution is allocated under a uniform points allocation formula, the allocation for each Participant shall be determined based on the Participant's total points for the Plan Year, as determined under the Adoption Agreement. A Participant's allocation of the Employer Contribution is determined by multiplying the Employer Contribution by a fraction, the numerator of which is the Participant's total points for the Plan Year and the denominator of which is the sum of the points for all Participants for the Plan Year. A Participant shall receive points for each year(s) of age and/or each Year(s) of Service. In addition, a Participant also may receive points based on his or her Compensation,

(v)

If the Employer's contribution is a Prevailing Wage Contribution, it shall be allocated to each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to the Adoption Agreement. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age, service or employment condition requirements set forth in the Adoption Agreement and the Employer shall make such contribution to the Plan as frequently as is required under applicable law.

(vi)

If the Employer's contribution is allocated according to a "grouping method," the Employer may contribute to the Plan on behalf of each of the classifications of Participants set forth in the Adoption Agreement such amount as shall be determined by the Employer. The Employer shall provide the Administrator, if other than the Employer, with written notification of the amount of the contribution to be allocated to each classification on or before the due date of the Employer's tax return for the year of allocation, through written instructions from the Employer to the Plan Administrator. The Employer may elect to specify any number of classifications and a classification may consist of any number of Participants. The Employer may elect at Question 31.g.1. of the 401(k) Profit Sharing Adoption Agreement or 27.g.1.a. of the Profit Sharing Adoption Agreement to put each Participant in his or her own classification. The Administrator shall allocate the contribution made on behalf of each group of Participants to the Participants within such group either in the same proportion that each such Participant's Compensation bears to the total Compensation of all Participants within such group or on an equal basis (per capita), as selected in the Adoption Agreement.

(vii)

If the Employer's contribution is allocated according to an "age-weighting method," the Employer's contribution for the Plan Year shall be allocated to each Participant's Account in the same proportion that each such Participant's total points with respect to such year, bear to the total points awarded to all Participants with respect to such year. The conditional allocation provided for in the preceding sentence shall become the final allocation for the year only if it is not a Top-Heavy Plan Year; or if the minimum allocation required for Top-Heavy Plan Years is provided to all Employees eligible to receive such minimum allocation. If any such Employee does not receive the top-heavy minimum allocation, then in lieu of the conditional allocation, the Employer's contribution shall instead be allocated first to the affected Employees in an amount equal to their conditional allocation plus any additional amount necessary to provide the top-heavy minimum allocation.

The remainder of the Employer's contribution shall then be allocated as provided under the conditional allocation method, but for this purpose, those Employees who did not receive the top-heavy minimum allocation under the initial conditional allocation shall not be considered. If under the secondary allocation provided in the preceding sentence, an Employee who received a top-heavy minimum contribution under the conditional allocation no longer receives the same, then the steps outlined in the preceding paragraph and sentence shall be repeated until such time as all affected Employees have been allocated the top-heavy minimum contribution and the remaining contribution has been allocated, at which time, the allocations for the year shall be final.

A Participant's points with respect to any Plan Year shall be computed as follows:

(A)

Multiply the Participant's Compensation for the Plan Year by 1%.

(B)

Multiply the product for each Participant as determined in (a) above by the product of:

1.

the factor in Table I in Exhibit A to the Adoption Agreement, such factor to be determined by reference to the Participant's Normal Retirement Age, and

2.

the factor in Table II of Exhibit A to the Adoption Agreement, such factor to be determined by reference to the number of years remaining from the Participant's attained age as of the allocation date to his or her Normal Retirement Age.

The Schedule of Age-Weighted Allocation Factors is set forth in Exhibit A to the Adoption Agreement, (which is hereby incorporated by reference and made a part of the Plan) and shall be based on the interest rate selected in the Adoption Agreement (if no selection is made, 8.5% interest shall be deemed to have been elected).

3.

The resulting number shall be the number of points allocated to the Participant.

(viii)Notwithstanding the preceding provisions, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the Participant is an Eligible Employee at any time during the year and the conditions set forth in the Adoption Agreement are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(4)

Gateway contribution. The Employer may make an additional discretionary Employer contribution ("gateway contribution") as set forth below (i.e., the minimum allocation gateway requirement described in Regulation Section 1.401(a)(4)8(b)(1)(vi)). In applying the provisions of this subsection (4), the term "Employer contributions" shall also include any Forfeitures that are allocated to a Participant, other than Forfeitures that are subject to Code Section 401(m) because they are allocated as a matching contribution. Furthermore, in applying the provisions of this subsection (4) to a 401(k) Profit Sharing Plan, the term "Employer contributions" means any Employer Nonelective Contributions, safe harbor Nonelective and, except as otherwise provided in subsections (4)(ii) and (iv) below, Qualified Nonelective Contributions, and such term excludes any matching contributions.

(i)

Any "gateway contribution" made pursuant to this subsection for a Plan Year will be allocated to each Nonhighly Compensated Participant who receives an allocation of other "Employer contributions," for such Plan Year. The "gateway contribution" will be allocated without regard to any allocation conditions otherwise applicable to "Employer contributions" under the Plan. However, Participants who the Administrator disaggregates pursuant to Regulation Section 1.410(b)-7(c)(3) because they have not satisfied the greatest minimum age and service conditions permissible under Code Section 410(a) shall not be eligible to receive an allocation of any "gateway contribution" made pursuant to this subsection unless such an allocation is necessary to satisfy Code Section 401(a)(4).

(ii)

The "gateway contribution" will be allocated pro rata on the basis of Compensation (as defined in (iii) or (iv) below, whichever is applicable) of each eligible Participant (as described in subsection (i) above) but in no event will an allocation of the "gateway contribution" exceed the lesser of: (A) five percent (5%) of Compensation or (B) one-third (1/3) of the highest allocation rate for any Highly Compensated Participant for the Plan Year. Any allocation under the prior sentence will be reduced by the amount of any other "Employer contributions," excluding any Qualified Nonelective Contributions that are used to satisfy the Actual Deferral Percentage test set forth in Section 12.4 or the Actual Contribution Percentage test set forth in Section 12.6, allocated for the same Plan Year to such Participant, provided that if an eligible Participant is receiving only a Qualified Nonelective Contribution and such contribution amount equals or exceeds the "gateway contribution," then the contribution satisfies the "gateway contribution" requirement as to that Participant.

(iii)

For allocation purposes under the 5% "gateway contribution" under (A) of subsection (ii) above, Compensation means 415 Compensation except that it shall be determined for the Plan Year (rather than the Limitation Year) and shall exclude 415 Compensation paid while an Employee is not a Participant in the Plan.

(iv)

For purposes of the 1/3 "gateway contribution" alternative under (B) of subsection (ii) above, the Administrator will (a) determine the allocation rate, and (b) allocate the "gateway contribution," using a Participant's Compensation, provided the definition of Compensation satisfies Regulation Section 1.414(s). In addition, the allocation rate for any Participant is determined by dividing the total "Employer contribution" made on behalf of such Participant by the Participant's Compensation (as defined in the preceding sentence). However, solely for purposes of determining the allocation rate of any Nonhighly Compensated Participant, Qualified Nonelective Contributions that are used to satisfy the Actual Deferral Percentage test set forth in Section 12.4 or the Actual Contribution Percentage test set forth in Section 12.6, shall not be taken into account.

(v)

Notwithstanding the foregoing, the Employer may increase the "gateway contribution" to satisfy the provisions of Regulation Section 1.401(a)(4)-9(b)(2)(v)(D) if the plan (for nondiscrimination testing purposes) consists of one or more defined contribution plans and one or more defined benefit plans.

(c)

Gains or losses. Except as otherwise elected in the Adoption Agreement or as provided in Section 4.10 with respect to Participant Directed Accounts, as of each Valuation Date, before allocation of any Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund (exclusive of assets segregated for distribution) shall be allocated in the same proportion that each Participant's nonsegregated accounts bear to the total of all Participants' nonsegregated accounts as of such date.

(d)

Contracts. Participants' Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on Contracts.

(e)

Forfeitures. On or before each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date may be made available to reinstate previously forfeited account balances of Participants, if any, in accordance with Section 3.5(f), used to satisfy any contribution that may be required pursuant to Section 6.10, or, if elected in the Adoption Agreement, used to pay any Plan expenses. The remaining Forfeitures, if any, shall be treated in accordance with the elections made in the Forfeiture Section of the Adoption Agreement. In the event Forfeitures are used to reduce an Employer discretionary contribution and the Forfeitures exceed such contribution, then the remaining Forfeitures will be allocated as an additional discretionary contribution. If no election is made in the Adoption Agreement, then any remaining Forfeitures will be used to reduce any Employer contributions under the Plan. However, if the Plan provides for an integrated allocation and no election is made in the Adoption Agreement, then any remaining Forfeitures will be added to the Employer's contributions under the Plan. Furthermore, if the Plan provides for a "grouping method" allocation and

Forfeitures are added to, or used to reduce, the Employer's contribution that is to be allocated among the groups, then any remaining Forfeitures will be apportioned to each group in proportion to the contribution made for each group, as made or determined by the Employer. Regardless of the preceding sentences, in the event the allocation of Forfeitures provided herein shall cause the "annual additions" (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, an adjustment shall be made in accordance with Section 4.5. Except, however, a Participant shall only be eligible to share in the allocations of Forfeitures for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a top-heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(f)

Minimum allocations required for Top-Heavy Plan Years. Notwithstanding the foregoing, for any Top-Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee or each Participant, if elected in the Adoption Agreement, shall be equal to at least three percent (3%) of such Employee's 415 Compensation for the Plan Year or the calendar year ending within the Plan Year (reduced by contributions and Forfeitures, if any, allocated to each such Employee in any defined contribution plan included with this Plan in a "required aggregation group" (as defined in Section 9.2(f)). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top-Heavy Plan Year is less than three percent (3%) of each Key Employee's 415 Compensation and (ii) this Plan is not required to be included in a "required aggregation group" (as defined in Section 9.2(f)) to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Employee entitled to the top-heavy minimum contribution shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

However, for each Employee who is a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan and a Money Purchase Plan, the minimum three percent (3%) allocation specified above shall be provided in the Money Purchase Plan.

If this is an integrated Plan, then for any Top-Heavy Plan Year the Employer's contribution shall be allocated as follows and shall still be required to satisfy the other provisions of this subsection:

(1)

An amount equal to three percent (3%) multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

(2)

The balance of the Employer's contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant's Account in a dollar amount equal to three percent (3%) multiplied by a Participant's Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's Excess Compensation bears to the total Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described in Section 4.3(b)(2), such Participant's total Compensation will be taken into account.

(3)

The balance of the Employer's contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant's Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's total Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described in Section 4.3(b)(2), such Participant's total Compensation rather than Compensation plus Excess Compensation will be taken into account.

Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

(4)

The balance of the Employer's contributions over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

For each Employee who is a Participant in this Plan and another defined contribution plan maintained by the Employer or an Affiliated Employer, the minimum three percent (3%) allocation specified above shall be provided as specified in the Adoption Agreement.

(g)

Top-Heavy contribution allocation. For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

(h)

Participants eligible for top-heavy allocation. Notwithstanding anything in this Plan to the contrary, for any Top-Heavy Plan Year, the minimum allocations set forth in this Section shall only be allocated to the Participant's Combined Account of all Non-Key Employees, and Key Employees if elected in the Adoption Agreement, who are Participants and who are employed by the Employer on the last day of the Plan Year, including Employees who have (1) failed to complete a Year of Service; (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, Elective Deferrals to the Plan; or (3) Compensation less than a stated amount. In addition, pursuant to Code Section 416(g)(4), Participants whose employment is governed by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining shall not be eligible to receive the top-heavy minimum allocations.

(i)

Top-Heavy allocation if DB and DC plans maintained. Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a non-frozen defined benefit pension plan included in a "required aggregation group" (as defined in Section 9.2(f)) which is top-heavy, the Employer will not be required (unless otherwise elected in Appendix A to the Adoption Agreement (Other Permitted Elections)) to provide Employees with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan top-heavy minimum allocations. In such case, the top-heavy minimum benefits will be provided as elected in the Adoption Agreement and, if applicable, as follows:

(1)

If the 5% defined contribution minimum is elected in the Adoption Agreement:

(i)

The requirements of Section 9.1 will apply except that each Employee who accrues a benefit in the Profit Sharing Plan or Money Purchase Plan and who is also a participant in the Defined Benefit Plan will receive a minimum allocation of five percent (5%) of such Participant's 415 Compensation from the applicable defined contribution plan(s).

(ii)

For each Employee who is a participant only in the Defined Benefit Plan the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such participant's highest five (5) consecutive year average 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top-heavy, not to exceed ten (10).

(iii)

For each Employee who is a Participant only in this defined contribution plan, the Employer will provide a minimum allocation equal to three percent (3%) of such Participant's 415 Compensation.

(2)

If the 2% defined benefit minimum is elected in the Adoption Agreement, then for each Employee who is a participant only in the defined benefit plan, the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such participant's highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the plan is top-heavy, not to exceed ten (10).

(j)

Matching contributions used to satisfy top-heavy contribution. Unless otherwise specified in Appendix A to the Adoption Agreement (Other Permitted Elections), effective with respect to Plan Years beginning after December 31, 2001, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the ACP test and other requirements of Code Section 401(m).

(k)

Contributions under other plans. The Employer may provide, in Appendix A to the Adoption Agreement (Other Permitted Elections), that with respect to any Plan Year beginning after December 31, 2001, the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) apply). The Employer must specify the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

(l)

Delay in processing transactions. Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

(m)

410(b) ratio percentage fail-safe provisions. Notwithstanding anything in this Section to the contrary, the provisions of this subsection apply for any Plan Year if the Employer elected to apply the 410(b) ratio percentage fail-safe provisions and the Plan fails to satisfy the "ratio percentage test" due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the "ratio percentage test" if, on the last day of the Plan Year, the "benefiting ratio" of the Nonhighly Compensated Employees who are "includible" is at least 70% of the "benefiting ratio" of the Highly Compensated Employees who are "includible." The "benefiting ratio" of the Nonhighly Compensated Employees is the number of "includible" Nonhighly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Employees who are Nonhighly Compensated Employees. The "benefiting ratio" of the Highly Compensated Employees is the number of Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Highly Compensated Employees. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the Elapsed Time method is being used) during such Plan Year.

For purposes of this subsection, an Employee is "benefiting" under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

If this subsection applies and the Hours of Service method is used, then the Administrator will suspend the allocation conditions and expand the group of the "includible" Nonhighly Compensated Employees who are Participants by including the minimum number of Participants eligible to share in the contribution, beginning first with the "includible" Employees employed by the Employer on the last day of the Plan Year who have completed the greatest number of Hours of Service in the Plan Year, then the "includible" Employees who have completed the greatest number of Hours of Service during the Plan Year, and continuing to suspend the allocation conditions for each "includible" Employee who completed Hours of Service, from the greatest number of Hours of Service to the least, until the Plan satisfies the "ratio percentage test" for the Plan Year. If two or more "includible" Employees have the same number of Hours of Service, then the Administrator will suspend the allocation conditions for all such "includible" Employees, irrespective of whether the Plan can satisfy the "ratio percentage test" by accruing benefits for fewer than all such "includible" Employees. If the Plan for any Plan Year suspends the allocation conditions for an "includible" Employee, then that Employee will share in the allocation for that Plan Year of the Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

If this subsection applies and the Elapsed Time method is used, then the Administrator will suspend the allocation conditions for the "includible" Nonhighly Compensated Employees who are Participants, beginning first with the "includible" Employees employed by the Employer on the last day of the Plan Year, then the "includible" Employees who have the latest separation from service during the Plan Year, and continuing to suspend the allocation conditions for each "includible" Employee who incurred an earlier separation from service, from the latest to the earliest separation from service date, until the Plan satisfies the "ratio percentage test" for the Plan Year. If two or more "includible" Employees have a separation from service on the same day, then the Administrator will suspend the allocation conditions for all such "includible" Employees, irrespective of whether the Plan can satisfy the "ratio percentage test" by accruing benefits for fewer than all such "includible" Employees. If the Plan for any Plan Year suspends the allocation conditions for an "includible" Employee, then that Employee will share in the allocation for that Plan Year of the Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

Notwithstanding the foregoing, if the portion of the Plan which is not a Code Section 401(k) or 401(m) plan would fail to satisfy Code Section 410(b) if the coverage tests were applied by treating those Participants whose only allocation would otherwise be provided under the top-heavy formula as if they were not currently benefiting under the Plan, then, for purposes of applying this subsection (m), such Participants shall be treated as not benefiting.

4.4

MAXIMUM ANNUAL ADDITIONS

(a)

Calculation of "annual additions."

(1)

If a Participant does not participate in, and has never participated in another qualified plan maintained by the "employer," or a welfare benefit fund (as defined in Code Section 419(e)) maintained by the "employer," or an individual medical benefit account (as defined in Code Section 415(l)(2)) maintained by the "employer," or a simplified employee pension (as defined in Code Section 408(k)) maintained by the "employer" which provides "annual additions," the amount of "annual additions" which may be credited to the Participant's Accounts for any Limitation Year shall not exceed the lesser of the "maximum permissible amount" or any other limitation contained in this Plan. If the "employer" contribution that would otherwise be contributed or allocated to the Participant's Accounts would cause the "annual additions" for the Limitation Year to exceed the "maximum permissible amount," the amount contributed or allocated will be reduced so that the "annual additions" for the Limitation Year will equal the "maximum permissible amount," and any amount in excess of the "maximum permissible amount" which would have been allocated to such Participant may be allocated to other Participants.

(2)

Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the "employer" may determine the "maximum permissible amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(3)

As soon as is administratively feasible after the end of the Limitation Year the "maximum permissible amount" for such Limitation Year shall be determined on the basis of the Participant's actual 415 Compensation for such Limitation Year.

(b)

"Annual additions" if a Participant is in more than one plan.

(1)

This subsection applies if, in addition to this Plan, a Participant is covered under another qualified defined contribution plan maintained by the "employer" that is a "master or prototype plan," a welfare benefit fund (as defined in Code Section 419(e)) maintained by the "employer," an individual medical benefit account (as defined in Code Section 415(l)(2)) maintained by the "employer," or a simplified employee pension (as defined in Code Section 408(k)) maintained by the "employer," which provides "annual additions," during any Limitation Year. The "annual additions" which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the "maximum permissible amount" reduced by the "annual additions" credited to a Participant's accounts under the other plans and welfare benefit funds, individual medical benefit accounts, and simplified employee pensions for the same Limitation Year. If the "annual additions" with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the "employer" are less than the "maximum permissible amount" and the "employer" contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the "annual additions" for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the "annual additions" under all such plans and welfare benefit funds for the Limitation Year will equal the "maximum permissible amount," and any amount in excess of the "maximum permissible amount" which would have been allocated to such Participant may be allocated to other Participants. If the "annual additions" with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical benefit accounts and simplified employee pensions in the aggregate are equal to or greater than the "maximum permissible amount," no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

(2)

Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the "employer" may determine the "maximum permissible amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(3)

As soon as is administratively feasible after the end of the Limitation Year, the "maximum permissible amount" for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

(4)

If, pursuant to Section 4.4(b)(2) or Section 4.5, a Participant's "annual additions" under this Plan and such other plans would result in an "excess amount" for a Limitation Year, the "excess amount" will be deemed to consist of the "annual additions" last allocated, except that "annual additions" attributable to a simplified employee pension will be deemed to have been allocated first, followed by "annual additions" to a welfare benefit fund or individual medical benefit account, and then by "annual additions" to a plan subject to Code Section 412, regardless of the actual allocation date.

(5)

If an "excess amount" was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the "excess amount" attributed to this Plan will be the product of:

(i)

the total "excess amount" allocated as of such date, times

(ii)

the ratio of (1) the "annual additions" allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total "annual additions" allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

(6)

Any "excess amount" attributed to this Plan will be disposed of in the manner described in Section 4.5.

(c)

Certain amounts are not "annual additions." For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.4(d)(1)(b): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and 457(e)(16)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); (5) Catch-Up Contributions; and (6) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

(d)

Definitions. For purposes of this Section, the following terms shall be defined as follows:

(1)

"Annual additions" means the sum credited to a Participant's accounts for any Limitation Year of (a) "employer" contributions, (b) Employee contributions (except as provided below), (c) Forfeitures, (d) amounts allocated to an individual medical benefit account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the "employer," (e) amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the "employer" and (f) allocations under a simplified employee pension. Except, however, the Compensation percentage limitation referred to in paragraph (e)(7)(ii) shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

For this purpose, any "excess amount" applied under Section 4.5 in the Limitation Year to reduce "employer" contributions shall be considered "annual additions" for such Limitation Year.

(2)

"Defined contribution dollar limitation" means, effective with respect to Limitation Years beginning after December 31, 2001, $40,000 as adjusted under Code Section 415(d).

(3)

"Employer" means, for purposes of this Section and Section 4.5, the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, the determination of whether an entity is an Affiliated Employer shall be made by applying Code Section 415(h).

(4)

"Excess amount" means the excess of the Participant's "annual additions" for the Limitation Year over the "maximum permissible amount."

(5)

"Highest average compensation" means the average Compensation for the three (3) consecutive Years of Service with the "employer" while a Participant in the Plan that produces the highest average. A Year of Service with the "employer" is the twelve (12) consecutive month period ending on the last day of the Limitation Year.

(6)

"Maximum permissible amount" means, except to the extent permitted under this Plan and Code Section 414(v), effective with respect to Limitation Years beginning after December 31, 2001, the maximum "annual addition" that may be contributed or allocated to a Participant's accounts under the Plan for any Limitation Year, which shall not exceed the lesser of:

(i)

the "defined contribution dollar limitation," or

(ii)

one hundred percent (100%) of the Participant's 415 Compensation for the Limitation Year.

The 415 Compensation Limitation referred to in (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an "annual addition."

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the "maximum permissible amount" will not exceed the "defined contribution dollar limitation" multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

4.5

ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

Allocation of "annual additions" (as defined in Section 4.4) to a Participant's Combined Account for a Limitation Year generally will cease once the limits of Section 4.4 have been reached for such Limitation Year. However, if as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual 415 Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.4, or other facts and circumstances to which Regulation Section 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum provided in Section 4.4 to be exceeded, the "excess amount" will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

(a)

Any after-tax voluntary Employee contributions (plus attributable gains), to the extent they would reduce the "excess amount," will be distributed to the Participant;

(b)

If, after the application of subparagraph (a), an "excess amount" still exists, any unmatched Elective Deferrals, and any gains attributable to such Elective Deferrals, to the extent they would reduce the "excess amount," will be distributed to the Participant;

(c)

To the extent necessary, matched Elective Deferrals and "employer" matching contributions will be proportionately reduced from the Participant's Account. The Elective Deferrals, and any gains attributable to such Elective Deferrals, will be distributed to the Participant and the "employer" matching contributions, and any gains attributable to such matching contributions, will be used to reduce the "employer's" contributions in the next Limitation Year;

(d)

If, after the application of subparagraphs (a), (b) and (c), an "excess amount" still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the "excess amount" in the Participant's Account will be used to reduce "employer" contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

(e)

If, after the application of subparagraphs (a), (b) and (c), an "excess amount" still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the "excess amount" will be held unallocated in a suspense account. The suspense account will be applied to reduce future "employer" contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary; and

(f)

If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, no investment gains and losses shall be allocated to such suspense account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any "employer" contributions or any Employee contributions may be made to the Plan for that Limitation Year. Except as provided in (a), (b) and (c) above, "excess amounts" may not be distributed to Participants.

4.6

ROLLOVERS

(a)

Acceptance of "rollovers" into the Plan. If elected in the Adoption Agreement and with the consent of the Administrator (such consent must be exercised in a nondiscriminatory manner and applied uniformly to all Participants), the Plan may accept a "rollover," provided the "rollover" will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be separately accounted for in a "Participant's Rollover Account." Furthermore, any Roth Elective Deferrals that are accepted as "rollovers" in this Plan on or after January 1, 2006 shall be separately accounted for. A Participant's Rollover Account shall be fully Vested at all times and shall not be subject to forfeiture for any reason. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant, if, pursuant to the Adoption Agreement, "rollovers" are permitted to be accepted from Eligible Employees. In addition, for purposes of this Section the term Participant shall also include former Employees if the Employer and Administrator consent to accept "rollovers" of distributions made to former Employees from any plan of the Employer.

(b)

Treatment of "rollovers" under the Plan. Amounts in a Participant's Rollover Account shall be held by the Trustee (or Insurer) pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (c) below. The Trustee (or Insurer) shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee (or Insurer) under the terms of this Plan.

(c)

Distribution of "rollovers." At Normal Retirement Date, or such other date when the Participant or Eligible Employee or such Participant's or Eligible Employee's Beneficiary shall be entitled to receive benefits, the Participant's Rollover Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, if elected in the Adoption Agreement, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

(d)

"Rollovers" maintained in a separate account. The Administrator may direct that "rollovers" made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

(e)

Limits on accepting "rollovers." Prior to accepting any "rollovers" to which this Section applies, the Administrator may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section. The Employer may instruct the Administrator, operationally and on a nondiscriminatory basis, to limit the source of rollover contributions that may be accepted by the Plan.

(f)

Definitions. For purposes of this Section, the following definitions shall apply:

(1)

A "rollover" means: (i) amounts transferred to this Plan directly from another "eligible retirement plan;" (ii) distributions received by an Employee from other "eligible retirement plans" which are eligible for tax-free rollover to an "eligible retirement plan" and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; and (iii) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code or any other federally enacted legislation.

(2)

An "eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), a qualified trust (an employees' trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a)), an annuity plan described in Code Section 403(a), an eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A), and an annuity contract described in Code Section 403(b).

4.7

PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

(a)

Transfers into this Plan. With the consent of the Administrator, amounts may be transferred (within the meaning of Code Section 414(l)) to this Plan from other tax qualified plans under Code Section 401(a), provided the plan from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Transfer Account." Furthermore, for Vesting purposes, the Participant's Transfer Account shall be treated as a separate "Participant's Account."

(b)

Accounting of transfers. Amounts in a Participant's Transfer Account shall be held by the Trustee (or Insurer) pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (d) below, provided the restrictions of subsection (c) below and Section 6.16 are satisfied. The Trustee (or Insurer) shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee (or Insurer) under the terms of this Plan.

(c)

Restrictions on Elective Deferrals. Except as permitted by Regulations (including Regulation Section 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation Section 1.401(k)-6), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in the Code Section 401(k) Regulations.

(d)

Distribution of plan-to-plan transfer amounts. At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary shall be entitled to receive benefits, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

(e)

Segregation. The Administrator may direct that Employee transfers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

(f)

Protected benefits. Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 8.1(e).

4.8

AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS

(a)

Not permitted in Money Purchase or Profit Sharing Plan. Except as provided in subsection 4.8(b) below, this Plan will not accept after-tax voluntary Employee contributions. If this is an amendment to a Plan that had previously allowed after-tax voluntary Employee contributions, then this Plan will not accept after-tax voluntary Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer.

(b)

After-tax voluntary Employee contributions allowed in 401(k) Plans. For 401(k) Plans, if elected in the Adoption Agreement, each Participant who is eligible to make Elective Deferrals may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to this Plan. Such contributions must generally be paid to the Trustee (or Insurer) within a reasonable period of time after being received by the Employer. An after-tax voluntary Employee contribution is any contribution (other than Roth Elective Deferrals) made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is separately accounted for under the Plan.

(c)

Full Vesting. The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

(d)

Distribution at any time. A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant's Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for the withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee's withdrawal of after-tax voluntary Employee contributions.

In the event a Participant has received a hardship distribution under the safe harbor hardship provisions of the Code Section 401(k) Regulations from any plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of twelve (12) months after receipt of the hardship distribution. However, with respect to Plan Years beginning on or after December 31, 2002, the suspension period shall be six (6) months rather than twelve (12) months.

(e)

Used to provide benefits. At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Participant's Voluntary Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

(f)

Prior mandatory contributions. To the extent a Participant has previously made mandatory Employee contributions under prior provisions of this Plan, such contributions will be treated as after-tax voluntary Employee contributions, except that the provisions of subsection (d) above permitting a distribution at any time shall not apply to mandatory Employee contributions.

4.9

QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

(a)

Maintenance of existing QVEC accounts. If this is an amendment to a Plan that previously permitted deductible voluntary Employee contributions, then each Participant who made "qualified voluntary Employee contributions" within the meaning of Code Section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have such contributions held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted for taxable years beginning after December 31, 1986.

(b)

Distribution from QVEC account. A Participant may, upon written request delivered to the Administrator, make withdrawals from such Participant's Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

(c)

Used to provide benefits. At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

4.10

PARTICIPANT DIRECTED INVESTMENTS

(a)

Directed Investment Options allowed. If elected in the Adoption Agreement, all Participants may direct the Trustee (or Insurer) as to the investment of all or a portion of their individual account balances as set forth in the Adoption Agreement and within limits set by the Employer. Participants may direct the Trustee (or Insurer), in writing (or in such other form which is acceptable to the Trustee (or Insurer)), to invest their accounts in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the account of any Participant that is subject to investment direction of such Participant will be considered a Participant Directed Account.

(b)

Establishment of Participant Direction Procedures. The Administrator will establish Participant Direction Procedures, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations and provisions that the Administrator may impose on a Participant's right to direct investments.

(c)

Administrative discretion. The Administrator may, in its discretion, include or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

(d)

Allocation of gains or losses. As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

(1)

to the extent the assets in a Participant Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

(2)

to the extent the assets in a Participant Directed Account are accounted for as segregated assets, the allocation of earnings, gains on and losses from such assets shall be made on a separate and distinct basis.

(e)

Plan will follow investment directions. Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee (or Insurer) that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Trustee (or Insurer) reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Trustee (or Insurer). Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider) or force majeure. The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

(f)

Section 404(c) provisions. If the Employer intends to operate any portion of this Plan as an Act Section 404(c) plan, the Participant Direction Procedures should provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including but not limited to, the following to the extent required under DOL regulations or guidance:

(1)

the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in a Directed Investment Option;

(2)

the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the Directed Investment Options;

(3)

applicable restrictions on transfers to and from any Designated Investment Alternative;

(4)

any restrictions on the exercise of voting, tender and similar rights related to a Directed Investment Option by the Participants or their Beneficiaries;

(5)

a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of a Directed Investment Option; and

(6)

general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

(i)

the investment vehicles available under the Plan, including specific information regarding any Designated Investment Alternative;

(ii)

any designated Investment Managers; and

(iii)

a description of the additional information that may be obtained upon request from the Fiduciary designated to provide such information.

(g)

Other documents required by Directed Investments. Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to Participants in one or more documents (or in any other form, including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

4.11

INTEGRATION IN MORE THAN ONE PLAN

If the Employer maintains qualified retirement plans that provide for permitted disparity (integration), the provisions of Section 4.3(b)(2) will apply.

4.12

QUALIFIED MILITARY SERVICE

Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Furthermore, loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4).

ARTICLE V

VALUATIONS

5.1

VALUATION OF THE TRUST FUND

The Administrator shall direct the Trustee (or Insurer), as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee (or Insurer) shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and may deduct all expenses for which the Trustee (or Insurer) has not yet been paid by the Employer or the Trust Fund. The Trustee (or Insurer), when determining the net worth of the assets, may update the value of any shares held in a Participant Directed Account by reference to the number of shares held on behalf of the Participant, priced at the market value as of the Valuation Date.

5.2

METHOD OF VALUATION

In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee (or Insurer) to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee (or Insurer) may appraise such assets itself (assuming it has the appropriate expertise), or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

ARTICLE VI

DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1

DETERMINATION OF BENEFITS UPON RETIREMENT

Every Participant may terminate employment with the Employer and retire for purposes hereof on the Participant's Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until such Participant's Retirement Date. Upon a Participant's Retirement Date, or if elected in the Adoption Agreement, the attainment of Normal Retirement Date without termination of employment with the Employer (subject to Section 12.2(d)), or as soon thereafter as is practicable, the Administrator shall direct the distribution, at the election of the Participant, of the Participant's entire Vested interest in the Plan in accordance with Section 6.5.

6.2

DETERMINATION OF BENEFITS UPON DEATH

(a)

100% Vesting on death. Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, if elected in the Adoption Agreement, become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's Vested accounts to the Participant's Beneficiary.

(b)

Distribution upon death. Upon the death of a Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Participant to such Participant's Beneficiary.

(c)

Determination of death benefit by Administrator. The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

(d)

Beneficiary designation. Unless otherwise elected in the manner prescribed in Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's surviving spouse. Except, however, the Participant may designate a Beneficiary other than the spouse for the Pre-Retirement Survivor Annuity if:

(1)

the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived the right to be the Participant's Beneficiary,

(2)

the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise),

(3)

the Participant has no spouse, or

(4)

the spouse cannot be located.

In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the IRS) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the IRS) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

(e)

Beneficiary if no Beneficiary elected by Participant. A Participant may, at any time, designate a Beneficiary for death benefits, if any, payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity without the waiver or consent of the Participant's spouse. In the event no valid designation of Beneficiary exists, or if the Beneficiary with respect to a portion of a Participant's death benefit is not alive at the time of the Participant's death and no contingent Beneficiary has been designated, then such portion of the death benefit will be paid in the following order of priority, unless the Employer specifies a different order of priority in Appendix A to the Adoption Agreement (Other Permitted Elections), to:

(1)

The Participant's surviving spouse;

(2)

The Participant's children, including adopted children, per stirpes;

(3)

The Participant's surviving parents, in equal shares; or

(4)

The Participant's estate.

If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary's "designated Beneficiary" (or if there is no "designated Beneficiary," to the Beneficiary's estate).

(f)

Divorce revokes spousal Beneficiary designation. Notwithstanding anything in this Section to the contrary, if a Participant has designated the spouse as a Beneficiary, then a divorce decree or a legal separation that relates to such spouse shall revoke the Participant's designation of the spouse as a Beneficiary unless the decree or a "qualified domestic relations order" (within the meaning of Code Section 414(p)) provides otherwise or a subsequent Beneficiary designation is made.

(g)

Insured death benefit. If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which the Participant is entitled under the Plan is effected, the death benefit from such insurance coverage shall be limited to the premium which was or otherwise would have been used for such purpose.

(h)

Plan terms control. In the event of any conflict between the terms of this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

6.3

DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, if elected in the Adoption Agreement, become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of the entire Vested interest in the Plan.

6.4

DETERMINATION OF BENEFITS UPON TERMINATION

(a)

Payment on termination of employment. If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability, or retirement, then such Participant shall be entitled to such benefits as are provided herein.

Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account be payable to such Terminated Participant provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

Regardless of whether distributions in kind are permitted, in the event the amount of the Vested portion of the Terminated Participant's Combined Account equals or exceeds the fair market value of any insurance Contracts, the Trustee (or Insurer), when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on such Terminated Participant's life in such form or with such endorsements, so that the settlement options and forms of payment are consistent with the provisions of Section 6.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee (or Insurer) the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee (or Insurer), pursuant to the Participant's election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant's Combined Account and then assign the Contracts to the Terminated Participant.

Notwithstanding the above, unless otherwise elected in the Adoption Agreement, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000 (or such lower amount as elected in the Adoption Agreement), the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum as soon as practical without regard to the consent of the Participant, provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. A Participant's Vested benefit shall not include (1) Qualified Voluntary Employee Contributions within the meaning of Code Section 72(o)(5)(B) and (2) if selected in the Conditions for Distributions Upon Termination of Employment Section of the Adoption Agreement, the Participant's Rollover Account. Effective with respect to distributions made on or after March 28, 2005, or such later date as elected in the Adoption Agreement, if a mandatory distribution is made pursuant to this paragraph and such distribution is greater than $1,000 and the Participant does not elect to have such distribution paid directly to an "eligible retirement plan" specified by the Participant in a "direct rollover" in accordance with Section 6.15 or to receive the distribution directly, then the Administrator shall transfer such amount to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b) designated by the Administrator. However, if the Participant elects to receive or make a "direct rollover" of such amount, then the Administrator shall direct the Trustee (or Insurer) to cause the entire Vested benefit to be paid to such Participant in a single lump sum, or make a "direct rollover" pursuant to Section 6.15, provided the conditions, if any, set forth in the Adoption Agreement have been satisfied.

(b)

Vesting schedule. The Vested portion of any Participant's Account shall be a percentage of such Participant's Account determined on the basis of the Participant's number of Years of Service (or Periods of Service if the Elapsed Time method is elected) according to the vesting schedule specified in the Adoption Agreement. However, a Participant's entire interest in the Plan shall be non-forfeitable upon the Participant's Normal Retirement Age (if the Participant is employed by the Employer on or after such date).

(c)

EGTRRA matching vesting schedule. For Plan Years beginning after December 31, 2001, if the Employer maintained a vesting schedule for matching contributions that did not comply with Code Section 411(a)(2), then the matching contribution vesting schedule selected in the Adoption Agreement shall apply to Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2001, unless a provision was adopted to have the vesting schedule apply to all Participants. However, if specified in the Adoption Agreement, the matching contribution vesting schedule set forth in the Adoption Agreement shall only apply to the portion of the Participant's Account attributable to matching contributions made after December 31, 2001 and matching contributions made prior to the first day of the first Plan Year beginning after December 31, 2001 will vest in accordance with the vesting schedule then in effect.

(d)

Top-Heavy vesting schedule. For any Top-Heavy Plan Year, the minimum top-heavy vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum top-heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's Vested percentage shall occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and the Vested percentage of such Employee's Participant's Account shall be determined without regard to this Section 6.4(d).

If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, then unless a specific Plan amendment is made to provide otherwise, the Administrator will continue to use the vesting schedule in effect while the Plan was a Top-Heavy Plan.

(e)

100% Vesting on partial or full Plan termination. Upon the complete discontinuance of the Employer's contributions to the Plan (if this is a profit sharing plan) or upon any full or partial termination of the Plan, all amounts then credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

(f)

No reduction in Vested percentage due to change in vesting schedule. If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the Effective Date or adoption date of this amendment and restatement. The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top-Heavy Plan. Furthermore, if the Plan's vesting schedule is amended (including a change in the calculation of Years of Service or Periods or Service), then the amended schedule will only apply to those Participants who complete an Hour of Service after the effective date of the amendment.

(g)

Continuation of old schedule if 3 Years of Service. If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top-heavy vesting schedule, then each Participant with at least three (3) Years of Service (or Periods of Service if the Elapsed Time method is elected) as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment, or deemed adoption date, and shall end sixty (60) days after the latest of:

(1)

the adoption date, or deemed adoption date, of the amendment,

(2)

the effective date of the amendment, or

(3)

the date the Participant receives written notice of the amendment from the Employer or Administrator.

(h)

Excludable service for Vesting. In determining Years of Service or Periods of Service for purposes of vesting under the Plan, Years of Service or Periods of Service shall be excluded as elected in the Adoption Agreement.

6.5

DISTRIBUTION OF BENEFITS

(a)

Qualified Joint and Survivor Annuity.

(1)

Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all Plan benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the "spouse" during the "spouse's" lifetime at a rate equal to either fifty percent (50%), seventy-five percent (75%) (or, sixty-six and two-thirds percent (66 2/3%) if the Insurer used to provide the annuity does not offer a joint and seventy-five percent (75%) annuity), or one hundred percent (100%) of the rate at which such benefits were payable to the Participant. Unless otherwise elected in the Adoption Agreement, a joint and fifty percent (50%) survivor annuity shall be considered the designated qualified Joint and Survivor Annuity and the normal form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect an alternative Joint and Survivor Annuity, which alternative shall be equal in value to the designated qualified Joint and Survivor Annuity. An unmarried Participant shall receive the value of such Participant's benefit in the form of a life annuity. Such unmarried Participant, however, may elect to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without fulfilling the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

(2)

Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and be consented to in writing (or in such other form as permitted by the IRS) by the Participant's "spouse." If the "spouse" is legally incompetent to give consent, the "spouse's" legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the "spouse" expressly permits designations by the Participant without the requirement of further consent by the "spouse"). Such "spouse's" consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no "spouse," the "spouse" cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by such Participant's "spouse" may be revoked by the Participant in writing (or in such other form as permitted by the IRS) without the consent of the "spouse" at any time during the election period. A revocation of a prior election shall cause the Participant's benefits to be distributed as a Joint and Survivor Annuity. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former "spouse's" waiver shall not be binding on a new "spouse."

(3)

The election period to waive the Joint and Survivor Annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

(4)

For purposes of this Section and Section 6.6, "spouse" or "surviving spouse" means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a "qualified domestic relations order" as described in Code Section 414(p).

(5)

With regard to the election, except as otherwise provided herein, the Administrator shall provide to the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date a written (or such other form as permitted by the IRS) explanation of:

(i)

the terms and conditions of the Joint and Survivor Annuity,

(ii)

the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity,

(iii)

the right of the Participant's "spouse" to consent to any election to waive the Joint and Survivor Annuity, and

(iv)

the right of the Participant to revoke such election, and the effect of such revocation.

(6)

Any distribution provided for in this Section may commence less than thirty (30) days after the notice required by Code Section 417(a)(3) is given provided the following requirements are satisfied:

(i)

the Administrator clearly informs the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the Joint and Survivor Annuity and to elect (with spousal consent) a form of distribution other than a Joint and Survivor Annuity;

(ii)

the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant;

(iii)

the Annuity Starting Date is after the time that the explanation of the Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (iv) below; and

(iv)

distribution in accordance with the affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant.

(b)

Alternative forms of distributions. In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or Beneficiary any amount to which the Participant or Beneficiary is entitled under the Plan in one or more of the following methods which are permitted pursuant to the Adoption Agreement.

(1)

One lump-sum payment in cash or in property, provided that if a distribution of property is permitted, it shall be limited to property that is specifically allocated and identifiable with respect to such Participant.

(2)

Partial withdrawals.

(3)

Payments over a period certain in monthly, quarterly, semi-annual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the joint life expectancy of the Participant and the Participant's designated Beneficiary).

(4)

Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

(c)

Consent to distributions. Benefits may not be paid without the Participant's and the Participant's "spouse's" consent if the present value of the Participant's Joint and Survivor Annuity derived from Employer and Employee contributions exceeds $5,000 and the benefit is "immediately distributable." However, spousal consent is not required if the distribution will be made in the form of a Qualified Joint and Survivor Annuity and the benefit is "immediately distributable." A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or "surviving spouse") before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62.

Notwithstanding the foregoing, if the value of the Participant's benefit derived from Employer and Employee contributions does not exceed $5,000, then the Administrator will distribute such benefit in a lump-sum. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's "spouse" consent in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

For purposes of this subsection, the Participant's benefit derived from Employer and Employee contributions shall not include:

(1) the Participant's Qualified Voluntary Contribution Account, and (2) if selected in the Conditions for Distributions Upon Termination of Employment Section of the Adoption Agreement, the Participant's Rollover Account.

(d)

Obtaining consent. The following rules will apply with respect to the consent requirements set forth in subsection (c):

(1)

No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417;

(2)

The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions that are required under Section 6.8;

(3)

Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date;

(4)

Written (or such other form as permitted by the IRS) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the Annuity Starting Date; and

(5)

No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

(e)

Required minimum distributions (Code Section 401(a)(9)). Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the requirements of Section 6.8.

(f)

Annuity Contracts. All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or "spouse" shall comply with all of the requirements of this Plan.

(g)

TEFRA 242(b)(2) election. The provisions of this Section shall not apply to distributions made in accordance with Plan Section 6.8(a)(5).

(h)

Distribution from partially Vested account. If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant's Account, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant's Vested portion of the account will be equal to an amount ("X") determined by the formula:

X equals P (AB plus D) - D

For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and the relevant time is the time at which, under the Plan, the Vested percentage in the account cannot increase.

However, the Employer may elect, in Appendix A to the Adoption Agreement (Other Permitted Elections), to provide that a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and at any relevant time the Participant's Vested portion of the separate account will be equal to an amount determined as follows: P (AB plus (R x D)) - (R x D) where R is the ratio of the account balance at the relevant time to the account balance after distribution and the other terms have the same meaning as in the preceding paragraph.

(i)

Transition rules.

(1)

Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous subsections of this Section must be given the opportunity to elect to have such prior subsections apply if such participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a plan year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when he or she separated from service.

(2)

Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a plan year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Subsection (4) below.

(3)

The respective opportunities to elect (as described in Subsections (1) and (2) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

(4)

Any Participant who has elected pursuant to Subsection (2) above and any Participant who does not elect under Subsection (1) or who meets the requirements of Subsection (1) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

(a)

If benefits in the form of a life annuity become payable to a married Participant who:

(1)

begins to receive payments under the plan on or after Normal Retirement Age; or

(2)

dies on or after Normal Retirement Age while still working for the Employer; or

(3)

begins to receive payments on or after the "qualified early retirement age"; or

(4)

separates from service on or after attaining Normal Retirement Age (or the "qualified early retirement age") and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains "qualified early retirement age" and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

(b)

A Participant who is employed after attaining the "qualified early retirement age" will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the "spouse" under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the "qualified early retirement age," or (2) the date on which Participation begins, and ends on the date the Participant terminates employment.

(c)

For purposes of this Subsection, the "qualified early retirement age" means the latest of: (i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits, (ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or (iii) the date the Participant begins participation.

6.6

DISTRIBUTION OF BENEFITS UPON DEATH

(a)

Qualified Pre-Retirement Survivor Annuity (QPSA). Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a "surviving spouse" shall have the Pre-Retirement Survivor Annuity paid to the "surviving spouse." The Participant's "spouse" may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the "spouse" does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the "spouse" may elect a later commencement date. Any distribution to the Participant's "spouse" shall be subject to the rules specified in Section 6.8.

(b)

Election to waive QPSA. Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and shall require the "spouse's" irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the "spouse's" consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the "spouse" acknowledges that the "spouse" has the right to limit consent only to a specific Beneficiary and that the "spouse" voluntarily elects to relinquish such right.

(c)

Time to waive QPSA. The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with "spousal" consent) may be made provided a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

(d)

QPSA notice. With regard to the election, the Administrator shall provide each Participant within the applicable election period, with respect to such Participant (and consistent with Regulations), a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

(1)

The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(2)

A reasonable period after the individual becomes a Participant;

(3)

A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant; or

(4)

A reasonable period ending after Code Section 401(a)(11) applies to the Participant.

For purposes of applying this subsection, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the "applicable period" for such Participant shall be redetermined.

(e)

Pre-REA. The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Participants who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

(f)

Consent. If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000, the Administrator shall direct the distribution of such amount to the Participant's "spouse" in a single lump-sum as soon as practicable. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the "spouse" consents in writing (or in such other form as permitted by the IRS). If the value exceeds $5,000, an immediate distribution of the entire amount may be made to the "surviving spouse," provided such "surviving spouse" consents in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

(g)

Alternative forms of distribution. Death benefits may be paid to a Participant's Beneficiary in one of the following optional forms of benefits subject to the rules specified in Section 6.8 and the elections made in the Adoption Agreement. Such optional forms of distributions may be elected by the Participant in the event there is an election to waive the Pre-Retirement Survivor Annuity, and for any death benefits in excess of the Pre-Retirement Survivor Annuity. However, if no optional form of distribution was elected by the Participant prior to death, then the Participant's Beneficiary may elect the form of distribution.

(1)

One lump-sum payment in cash or in property that is allocated to the accounts of the Participant at the time of the distribution.

(2)

Partial withdrawals.

(3)

Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or the Participant's Beneficiary. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity Contract for a term certain (with no life contingencies) providing for such payment. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

4)

In the form of an annuity over the life expectancy of the Beneficiary.

(5)

If death benefits in excess of the Pre-Retirement Survivor Annuity are to be paid to the "surviving spouse," such benefits may be paid pursuant to (1), (2) or (3) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity.

(h)

Required minimum distributions (Code Section 401(a)(9)). Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall comply with the requirements of Section 6.8.

(i)

Payment to a child. For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the "surviving spouse" if the amount becomes payable to the "surviving spouse" when the child reaches the age of majority.

(j)

Voluntary Contribution Account. In the event that less than one hundred percent (100%) of a Participant's interest in the Plan is distributed to such Participant's "spouse," the portion of the distribution attributable to the Participant's Voluntary Contribution Account shall be in the same proportion that the Participant's Voluntary Contribution Account bears to the Participant's total interest in the Plan.

(k)

TEFRA 242(b)(2) election. The provisions of this Section shall not apply to distributions made in accordance with Plan Section 6.8(a)(5).

6.7

TIME OF DISTRIBUTION

Except as limited by Section 6.8, whenever a distribution is to be made, or a series of payments are to commence, the distribution or series of payments may be made or begun as soon as practicable. However, unless a Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates service with the Employer.

Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution that is "immediately distributable" (within the meaning of Section 6.5(c)), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.8

REQUIRED MINIMUM DISTRIBUTIONS

(a)

General rules

(1)

Effective Date. Subject to the Joint and Survivor Annuity requirements set forth in Plan Section 6.5, the requirements of this Section shall apply to any distribution of a Participant's interest in the Plan and will take precedence over any inconsistent provisions of this Plan. Unless a later effective date is specified in the Adoption Agreement, the provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning after December 31, 2001.

(2)

Coordination with minimum distribution requirements previously in effect. If the "effective date" of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Section will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the "effective date" of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the "effective date" of this Section is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section.

(3)

Requirements of Treasury Regulations incorporated. All distributions required under this Section will be determined and made in accordance with the Regulations under Code Section 401(a)(9) and the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G).

(4)

Limits on distribution periods. As of the first distribution calendar year, distributions to a Participant may only be made in accordance with the selections made in the Form of Distributions Section of the Adoption Agreement. If such distributions are not made in a single-sum, then they may only be made over one of the following periods: (i) the life of the Participant, (ii) the joint lives of the Participant and a "designated Beneficiary," (iii) a period certain not extending beyond the life expectancy of the Participant, or (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a "designated Beneficiary."

(5)

TEFRA Section 242(b)(2) elections.

(i)

Notwithstanding the other provisions of this Section, other than the spouse's right of consent afforded under the Plan, distributions may be made on behalf of any Participant, including a five percent (5%) owner, who has made a designation in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and in accordance with all of the following requirements (regardless of when such distribution commences):

(I)

The distribution by the Plan is one which would not have disqualified such plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(II)

The distribution is in accordance with a method of distribution designated by the Participant whose interest in the plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(III)

Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(IV)

The Participant had accrued a benefit under the Plan as of December 31, 1983.

(V)

The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

(ii)

A distribution upon death will not be covered by the transitional rule of this Subsection unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

(iii)

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (i)(I) and (i)(V) of this Subsection.

(iv)

If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(v)

In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Regulation Section 1.401(a)(9)-8, Q&A-14 and Q&A-15, shall apply.

(b)

Time and manner of distribution

(1)

Required beginning date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's "required beginning date."

(2)

Death of Participant before distributions begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows as elected in the Distributions Upon Death Section of the Adoption Agreement (or if no election is made, then the Beneficiary may elect which provision shall apply):

(i)

If the Participant's surviving spouse is the Participant's sole "designated Beneficiary," then, except as otherwise provided herein, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(ii)

If the Participant's surviving spouse is not the Participant's sole "designated Beneficiary," then, except as provided in Section 6.8(b)(3) below, distributions to the "designated Beneficiary" will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)

If there is no "designated Beneficiary" as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iv)

If the Participant's surviving spouse is the Participant's sole "designated Beneficiary" and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.8(b)(2), other than Section 6.8(b)(2)(i), will apply as if the surviving spouse were the Participant.

For purposes of this Section 6.8(b)(2) and Section 6.8(b)(3), unless Section 6.8(b)(2)(iv) applies, distributions are considered to begin on the Participant's "required beginning date." If Section 6.8(b)(2)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.8(b)(2)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's "required beginning date" (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.8(b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

(3)

Forms of distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the "required beginning date," as of the first "distribution calendar year" distributions will be made in accordance with Sections 6.8(c) and 6.8(d). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder.

(c)

Required minimum distributions during Participant's lifetime

(1)

Amount of required minimum distribution for each "distribution calendar year." During the Participant's lifetime, the minimum amount that will be distributed for each "distribution calendar year" is the lesser of the following, as elected in the Form of Distributions Section of the Adoption Agreement:

(i)

the quotient obtained by dividing the "Participant's account balance" by the distribution period in the Uniform Lifetime Table set forth in Regulation Section 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the "distribution calendar year"; or

(ii)

if the Participant's sole "designated Beneficiary" for the "distribution calendar year" is the Participant's spouse, the quotient obtained by dividing the "Participant's account balance" by the number in the Joint and Last Survivor Table set forth in Regulation Section 1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the "distribution calendar year."

(2)

Lifetime required minimum distributions continue through year of Participant's death. Required minimum distributions will be determined under this Section 6.8(c) beginning with the first "distribution calendar year" and up to and including the "distribution calendar year" that includes the Participant's date of death.

(d)

Required minimum distributions after Participant's death

(1)

Death on or after date distributions begin.

(i)

Participant survived by "designated Beneficiary." If the Participant dies on or after the date distributions begin and there is a "designated Beneficiary," the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the longer of the remaining "life expectancy" of the Participant or the remaining "life expectancy" of the Participant's "designated Beneficiary," determined as follows:

(A)

The Participant's remaining "life expectancy" is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)

If the Participant's surviving spouse is the Participant's sole "designated Beneficiary," the remaining "life expectancy" of the surviving spouse is calculated for each "distribution calendar year" after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For "distribution calendar years" after the year of the surviving spouse's death, the remaining "life expectancy" of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

(C)

If the Participant's surviving spouse is not the Participant's sole "designated Beneficiary," the "designated Beneficiary's" remaining "life expectancy" is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(ii)

No "designated Beneficiary." If the Participant dies on or after the date distributions begin and there is no "designated Beneficiary" as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the Participant's remaining "life expectancy" calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)

Death before date distributions begin.

(i)

Participant survived by "designated Beneficiary." Except as provided in Section 6.8(b)(3), if the Participant dies before the date distributions begin and there is a "designated Beneficiary," the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the remaining "life expectancy" of the Participant's "designated Beneficiary," determined as provided in Section 6.8(d)(1).

(ii)

No "designated Beneficiary." If the Participant dies before the date distributions begin and there is no "designated Beneficiary" as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iii)

Death of surviving spouse before distributions to surviving spouse are required to begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole "designated Beneficiary," and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.8(b)(2)(i), this Section 6.8(d)(2) will apply as if the surviving spouse were the Participant.

(e)

Definitions. For purposes of this Section, the following definitions apply:

(1)

"Designated Beneficiary" means the individual who is designated as the Beneficiary under the Plan and is the "designated Beneficiary" under Code Section 401(a)(9) and Regulation Section 1.401(a)(9)-4.

(2)

"Distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first "distribution calendar year" is the calendar year immediately preceding the calendar year which contains the Participant's "required beginning date." For distributions beginning after the Participant's death, the first "distribution calendar year" is the calendar year in which distributions are required to begin under Section 6.8(b). The required minimum distribution for the Participant's first "distribution calendar year" will be made on or before the Participant's "required beginning date." The required minimum distribution for other "distribution calendar years," including the required minimum distribution for the "distribution calendar year" in which the Participant's "required beginning date" occurs, will be made on or before December 31 of that "distribution calendar year."

(3)

"Life expectancy" means the life expectancy as computed by use of the Single Life Table in Regulation Section 1.401(a)(9)-9.

(4)

"Participant's account balance" means the Participant's account balance as of the last Valuation Date in the calendar year immediately preceding the "distribution calendar year" (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. For this purpose, the Administrator may exclude contributions that are allocated to the account balance as of dates in the valuation calendar year after the Valuation Date, but that are not actually made during the valuation calendar year. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the "distribution calendar year" if distributed or transferred in the valuation calendar year.

(5)

"Required beginning date" means, except as otherwise elected in Appendix A to the Adoption Agreement (Other Permitted Elections), with respect to any Participant, April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires, except that benefit distributions to a "5-percent owner" must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

(6)

"5-percent owner" means a Participant who is a 5-percent owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once distributions have begun to a 5percent owner under this Section they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

(f)

Transition rules.

(1)

For plans in existence before 2003. Required minimum distributions before 2003 were made pursuant to Section (e), if applicable, and Sections 6.8(f)(2) through (4) below.

(2)

2000 and Before. Required minimum distributions for calendar years after 1984 and before 2001 were made in accordance with Code Section 401(a)(9) and the proposed Regulations thereunder published in the Federal Register on July 27, 1987 (the "1987 Proposed Regulations").

(3)

2001. Required minimum distributions for calendar year 2001 were made in accordance with Code Section 401(a)(9) and the 1987 Proposed Regulations, unless the Adoption Agreement provides that required minimum distributions for 2001 were made pursuant to the proposed Regulations under Code Section 401(a)(9) published in the Federal Register on January 17, 2001 (the "2001 Proposed Regulations"). If distributions were made in 2001 under the 1987 Proposed Regulations prior to the date in 2001 the Plan began operating under the 2001 Proposed Regulations, the special transition rule in Announcement 2001-82, 20012 C.B. 123, applied.

(4)

2002. Required minimum distributions for calendar year 2002 were made in accordance with Code Section 401(a)(9) and the 1987 Proposed Regulations unless either (i) or (ii) below applies.

(i)

The Adoption Agreement provides that required minimum distributions for 2002 were made pursuant to the 2001 Proposed Regulations.

(ii)

The Adoption Agreement provides that required minimum distributions for 2002 were made pursuant to the Final and Temporary Regulations under Code Section 401(a)(9) published in the Federal Register on April 17, 2002, (the "2002 Final and Temporary Regulations") which are described in Sections (b) through (e) of this Section. If distributions were made in 2002 under either the 1987 Proposed Regulations or the 2001 Proposed Regulations prior to the date in 2002 the Plan began operating under the 2002 Final and Temporary Regulations, the special transition rule in Section 1.2 of the model amendment in Revenue Procedure 2002-29, 2002-1 C.B. 1176, applied.

6.9

DISTRIBUTION FOR MINOR OR INCOMPETENT INDIVIDUAL

In the event a distribution is to be made to a minor or incompetent individual, then the Administrator may direct that such distribution be paid to the court appointed legal guardian or any other person authorized under state law to receive such distribution, or if none, then in the case of a minor individual, to a parent of such individual, or to the custodian for such individual under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said individual resides. Such a payment to the guardian, custodian or parent of a minor or incompetent individual shall fully discharge the Trustee (or Insurer), Employer, and Plan from further liability on account thereof.

6.10

LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, effective with respect to distributions made after March 28, 2005, if the Plan provides for mandatory distributions and the amount to be distributed to a Participant or Beneficiary does not exceed $1,000, then the amount distributable may, in the sole discretion of the Administrator, either be treated as a Forfeiture, or be paid directly to an individual retirement account described in Code Section 408(a)

or an individual retirement annuity described in Code Section 408(b) at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary cannot be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary. Upon Plan termination, the portion of the distributable amount that is an "eligible rollover distribution" as defined in Plan Section 6.15(b)(1) may be paid directly to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b). However, regardless of the preceding, a benefit that is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code.

6.11

IN-SERVICE DISTRIBUTION

If elected in the Adoption Agreement, at such time as the conditions set forth in the Adoption Agreement have been satisfied, then the Administrator, at the election of a Participant who has not severed employment with the Employer, shall direct the distribution of up to the entire Vested amount then credited to the accounts as elected in the Adoption Agreement maintained on behalf of such Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, if an in-service distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant's in-service distribution from such accounts.

6.12

ADVANCE DISTRIBUTION FOR HARDSHIP

(a)

Hardship events. For Profit Sharing Plans and 401(k) Plans (except to the extent Section 12.9 applies), if elected in the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of the Vested interest of the Accounts selected in the Adoption Agreement, valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for an immediate and heavy financial need. The Administrator will determine whether there is an immediate and heavy financial need based on the facts and circumstances. An immediate and heavy financial need includes, but is not limited to, a distribution for one of the following:

(1)

Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(2)

Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(3)

Payments for burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B));

(4)

Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B));

(5)

Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; or

(6)

Expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(b)

Other limits and conditions. If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant's Account until such Account has become fully Vested. Furthermore, if a hardship distribution is permitted from more than one Account, the Administrator may determine any ordering of a Participant's hardship distribution from such Accounts.

(c)

Distribution rules apply. Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

6.13

SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS

(a)

The provisions of this Section apply to a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan to the extent elected in the Adoption Agreement. However, this Section shall not apply with respect to amounts that are transferred directly or indirectly (i.e., other than by a rollover) to this Plan from a defined benefit plan, money purchase pension plan, target benefit plan, or stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417.

(b)

If an election is made to not offer life annuities as a form of distribution, then a Participant shall be prohibited from electing benefits in the form of a life annuity and the Joint and Survivor Annuity provisions of Section 6.5 shall not apply.

(c)

If an election is made to offer life annuities as a form of distribution but not as the normal form of distribution, then the Joint and Survivor Annuity provisions of Section 6.5 shall not apply if a Participant does not elect an annuity form of distribution. Furthermore, subsection (e) shall not apply if a Participant elects an annuity form of distribution.

(d)

Notwithstanding anything in Sections 6.2 and 6.6 to the contrary, upon the death of a Participant, the automatic form of distribution will be a lump-sum rather than a Qualified Pre-Retirement Survivor Annuity. Furthermore, the Participant's spouse will be the Beneficiary of the Participant's entire Vested interest in the Plan unless an election is made to waive the spouse as Beneficiary. The other provisions in Section 6.2 shall be applied by treating the death benefit in this subsection as though it is a Qualified Pre-Retirement Survivor Annuity.

(e)

Except to the extent otherwise provided in this Section, the provisions of Sections 6.2, 6.5 and 6.6 regarding spousal consent shall be inoperative with respect to this Plan.

(f)

If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that:

(1)

the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(2)

the Participant, after receiving the notice, affirmatively elects a distribution.

6.14

QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meanings set forth under Code Section 414(p).

6.15

DIRECT ROLLOVERS

(a)

Right to direct rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a "distributee's" election under this Section effective with respect to distributions made after December 31, 2001, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover." However, if less than the entire amount of the "eligible rollover distribution" is being paid directly to an "eligible retirement plan," then the Administrator may require that the amount paid directly to such plan be at least $500. Furthermore, the Administrator may apply this Section by treating a Participant's Roth Elective Deferral Account separately from the Participant's other Accounts.

(b)

Definitions. For purposes of this Section, the following definitions shall apply:

(1)

An "eligible rollover distribution" means any distribution described in Code Section 402(c)(4) and generally includes any distribution of all or any portion of the balance to the credit of the "distributee," except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" "designated Beneficiary," or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); any hardship distribution; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution reasonably expected to total less than $200 during a year.

Notwithstanding the above, a portion of a distribution shall not fail to be an "eligible rollover distribution" merely because the portion consists of after-tax voluntary Employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(2)

An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), (other than an endowment contract), a qualified trust (an employees' trust) described in Code Section 401(a) which is exempt from tax under Code Section 501(a), an annuity plan described in Code Section 403(a), an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision and which agrees to separately account for amounts transferred into such plan from this Plan, and an annuity contract described in Code Section 403(b), that accepts the "distributee's" "eligible rollover distribution." However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity. The definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p). If any portion of an "eligible rollover distribution" is attributable to payments or distributions from a designated Roth account, an "eligible retirement plan" with respect to such portion shall include only another designated Roth account of the individual from whose account the payments or distributions were made, or a Roth IRA of such individual.

(3)

A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a "qualified domestic relations order," as defined in Code Section 414(p), are "distributees" with regard to the interest of the spouse or former spouse.

(4)

A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."

(c)

Participant notice. A Participant entitled to an "eligible rollover distribution" must receive a written explanation of the right to a "direct rollover," the tax consequences of not making a "direct rollover," and, if applicable, any available special income tax elections. The notice must be provided within the same 30 – 90 day timeframe applicable to the Participant consent notice. The "direct rollover" notice must be provided to all Participants, unless the total amount the Participant will receive as a distribution during the calendar year is expected to be less than $200.

6.16

TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN

Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to after-tax voluntary Employee contributions or to a direct or indirect rollover contribution).

6.17

CORRECTIVE DISTRIBUTIONS

Nothing in this Article shall preclude the Administrator from making a distribution to a Participant, to the extent such distribution is made to correct a qualification defect in accordance with the corrective procedures under the IRS' Employee Plans Compliance Resolution System or any other voluntary compliance programs.

ARTICLE VII

TRUSTEE AND CUSTODIAN

7.1

BASIC RESPONSIBILITIES OF THE TRUSTEE

(a)

The provisions of this Article, other than Section 7.6, shall not apply to this Plan if a separate trust agreement is being used. Furthermore, the provisions of this Article, other than Sections 7.5 and 7.6, shall not apply if the Plan is fully insured.

(b)

The Trustee is accountable to the Employer for the funds contributed to the Plan by the Employer, but the Trustee does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obligated to collect any contributions from the Employer, nor is it under a duty to see that funds deposited with it are deposited in accordance with the provisions of the Plan.

(c)

The Trustee will credit and distribute the Trust Fund as directed by the Administrator. The Trustee is not obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or whether the manner of making any payment or distribution is proper. The Trustee is accountable only to the Administrator for any payment or distribution made by it in good faith on the order or direction of the Administrator.

(d)

In the event that the Trustee shall be directed by a Participant (pursuant to the Participant Direction Procedures if the Plan permits Participant directed investments), the Employer, or an Investment Manager or other agent appointed by the Employer with respect to the investment of any or all Plan assets, the Trustee shall have no liability with respect to the investment of such assets, but shall be responsible only to execute such investment instructions as so directed.

(1)

The Trustee shall be entitled to rely fully on the written (or other form acceptable to the Administrator and the Trustee, including but not limited to, voice recorded) instructions of a Participant (pursuant to the Participant Direction Procedures), the Employer, or any Fiduciary or nonfiduciary agent of the Employer, in the discharge of such duties, and shall not be liable for any loss or other liability resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

(2)

The Trustee may delegate the duty of executing such instructions to any nonfiduciary agent, which may be an affiliate of the Trustee or any Plan representative.

(3)

The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such direction improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense that may result from the Trustee's refusal or failure to comply with any direction from the Participant.

(4)

Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Account, unless paid by the Employer.

(5)

Notwithstanding anything herein above to the contrary, the Trustee shall not invest any portion of a Participant's Directed Account in "collectibles" within the meaning of Code Section 408(m).

(e)

The Trustee will maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report pursuant to Section 7.9.

(f)

The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

(g)

The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any such person.

7.2

INVESTMENT POWERS AND DUTIES OF DISCRETIONARY TRUSTEE

(a)

This Section applies if the Employer, in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee, designates the Trustee to administer all or a portion of the trust as a Discretionary Trustee. If so designated, then the Trustee has the discretion and authority to invest, manage, and control those Plan assets except, however, with respect to those assets which are subject to the investment direction of a Participant (if Participant directed investments are permitted), or an Investment Manager, the Administrator, or other agent appointed by the Employer. The exercise of any investment discretion hereunder shall be consistent with the "funding policy and method" determined by the Employer.

(b)

The Trustee shall, except as otherwise provided in this Plan, invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, common or preferred stocks, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust. The Trustee shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(c)

The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities to be exercised in the Trustee's sole discretion:

(1)

To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

(2)

To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

(3)

To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

(4)

To cause any securities or other property to be registered in the Trustee's own name, or in the name of a nominee or in a street name provided such securities or other property are held on behalf of the Plan by (i) a bank or trust company, (ii) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer, or (iii) a clearing agency as defined in Section 3(a)(23) of the Securities Exchange Act of 1934;

(5)

To invest in a common, collective, or pooled trust fund (the provisions of which are incorporated herein by reference) maintained by any Trustee (or any affiliate of such Trustee) hereunder pursuant to Revenue Ruling 81-100, all or such part of the Trust Fund as the Trustee may deem advisable, and the part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The name of the trust fund may be specified in Appendix A to the Adoption Agreement (Other Permitted Elections). The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable;

(6)

To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

(7)

To accept and retain for such time as it may deem advisable any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

(8)

To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(9)

To settle, compromise, or submit to arbitration (provided such arbitration does not apply to Participants or Beneficiaries) any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

(10)

To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agents or counsel may or may not be an agent or counsel for the Employer;

(11)

To apply for and procure from the Insurer as an investment of the Trust Fund any annuity or other Contracts (on the life of any Participant, or in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of any person in whom a Participant has an insurable interest, or on the joint lives of a Participant and any person in whom the Participant has an insurable interest) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity, or other Contracts as and when entitled to do so under the provisions thereof;

(12)

To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including the specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to the Trustee);

(13)

To invest in Treasury Bills and other forms of United States government obligations;

(14)

To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange regardless of whether such options are covered;

(15)

To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including the specific authority to make deposit into any savings accounts or certificates of deposit of the Trustee (or a financial institution related to the Trustee);

(16)

To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and Trust and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests; and

(17)

To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

(d)

The Trustee may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide direction to the Trustee with respect to the investment of any or all of the Plan assets. Such appointment shall be in writing and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

7.3

INVESTMENT POWERS AND DUTIES OF NONDISCRETIONARY TRUSTEE

(a)

This Section applies if the Employer, in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee, designates the Trustee to administer all or a portion of the trust as a nondiscretionary Trustee. If so designated, then the Trustee shall have no discretionary authority to invest, manage, or control those Plan assets, but must act solely as a Directed Trustee of those Plan assets. A nondiscretionary Trustee, as Directed Trustee of the Plan funds it holds, is authorized and empowered, by way of limitation, with the powers, rights and duties set forth herein and in Section 7.14, each of which the nondiscretionary Trustee exercises solely as Directed Trustee in accordance with the direction of the party which has the authority to manage and control the investment of the Plan assets. If no directions are provided to the Trustee, the Employer will provide necessary direction. Furthermore, the Employer and the nondiscretionary Trustee may, in writing, limit the powers of the nondiscretionary Trustee to any combination of powers listed within this Section. The party which has the authority to manage and control the investment of the Plan assets shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(b)

The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities:

(1)

To invest the assets, without distinction between principal and income, in securities or property, real or personal, wherever situated, including, but not limited to, common or preferred stocks, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust;

(2)

To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

(3)

To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

(4)

At the direction of the party which has the authority or discretion, to vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate powers, and pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

(5)

To cause any securities or other property to be registered in the Trustee's own name, or in the name of a nominee or in a street name provided such securities or other property are held on behalf of the Plan by (i) a bank or trust company, (ii) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer, or (iii) a clearing agency as defined in Section 3(a)(23) of the Securities Exchange Act of 1934;

(6)

To invest in a common, collective, or pooled trust fund (the provisions of which are incorporated herein by reference) maintained by any Trustee (or any affiliate of such Trustee) hereunder pursuant to Revenue Ruling 81-100, all or such part of the Trust Fund as the party which has the authority to manage and control the investment of the assets shall deem advisable, and the part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The name of the trust fund may be specified in Appendix A to the Adoption Agreement (Other Permitted Elections);

(7)

To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

(8)

To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(9)

To settle, compromise, or submit to arbitration (provided such arbitration does not apply to Participants or Beneficiaries) any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

(10)

To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be an agent or counsel for the Employer;

(11)

To apply for and procure from the Insurer as an investment of the Trust Fund any annuity or other Contracts (on the life of any Participant, or in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of any person in whom a Participant has an insurable interest, or on the joint lives of a Participant and any person in whom the Participant has an insurable interest) as the Administrator shall deem proper; to exercise, at the direction of the person with the authority to do so, whatever rights and privileges may be granted under such annuity or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

(12)

To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including the specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to the Trustee);

(13)

To invest in Treasury Bills and other forms of United States government obligations;

(14)

To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange regardless of whether such options are covered;

(15)

To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including the specific authority to make deposit into any savings accounts or certificates of deposit of the Trustee (or a financial institution related to the Trustee); and

(16)

To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

7.4

POWERS AND DUTIES OF CUSTODIAN

The Employer may appoint a custodian of the Plan assets. A custodian has the same powers, rights and duties as a nondiscretionary Trustee. Any reference in the Plan to a Trustee also is a reference to a custodian unless the context of the Plan indicates otherwise. A limitation of the Trustee's liability by Plan provision also acts as a limitation of the Custodian's liability. The Custodian will be protected from any liability with respect to actions taken pursuant to the direction of the Trustee, Plan Administrator, the Employer, an Investment Manager, a named Fiduciary or other third party with authority to provide direction to the Custodian. The resignation or removal of the Custodian shall be made in accordance with Section 7.11 as though the Custodian were a Trustee.

7.5

LIFE INSURANCE

(a)

Permitted insurance. The Trustee (or Insurer), in accordance with nondiscriminatory operational procedures of the Administrator, shall ratably apply for, own, and pay all premiums on Contracts on the lives of the Participants or, in the case of a Profit Sharing Plan (including a 401(k) Plan), on the life of a member of the Participant's family or on the joint lives of a Participant and a member of the Participant's family. Any initial or additional Contract purchased on behalf of a Participant shall have a face amount of not less than $1,000, an amount set forth in the Administrator's procedures, or the limitation of the Insurer, whichever is greater. If a life insurance Contract is to be purchased for a Participant, then the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate contributions and Forfeitures allocated to the Participant's Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased, then the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to the Participant's Combined Account. If both term insurance and ordinary life insurance are purchased, then the premium for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to the Participant's Combined Account. Notwithstanding the preceding, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan (including a 401(k) Plan), to the portion of the Participant's Account that has accumulated for at least two (2) Plan Years or to the entire Participant's Account if the Participant has been a Participant in the Plan for at least five (5) years. In addition, amounts transferred to this Plan in accordance with Section 4.6(f)(1)(ii) or (iii) and a Participant's Voluntary Contribution Account may be used to purchase Contracts without limitation. Thus, amounts that are not subject to the limitations contained herein may be used to purchase life insurance on any person in whom a Participant has an insurable interest or on the joint lives of a Participant and any person in whom the Participant has an insurable interest, and without regard to the amount of premiums paid to purchase any life insurance hereunder.

(b)

Contract conversion at retirement. Subject to the survivor annuity requirements of Sections 6.5 and 6.6 (if applicable), the Trustee (or Insurer) must distribute the Contracts to the Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond the date on which benefits commence. Furthermore, if a Contract is purchased on the joint lives of the Participant and another person and such other person predeceases the Participant, then the Contract may not be maintained under this Plan.

(c)

Limitations on purchase. Notwithstanding anything herein above to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account pursuant to Section 4.9, shall not be applied to the purchase of life insurance Contracts. Furthermore, no life insurance Contracts shall be required to be obtained on an individual's life if, for any reason (other than the nonpayment of premiums) the Insurer will not issue a Contract on such individual's life.

(d)

Proceeds payable to plan. The Trustee (or Insurer) will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Trustee (or Insurer); however, the Trustee (or Insurer) shall be required to pay over all proceeds of the Contract to the Participant's "designated Beneficiary" in accordance with the distribution provisions of Article VI. A Participant's spouse will be the "designated Beneficiary" pursuant to Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds that are in excess of the cash surrender value immediately prior to death. However, the Trustee (or Insurer) shall not pay the proceeds in a method that would violate the requirements of the Retirement Equity Act of 1984, as stated in Article VI of the Plan, or Code Section 401(a)(9) and the Regulations thereunder. In the event of any conflict between the terms of this Plan and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

(e)

No responsibility for Act of Insurer. The Employer, the Administrator and the Trustee shall not be responsible for the validity of the provisions under a Contract issued hereunder or for the failure or refusal by the Insurer to provide benefits under such Contract. The Employer, Plan Administrator and the Trustee are also not responsible for any action or failure to act by the Insurer or any other person which results in the delay of a payment under the Contract or which renders the Contract invalid or unenforceable in whole or in part.

7.6

LOANS TO PARTICIPANTS

(a)

Permitted Loans. The Trustee (or the Administrator if the Trustee is a nondiscretionary Trustee or if loans are treated as Participant directed investments) may, in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries. If loans are permitted, then the following shall apply: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time. Furthermore, no Participant loan shall exceed the Participant's Vested interest in the Plan.

(b)

Plan loans for Owner-Employees or Shareholder-Employees. Effective for Plan loans made after December 31, 2001, the Plan provisions prohibiting loans to any Owner-Employee or Shareholder-Employee shall cease to apply.

(c)

Prohibited assignment or pledge. An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, shall be treated as a loan under this Section.

(d)

Spousal consent. If the Vested interest of a Participant is used to secure any loan made pursuant to this Section, then the written (or such other form as permitted by the IRS) consent of the Participant's spouse shall be required in a manner consistent with Section 6.5(a), provided the spousal consent requirements of such Section apply to the Plan. Such consent must be obtained within the 90-day period prior to the date the loan is made. A new consent shall be required if the Vested interest of a Participant is used for renegotiation, extension, renewal or other revision of the loan. However, unless the loan program established pursuant to this Section provides otherwise, no spousal consent shall be required under this paragraph if the total interest subject to the security is not in excess of $5,000. If a valid spousal consent has been obtained in accordance with this Subsection, then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the Vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

(e)

Loan program. The Administrator shall be authorized to establish a participant loan program to provide for loans under the Plan. The loan program shall be established in accordance with Department of Labor regulation Section 2550.408(b)-1(d)(2) providing for loans by the Plan to parties-in-interest under said Plan, such as Participants or Beneficiaries. In order for the Administrator to implement such loan program, a separate written document forming a part of this Plan must be adopted, which document shall specifically include, but need not be limited to, the following:

(1)

the identity of the person or positions authorized to administer the Participant loan program;

(2)

a procedure for applying for loans;

(3)

the basis on which loans will be approved or denied;

(4)

limitations, if any, on the types and amounts of loans offered;

(5)

the procedure under the program for determining a reasonable rate of interest;

(6)

the types of collateral which may secure a Participant loan; and

(7)

the events constituting default and the steps that will be taken to preserve Plan assets in the event such default.

(f)

Loan default. Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section that is secured by the Participant's interest in the Plan, then a Participant's interest may be offset by the amount subject to the security to the extent there is a distributable event permitted by the Code or Regulations.

(g)

Loans subject to Plan terms. Notwithstanding anything in this Section to the contrary, if this is an amendment and restatement of an existing Plan, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the Plan in effect at the time such loan was made.

7.7

ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If there is more than one Trustee, then the responsibilities of each Trustee may be specified by the Employer and accepted in writing by each Trustee. If no such delegation is made by the Employer, then the Trustees may allocate the responsibilities among themselves, in which event the Trustees shall notify the Employer and the Administrator in writing of such action and specify the responsibilities of each Trustee. Except where there has been an allocation and delegation of powers, if there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.8

TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. However, an individual serving as Trustee who already receives full-time compensation from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.9

ANNUAL REPORT OF THE TRUSTEE

(a)

Annual report. Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

(1)

the net income, or loss, of the Trust Fund;

(2)

the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

(3)

the increase, or decrease, in the value of the Trust Fund;

(4)

all payments and distributions made from the Trust Fund; and

(5)

such further information as the Trustee and/or Administrator deems appropriate.

(b)

Employer approval of report. The Employer, promptly upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding on the Employer and the Trustee as to all matters contained in the statement to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties. However, nothing contained in this Section shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.10

AUDIT

(a)

Duty to engage accountant. If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of the audit setting forth the accountant's opinion as to whether any statements, schedules or lists, that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

(b)

Payment of fees. All auditing and accounting fees shall be an expense of and may, at the election of the Employer, be paid from the Trust Fund.

(c)

Information to be provided to Administrator. If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated, supervised, and subject to periodic examination by a state or federal agency, then it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.11

RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

(a)

Trustee resignation. Unless otherwise agreed to by both the Trustee and the Employer, a Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of resignation.

(b)

Trustee removal. Unless otherwise agreed to by both the Trustee and the Employer, the Employer may remove a Trustee at any time by delivering to the Trustee, at least thirty (30) days before its effective date, a written notice of such Trustee's removal.

(c)

Appointment of successor. Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as a Trustee herein. Until such a successor is appointed, any remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

(d)

Appointment of successor prior to removal of predecessor. The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of the predecessor.

(e)

Trustee's statement upon cessation of being Trustee. Whenever any Trustee hereunder ceases to serve as such, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which the individual or entity served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.9 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.9 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.9 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.9 and this subparagraph.

7.12

TRANSFER OF INTEREST

Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the interest, if any, of a Participant to another trust forming part of a pension, profit sharing, or stock bonus plan that meets the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.13

TRUSTEE INDEMNIFICATION

The Employer agrees to indemnify and hold harmless the Trustee against any and all claims, losses, damages, expenses and liabilities the Trustee may incur in the exercise and performance of the Trustee's powers and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.14

EMPLOYER SECURITIES AND REAL PROPERTY

The Trustee shall be empowered to acquire and hold "qualifying employer securities" and "qualifying employer real property," as those terms are defined in the Act. However, no more than one hundred percent (100%), in the case of a Profit Sharing Plan or 401(k) Plan, or ten percent (10%), in the case of a Money Purchase Plan, of the fair market value of all the assets in the Trust Fund may be invested in "qualifying employer securities" and "qualifying employer real property."

Any such investment shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment, except to the extent Participants direct the investment of their Accounts in such investment. Additional directives regarding the purchase, sale, or retention of such securities may be addressed in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets. In the event of any conflicts between the Plan document and a separate investment trust agreement, the Plan document shall prevail.

Notwithstanding the preceding, if the Plan does not permit Participants to direct the investment of their Elective Deferral Accounts, then the Trustee shall only be permitted to acquire or hold "qualifying employer securities" and "qualifying employer real property" to the extent permitted under Act Section 407.

ARTICLE VIII

AMENDMENT, TERMINATION AND MERGERS

8.1

AMENDMENT

(a)

General rule on Employer amendment. The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment that affects the rights, duties or responsibilities of the Trustee (or Insurer) or Administrator may only be made with the Trustee's (or Insurer's) or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee (or Insurer) shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee (or Insurer) hereunder.

(b)

Permissible amendments. The Employer may (1) change the choice of options in the Adoption Agreement, (2) add any appendix to the Adoption Agreement that is specifically permitted pursuant to the terms of the Plan (e.g., Appendix A (Special Effective Dates and Other Permitted Elections); (3) amend administrative trust or custodial provisions; (4) add certain sample or model amendments published by the Internal Revenue Service or other required good-faith amendments which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan, (5) add or change provisions permitted under the Plan and/or specify or change the effective date of a provision as permitted under the Plan and correct obvious and unambiguous typographical errors and/or cross-references that merely correct a reference but that do not in any way change the original intended meaning of the provisions and (6) add a list of any "Section 411(d)(6) protected benefits" which must be preserved shall not be considered an amendment to the Plan. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Volume Submitter Plan and this Plan will be considered to be an individually designed plan.

(c)

Sponsoring organization amendments. The Employer (and every Participating Employer) expressly delegates authority to the sponsoring organization of this Volume Submitter Plan, the right to amend the Plan by submitting a copy of the amendment to each Employer (and Participating Employer) who has adopted this Volume Submitter Plan, after first having received a ruling or favorable determination from the Internal Revenue Service that the Volume Submitter Plan as amended qualifies under Code Section 401(a) (unless a ruling or determination is not required by the IRS). For purposes of this Section, the mass submitter shall be recognized as the agent of the sponsor. If the sponsor does not adopt any amendment made by the mass submitter, it will no longer be identical to, or a minor modifier of, the mass submitter plan.

(d)

Impermissible amendments. No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

(e)

Anti-cutback restrictions. Except as permitted by Regulations (including Regulation Section 1.411(d)-4) or other IRS guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefits unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. The preceding shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account under a particular optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

8.2

TERMINATION

(a)

Termination of Plan. The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee (or Insurer) and Administrator written notice of such termination. Upon any full or partial termination or upon the complete discontinuance of the Employer's Contributions to the Plan (in the case of a Profit Sharing Plan), all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture.

(b)

Distribution of assets. Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner that is consistent with and satisfies the provisions of Section 6.5, except that no Participant or spousal consent is required. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

(c)

Abandoned plan. If the Employer, in accordance with DOL guidance, abandons the Plan, then the Trustee (or Insurer) or other party permitted to take action as a qualified terminal administrator (QTA), may terminate the Plan in accordance with applicable DOL and IRS regulations and other guidance.

8.3

MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

ARTICLE IX

TOP-HEAVY PROVISIONS

9.1

TOP-HEAVY PLAN REQUIREMENTS

Notwithstanding anything in this Plan to the contrary, for any Top-Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.3(f) of the Plan. Except as otherwise provided in the Plan, the minimum allocation shall be an Employer Nonelective Contribution and, if no vesting schedule has been selected in the Adoption Agreement or the selection is invalid, shall be subject to the 6 Year Graded vesting schedule described in the Adoption Agreement.

Notwithstanding the above, the Top-Heavy Plan Year requirements of this Article and Code Section 416 shall not apply in any Plan Year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions meet the requirements of Code Section 401(m)(11).

9.2

DETERMINATION OF TOP-HEAVY STATUS

(a)

Definition of Top-Heavy Plan. This Plan shall be a Top-Heavy Plan if any of the following conditions exists:

(1)

if the "top-heavy ratio" for this Plan exceeds sixty percent (60%) and this Plan is not part of any "required aggregation group" or "permissive aggregation group";

(2)

if this Plan is a part of a "required aggregation group" but not part of a "permissive aggregation group" and the "top-heavy ratio" for the group of plans exceeds sixty percent (60%); or

(3)

if this Plan is a part of a "required aggregation group" and part of a "permissive aggregation group" and the "top-heavy ratio" for the "permissive aggregation group" exceeds sixty percent (60%).

(b)

Top-heavy ratio. "Top-heavy ratio" means, with respect to a "determination date":

(1)

If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code Section 408(k))) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the "determination date" has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the "determination date" (including any part of any account balance distributed in the 1-year period ending on the "determination date") (5-year period ending on the "determination date" in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the Plan is top-heavy for Plan Years beginning before January 1, 2002), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 1-year period ending on the "determination date") (5-year period ending on the "determination date" in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the Plan is top-heavy for Plan Years beginning before January 1, 2002), both computed in accordance with Code Section 416 and the Regulations thereunder.

Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the "determination date," but which is required to be taken into account on that date under Code Section 416 and the Regulations thereunder.

(2)

If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 1-year period ending on the "determination date" has or has had any accrued benefits, the top-heavy ratio for any "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the "present value" of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the "determination date," and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the "present value" of accrued benefits under the defined benefit plan or plans for all participants as of the "determination date," all determined in accordance with Code Section 416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the "determination date" (5-year period ending on the "determination date" in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the Plan is top-heavy for Plan Years beginning before January 1, 2002).

(3)

For purposes of (1) and (2) above, the value of account balances and the "present value" of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the "determination date," except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the 1-year period (5-year period in determining whether the Plan is top-heavy for Plan Years beginning before January 1, 2002) ending on the "determination date" will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the "determination dates" that fall within the same calendar year.

The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

(c)

Determination date. "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year.

(d)

Permissive aggregation group. "Permissive aggregation group" means the "required aggregation group" of plans plus any other plan or plans of the Employer or any Affiliated Employer which, when considered as a group with the "required aggregation group," would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

(e)

Present value. "Present value" means the present value based only on the interest and mortality rates specified in Appendix A to the Adoption Agreement.

(f)

Required aggregation group. "Required aggregation group" means: (1) each qualified plan of the Employer or any Affiliated Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the "determination date" or any of the four preceding Plan Years (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer or any Affiliated Employer which enables a plan described in (l) to meet the requirements of Code Sections 401(a)(4) or 410.

(g)

Valuation Date. "Valuation date" means the date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the "top-heavy ratio."

ARTICLE X

MISCELLANEOUS

10.1

EMPLOYER ADOPTIONS

(a)

Method of adoption. Any organization may become the Employer hereunder by executing the Adoption Agreement in a form satisfactory to the Trustee (or Insurer), and it shall provide such additional information as the Trustee (or Insurer) may require. The consent of the Trustee (or Insurer) to act as such shall be signified by its execution of the Adoption Agreement or a separate agreement (including, if elected in the Adoption Agreement, a separate trust agreement).

(b)

Separate affiliation. Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

10.2

PARTICIPANT'S RIGHTS

This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

10.3

ALIENATION

(a)

General rule. Subject to the exceptions provided below and as otherwise permitted by the Code and the Act, no benefit which shall be payable to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

(b)

Exception for loans. Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 7.6. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such portion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's interest in the Plan. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's interest in the Plan, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

(c)

Exception for QDRO. Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

(d)

Exception for certain debts to Plan. Notwithstanding any provision of this Section to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

10.4

CONSTRUCTION OF PLAN

This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the state or commonwealth in which the Employer's (or if there is a corporate Trustee, the Trustee's, or if the Plan is fully insured, the Insurer's) principal office is located (unless otherwise designated in the Adoption Agreement), other than its laws respecting choice of law, to the extent not pre-empted by the Act.

10.5

GENDER AND NUMBER

Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.6

LEGAL ACTION

In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee (or Insurer), the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee (or Insurer), the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.7

PROHIBITION AGAINST DIVERSION OF FUNDS

(a)

General rule. Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

(b)

Mistake of fact. In the event the Employer shall make a contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustee (or Insurer) shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

(c)

Contribution conditioned on deductibility. Except as specifically stated in the Plan, any contribution made by the Employer to the Plan (if the Employer is not tax-exempt) is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee (or Insurer) shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.8

EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9

INSURER'S PROTECTIVE CLAUSE

Except as otherwise agreed upon in writing between the Employer and the Insurer, an Insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Administrator or Trustee. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

10.10

RECEIPT AND RELEASE FOR PAYMENTS

Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee (or Insurer) and the Employer.

10.11

ACTION BY THE EMPLOYER

Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12

NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee (if the Trustee has discretionary authority as elected in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee), and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. If the Trustee has discretionary authority, it shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13

HEADINGS

The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14

APPROVAL BY INTERNAL REVENUE SERVICE

Notwithstanding anything herein to the contrary, if, pursuant to an application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan or an amendment to the Plan is adopted, or such later date as the Secretary of Treasury may prescribe, the Commissioner of the Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee (or Insurer) shall be discharged from all further obligations. If the disqualification relates to a Plan amendment, then the Plan shall operate as if it had not been amended. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this volume submitter plan and will be considered an individually designed plan.

10.15

UNIFORMITY

All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.16

PAYMENT OF BENEFITS

Except as otherwise provided in the Plan, benefits under this Plan shall be paid, subject to Sections 6.11, 6.12 and 12.9, only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or termination of the Plan.

10.17

ELECTRONIC MEDIA

The Plan Administrator may use telephonic or electronic media to satisfy any notice requirements required by this Plan, to the extent permissible under regulations (or other generally applicable guidance). In addition, a Participant's consent to immediate distribution may be provided through telephonic or electronic means, to the extent permissible under regulations (or other generally applicable guidance). The Plan Administrator also may use telephonic or electronic media to conduct plan transactions such as enrolling Participants, making (and changing) salary reduction elections, electing (and changing) investment allocations, applying for Plan loans, and other transactions, to the extent permissible under regulations (or other generally applicable guidance).

10.18

PLAN CORRECTION

The Administrator in conjunction with the Employer may undertake such correction of Plan errors as the Administrator deems necessary, including correction to preserve tax qualification of the Plan under Code Section 401(a) or to correct a fiduciary breach under the Act. Without limiting the Administrator's authority under the prior sentence, the Administrator, as it determines to be reasonable and appropriate, may undertake correction of Plan document, operational, demographic and employer eligibility failures under a method described in the Plan or under the IRS Employee Plans Compliance Resolution System ("EPCRS") or any successor program to EPCRS. The Administrator, as it determines to be reasonable and appropriate, also may undertake or assist the appropriate fiduciary or plan official in undertaking correction of a fiduciary breach, including correction under the DOL Voluntary Fiduciary Correction Program ("VFC") or any successor program to VFC. If the Plan is a 401(k) Plan, to correct an operational error, the Plan Administrator may require the Trustee (or Insurer) to distribute from the Plan Elective Deferrals or Vested matching contributions, including earnings, where such amounts result from an operational error other than a failure of Code Section 415, Code Section 402(g), or a failure of the ADP or ACP tests.

10.19

NONTRUSTEED PLANS

If the Plan is funded solely with Contracts, then notwithstanding Sections 10.7 and 10.14, no Contract will be purchased under the Plan unless such Contract or a separate definite written agreement between the Employer and the Insurer provides that: (1) no value under Contracts providing benefits under the Plan or credits determined by the Insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such Contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

If this Plan is funded by individual Contracts that provide a Participant's benefit under the Plan, such individual Contracts shall constitute the Participant's account balance. If this Plan is funded by group Contracts, under the group annuity or group insurance Contract, premiums or other consideration received by the Insurer must be allocated to Participants' accounts under the Plan.

ARTICLE XI

PARTICIPATING EMPLOYERS

11.1

ELECTION TO BECOME A PARTICIPATING EMPLOYER

Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee (or Insurer), any entity may adopt the Employer's Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

11.2

REQUIREMENTS OF PARTICIPATING EMPLOYERS

(a)

Provisions may not vary. Each Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer other than the Fiscal Year and such other items that must, by necessity, vary among employers.

(b)

Holding and investing assets. The Trustee (or Insurer) may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

(c)

Payment of expenses. Unless the Employer otherwise directs, any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3

DESIGNATION OF AGENT

Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee (or Insurer) and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates otherwise, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4

EMPLOYEE TRANSFERS

In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5

PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

If elected by a Participating Employer in its participation agreement, then to the extent permitted under Code Section 411(d)(6), effective with respect to Plan Years beginning in and after the Plan Year in which the provisions of this Plan are adopted, any contribution and/or Forfeiture subject to allocation during each Plan Year shall be determined and allocated separately by each Participating Employer, and shall be allocated only among the Participants eligible to share in the contribution and forfeiture allocation of the Employer or Participating Employer making the contribution or by which the forfeiting Participant was employed. Alternatively (if so elected), any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. However, if a Participating Employer is not an Affiliated Employer then any contributions made by such Participating Employer will only be allocated among the Participants eligible to share in the contribution and forfeiture allocation of the Participating Employer.

On the basis of the information furnished by the Administrator, the Trustee (or Insurer) shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee (or Insurer) may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee (or Insurer) thereof.

11.6

AMENDMENT

Any Participating Employer that is an Affiliated Employer hereby authorizes the Employer to make amendments on its behalf, unless otherwise agreed among all affected parties. If a Participating Employer is not an Affiliated Employer, then amendment of this Plan by the Employer at any time when there shall be a Participating Employer shall, unless otherwise agreed to by the affected parties, only be by the written action of each and every Participating Employer and with the consent of the Trustee (or Insurer) where such consent is necessary in accordance with the terms of this Plan.

11.7

DISCONTINUANCE OF PARTICIPATION

Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee (or Insurer). The Trustee (or Insurer) shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee (or insurer) or custodian as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e). If a separate plan has not been established, at the time of such continuance or revocation for whatever reason, the assets and liabilities, Contracts and other Trust Fund assets allocable to such Participating Employer's participation in this Plan shall be spun off pursuant to Code Section 414(l) and such spun off assets shall constitute a retirement plan of the Participating Employer with such Participating Employer becoming sponsor and the individual who has signed the participation agreement on behalf of the Participating Employer becoming Trustee for this purpose. Such individual shall agree to this appointment by virtue of signing the participation agreement. If such individual is no longer an Employee of the Participating Employer, then the Participating Employer shall appoint a Trustee. If no successor is designated, the Trustee (or Insurer) shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the employees of such Participating Employer.

11.8

ADMINISTRATOR'S AUTHORITY

The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

11.9

PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contributing Participating Employers.

ARTICLE XII

CASH OR DEFERRED PROVISIONS

Except as specifically provided elsewhere in this Plan, the provisions of this Article shall apply with respect to any 401(k) Profit Sharing Plan regardless of any provisions in the Plan to the contrary.

12.1

FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

(a)

Permitted contributions. For each Plan Year, the Employer will (or may with respect to any discretionary contributions) contribute to the Plan:

(1)

The amount of the total salary reduction elections of all Participants made pursuant to Section 12.2(a), which amount shall be deemed Elective Deferrals, plus

(2)

If elected in the Adoption Agreement, a matching contribution equal to the percentage, if any, specified in the Adoption Agreement of the Elective Deferrals of each Participant eligible to share in the allocations of the matching contribution, which amount shall be deemed an Employer matching contribution or Qualified Matching Contribution as elected in the Adoption Agreement, plus

(3)

If elected in the Adoption Agreement, a discretionary amount determined each year by the Employer, which amount if any, shall be deemed an Employer Nonelective Contribution, or a Prevailing Wage Contribution as set forth in the Adoption Agreement, which amount shall be an Employer Nonelective Contribution or an Elective Contribution as elected in the Adoption Agreement, plus

(4)

A Qualified Nonelective Contribution in a discretionary amount determined by the Employer.

(b)

Timing and form of contributions. Notwithstanding the foregoing, if the Employer is not a tax-exempt entity, then the Employer's contributions for any Fiscal Year may generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top-heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee (or Insurer).

12.2

PARTICIPANT'S SALARY REDUCTION ELECTION

(a)

Deferral elections. Each Participant may elect to defer a portion of Compensation which would have been received in the Plan Year, but for the salary reduction election, subject to the limitations of this Section and the Adoption Agreement. A salary reduction election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the later of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section, including a modification or termination of an election, shall become effective as soon as is administratively feasible following the receipt of such election by the Administrator. Furthermore, if the Employer elects in the Adoption Agreement to apply the automatic deferral provisions, then in the event a Participant fails to make a salary deferral election and does not affirmatively elect to receive cash, such Participant shall be deemed to have made a salary deferral election in accordance with the provisions selected in the Adoption Agreement and such other procedures that the Administrator may establish and apply in a uniform and nondiscriminatory basis.

Additionally, if elected in the Adoption Agreement, each Participant may elect to defer a different percentage or amount of any cash bonus to be paid by the Employer during the Plan Year. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes such election.

If elected in the Adoption Agreement, effective as of the date specified in the Adoption Agreement, a Participant may make a salary reduction election to have Roth Elective Deferrals contributed to the Plan. Roth Elective Deferrals are includible in the Participant's gross income at the time deferred and must be irrevocably designated as Roth Elective Deferrals by the Participant in the Salary Reduction Agreement (or if applicable, in the automatic deferral provisions of the Plan).

The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Elective Deferrals and shall be treated as an Employer contribution and allocated to that Participant's Elective Deferral Account. If the Plan permits Roth Elective Deferral contributions, then a Participant's Pre-Tax Elective Deferrals shall be allocated to the Participant's Pre-Tax Elective Deferral Account and a Participant's Roth Elective Deferrals shall be allocated to the Participant's Roth Elective Deferral Account. Elective Deferrals contributed to the Plan as one type, either Roth Elective Deferrals or Pre-Tax Elective Deferrals, may not later be reclassified as the other type.

For purposes of this Section, the annual dollar limitation of Code Section 401(a)(17) ($200,000 as adjusted) shall not apply except that the Administrator may elect to apply such limit as part of the deferral election procedures established hereunder.

Once made, a Participant's election to reduce Compensation shall remain in effect until modified or terminated. The Administrator shall establish procedures setting forth the conditions on modifications of an election. However, Participants must be permitted to modify elections at least once each Plan Year. Furthermore, terminations may be made at any time.

(b)

Catch-Up Contributions. If selected in the Adoption Agreement, effective for calendar years beginning after December 31, 2001, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the taxable year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the dollar limitations of, Code Section 414(v)(2)(B)(i) for the taxable year. The dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(i) is $1,000 for taxable years beginning in 2002, increasing by $1,000 for each year thereafter up to $5,000 for taxable years beginning in 2006 and later years. After 2006, the $5,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 414(v)(2)(C). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions (but Catch-Up Contributions made in prior years are counted in determining whether the Plan is a Top-Heavy Plan). If selected in the Adoption Agreement, Catch-Up Contributions shall not be treated as Elective Deferrals for purposes of applying any Employer matching contributions. Such option cannot be selected if the Plan elects to follow the safe harbor provisions of Section 12.8.

(c)

Full vesting. The balance in each Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

(d)

Distribution restrictions. Effective with respect to distributions and transactions made after December 31, 2001, amounts held in a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account may only be distributable as provided in (4) below or as provided under the other provisions of this Plan, but in no event prior to the earlier of the following events or any other events permitted by the Code or Regulations:

(1)

the Participant's severance of employment (regardless of when the severance of employment occurred), Total and Permanent Disability, or death;

(2)

the Participant's attainment of age 59 1/2;

(3)

the proven financial hardship of the Participant, subject to the limitations of Section 12.9; or

(4)

the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution plan does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a SIMPLE individual retirement account plan (as defined in Code Section 408(p)). A distribution that is made because of this paragraph must be made in a lump-sum.

(e)

Code Section 402(g) dollar limit. A Participant's Elective Deferrals made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan during any calendar year shall not exceed the dollar limitation imposed by Code Section 402(g), as in effect at the beginning of such calendar year, except to the extent permitted under Section 12.2(b) and Code Section 414(v), if applicable. The dollar limitation contained in Code Section 402(g) is $10,500 for taxable years beginning in 2000 and 2001 increasing to $11,000 for taxable years beginning in 2002 and increasing by $1,000 for each year thereafter up to $15,000 for taxable years beginning in 2006 and later years. After 2006, the $15,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 402(g)(4). For this purpose, "elective deferrals" means, with respect to a calendar year, the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any salary reduction simplified employee pension (as defined in Code Section 408(k)(6)), any SIMPLE IRA plan described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plans described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. "Elective deferrals" shall not include any deferrals properly distributed as excess "annual additions" pursuant to Section 4.5.

(f)

Excess Deferrals. If a Participant has Excess Deferrals for a taxable year, the Participant may, not later than March 1st following the close of such taxable year, notify the Administrator in writing of such excess and request that the Participant's Elective Deferrals under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the distribution of such excess amount (and any "income" allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferrals and "income" shall be treated as a pro rata distribution of Excess Deferrals and "income." The amount distributed shall not exceed the Participant's Elective Deferrals under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

(1)

the Participant shall designate the distribution as Excess Deferrals;

(2)

the distribution must be made after the date on which the Plan received the Excess Deferrals; and

(3)

the Plan must designate the distribution as a distribution of Excess Deferrals.

Regardless of the preceding, if a Participant has Excess Deferrals solely from elective deferrals made under this Plan or any other plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount and the Administrator shall direct the distribution of such Excess Deferrals in a manner consistent with the provisions of this subsection.

For the purpose of this subsection, "income" means the amount of income or loss allocable to a Participant's Excess Deferrals, which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, "income" for the period between the end of the taxable year of the Participant and the date of the distribution (the "gap period") is not required to be distributed for Excess Deferrals attributable to taxable years beginning prior to 2007.

Notwithstanding the above, for any years in which a Participant makes both Roth Elective Deferrals and Pre-Tax Elective Deferrals, the distribution of any Excess Deferrals for such year shall be made from the Participant's Pre-Tax Elective Deferral Account before the Participant's Roth Elective Deferral Account, to the extent Pre-Tax Elective Deferrals were made for the year, unless the Participant elects otherwise. Matching contributions which relate to Excess Elective Deferrals (regardless of whether such Excess Elective Deferrals are Pre-Tax Elective Deferrals or Roth Elective Deferrals) shall be treated as a Forfeiture.

Any distribution of Excess Deferrals made pursuant to this subsection shall be made first from unmatched Elective Deferrals (regardless of whether they are attributable to Pre-Tax Elective Deferrals or Roth Elective Deferrals) and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Deferrals that are distributed pursuant to this Section 12.2(f) shall be treated as a Forfeiture to the extent required pursuant to Code Section 401(a)(4) and the Regulations thereunder.

(g)

Coordination with ADP test. Notwithstanding the preceding, a Participant's Excess Deferrals shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Deferrals pursuant to Section 12.5(b) for the Plan Year beginning with or within the taxable year of the Participant.

(h)

Suspension due to hardship. Effective with respect to distributions made on or after December 31, 2001, in the event a Participant has received a hardship distribution pursuant to Regulation Section 1.401(k)-1(d)(3) from any other plan maintained by the Employer or from the Participant's Elective Deferral Account pursuant to Section 12.9, then such Participant shall not be permitted to elect to have Elective Deferrals contributed to the Plan for a period of six (6) months following the receipt of the distribution. Furthermore, any provisions of the Plan providing for the reduction of the dollar limitation under Code Section 402(g) for the Participant's taxable year following the taxable year in which the hardship distribution was made shall no longer apply.

(i)

Distributable based on other terms of Plan. At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Deferral Account shall be used to provide benefits to the Participant or the Participant's Beneficiary.

(j)

Adjustment due to anticipated failure of ADP test. If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants.

(k)

Procedures must be established. The Employer and the Administrator shall establish procedures necessary to implement the salary reduction elections provided for herein. Such procedures may contain limits on salary deferral elections such as limiting elections to whole percentages of Compensation or to equal dollar amounts per pay period that an election is in effect.

12.3

ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

(a)

Separate accounting. The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

(b)

Contributions. The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate contributions as follows:

(1)

With respect to Elective Deferrals made pursuant to Section 12.1(a)(1), to each Participant's Elective Deferral Account in an amount equal to each such Participant's Elective Deferrals for the year.

(2)

With respect to the Employer matching contribution made pursuant to Section 12.1(a)(2), to each Participant's Account, or Participant's Qualified Matching Contribution Account, as elected in the Adoption Agreement, in accordance with Section 12.1(a)(2).

Except, however, in order to be entitled to receive any Employer matching contribution, a Participant must satisfy the conditions for sharing in the Employer matching contribution as set forth in the Adoption Agreement.

(3)

With respect to the Employer Nonelective Contribution made pursuant to Section 12.1(a)(3), to each Participant's Account in accordance with the provisions of Section 4.3(b)(2) or (3) (including the "gateway contribution" pursuant to Section 4.3(b)(4)), whichever is applicable.

(4)

With respect to the Employer Qualified Nonelective Contribution made pursuant to Section 12.1(a)(4), to each Participant's Qualified Nonelective Contribution Account in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

(c)

Deferrals not taken into account for Non-Key Employees. Notwithstanding anything in the Plan to the contrary, in determining whether a Non-Key Employee has received the required minimum allocation pursuant to Section 4.3(f) such Non-Key Employee's Elective Deferrals shall not be taken into account. In addition, unless otherwise specified in Appendix A to the Adoption Agreement (Other Permitted Elections), effective with respect to Plan Years beginning after December 31, 2001, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the ACP test and other requirements of Code Section 401(m).

(d)

Deferrals not conditioned on service during a year. Notwithstanding anything herein to the contrary, Participants who terminated employment during the Plan Year shall share in the salary deferral contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

(e)

Conditions for sharing in contributions/allocations. Notwithstanding anything herein to the contrary (other than Sections 4.3(f) and 12.3(f)), Participants shall only share in the allocations of the Employer matching contribution made pursuant to Section 12.1(a)(2), the Employer Nonelective Contributions made pursuant to Section 12.1(a)(3), the Employer Qualified Nonelective Contribution made pursuant to Section 12.1(a)(4), and Forfeitures as provided in the Adoption Agreement. If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than 500 Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or is employed on the last day of the Plan Year.

(f)

Code Section 410(b) fail-safe. Notwithstanding anything in this Section to the contrary, if the Employer elected to apply the 410(b) ratio percentage fail-safe provisions, then the provisions of subsection 4.3(m) shall apply.

Furthermore, if the Plan includes Employer matching contributions subject to ACP testing, then subsection 4.3(m) shall be applied separately to the Code Section 401(m) portion of the Plan.

12.4

ACTUAL DEFERRAL PERCENTAGE TESTS

(a)

ADP test. Except as otherwise provided herein, this subsection applies if the prior year testing method is elected in the Adoption Agreement. The "Actual Deferral Percentage" (hereinafter ADP) for a Plan Year for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ADP for Participants who were Nonhighly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

(1)

The ADP for a Plan Year for Participants who are "HCEs" for the Plan Year shall not exceed the prior year's ADP for Participants who were "NHCEs" for the prior Plan Year multiplied by 1.25; or

(2)

The ADP for a Plan Year for Participants who are "HCEs" for the Plan Year shall not exceed the prior year's ADP for Participants who were "NHCEs" for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are "HCEs" does not exceed the prior year's ADP for Participants who were "NHCEs" in the prior Plan Year by more than two (2) percentage points.

Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year (as defined in Regulation Section 1.401(k)-2(c)(2)) in which the Plan permits any Participant to make Elective Deferrals, the ADP for the prior year's "NHCEs" shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ADP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to Regulation Section 1.401(k)-2(c)(2).

(b)

Current year testing method. Notwithstanding the foregoing, if the current year testing method is elected in the Adoption Agreement, the ADP tests in (a)(1) and (a)(2) above shall be applied by comparing the current Plan Year's ADP for Participants who are "HCEs" with the current Plan Year's ADP (rather than the prior Plan Year's ADP) for Participants who are "NHCEs" for the current Plan Year. Once made, the Employer can elect prior year testing for a Plan Year only if the Plan has used current year testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code Section 410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code Section 410(b)(6)(C)(ii).

(c)

Determination of "HCEs" and "NHCEs." A Participant is an "HCE" for a particular Plan Year if the Participant meets the definition of an "HCE" in effect for that Plan Year. Similarly, a Participant is an "NHCE" for a particular Plan Year if the Participant does not meet the definition of an "HCE" in effect for that Plan Year.

(d)

Calculation of ADP. For the purposes of this Section and Section 12.5, ADP means, for a specific group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (2) the Participant's 414(s) Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the

Participant's deferral election (including Excess Deferrals of "HCEs"), but excluding (i) Excess Deferrals of "NHCEs" that arise solely from Elective Deferrals made under the plan or plans of this Employer and (ii) Elective Deferrals that are taken into account in the ACP tests set forth in Section 12.6 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) except as provided in subsections (f) and (g), at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions to the extent such contributions are not used to satisfy the ACP test.

The actual deferral ratio for each Participant and the ADP for each group shall be calculated to the nearest one-hundredth of one percent. Furthermore, Elective Deferrals allocated to each Highly Compensated Participant's Elective Deferral Account shall not be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

(e)

Participants taken into account. For purposes of this Section and Section 12.5, a Highly Compensated Participant and a Nonhighly Compensated Participant shall include any Employee eligible to make salary deferrals pursuant to Section 12.2 for the Plan Year. Such Participants who fail to make Elective Deferrals shall be treated for ADP purposes as Participants on whose behalf no Elective Deferrals are made. If a Participant has no 414(s) Compensation for the Plan Year, then such Participant is disregarded for purposes of calculating the ADP test.

(f)

Timing of allocations. For purposes of determining the ADP and the amount of Excess Contributions pursuant to Section 12.5, only Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

(g)

Targeted contributions. Notwithstanding the preceding, for Plan Years beginning in 2006 (or if earlier, the date the final 401(k) Regulations are effective with respect to the Plan), Qualified Nonelective Contributions cannot be taken into account in determining the ADP for a Plan Year for an "NHCE" to the extent such contributions exceed the product of that "NHCE's" 414(s) Compensation and the greater of five percent (5%) or two (2) times the Plan's "representative contribution rate." Any Qualified Nonelective Contribution taken into account under an ACP test under Regulation Section 1.401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Regulation Section 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this paragraph (including the determination of the "representative contribution rate" under this Section). For purposes of this subsection:

(1)

The Plan's "representative contribution rate" is the lowest applicable contribution rate of any eligible "NHCE" among a group of eligible "NHCEs" that consists of half of all eligible "NHCEs" for the Plan Year (or, if greater, the lowest "applicable contribution rate" of any eligible "NHCE" in the group of all eligible "NHCEs" for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(2)

The "applicable contribution rate" for an eligible "NHCE" is the sum of the Qualified Matching Contributions taken into account under subsection (d) for the eligible "NHCE" for the Plan Year and the Qualified Nonelective Contributions made for the eligible "NHCE" for the Plan Year, divided by the eligible "NHCE's" 414(s) Compensation for the same period.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an employer's obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an "NHCE" to the extent such contributions do not exceed 10 percent (10%) of that "NHCE's" 414(s) Compensation.

Qualified Matching Contributions may only be used to calculate the ADP to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation Section 1.401(m)-2(a)(5)(ii).

Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine the ADP to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation Section 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4. Thus, for example, matching contributions that are made pursuant to Regulation Section 1.401(k)-3(c) cannot be taken into account under the ADP test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation Section 1.401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

(h)

Aggregation with other plans. In the event this Plan satisfies the requirements of Code Sections 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer's "NHCEs" are involved in a plan coverage change as defined in Regulation Section 1.401(k)-2(c)(4), then any adjustments to the "NHCEs" ADP for the prior year will be made in accordance with such Regulations, unless the Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ADP testing method.

(i)

ADP if multiple plans. The ADP for any Participant who is an "HCE" for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to such Participant's accounts under two (2) or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement for purposes of determining such "HCE's" actual deferral ratio. If an "HCE" participates in two or more arrangements described in Code Section 401(k) of the Employer that have different plan years, all Elective Deferrals made during the Plan Year under all such arrangements shall be aggregated. For Plan Years beginning before 2006 (or if earlier, the Plan Year prior to the date the final 401(k) Regulations are effective with respect to the Plan), if the plans have different Plan Years, then all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code Section 401(k).

(j)

Disaggregation and otherwise excludable employees. Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.5 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation Section 1.401(k)-6. Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Nonhighly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A). For purposes of applying this provision, the Administrator may use any effective date of participation that is permitted under Code Section 410(b) provided such date is applied on a consistent and uniform basis to all Participants.

(k)

"HCEs" as sole eligible employees. If, for the applicable year for determining the ADP of the "NHCEs" for a Plan Year, there are no eligible "NHCEs," then the Plan is deemed to satisfy the ADP test for the Plan Year.

(l)

Repeal of multiple use test. The multiple use test described in Regulation Section 1.401(m)-2 in effect prior to the enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 shall not apply for Plan Years beginning after December 31, 2001.

12.5

ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

(a)

Authority to correct. In the event the Plan does not satisfy one of the tests set forth in Section 12.4, the Administrator shall adjust Excess Contributions or, if the current year testing method is being used, the Employer shall make contributions pursuant to the options set forth below or any combination thereof.

(b)

Corrective distribution and/or recharacterization. On or before the close of the following Plan Year (or with respect to recharacterization as after-tax voluntary Employee contributions, on or before the fifteenth day of the third month following the end of each Plan Year), the Highly Compensated Participant allocated the largest amount of Elective Deferrals shall have a portion of such Elective Deferrals (and "income" allocable to such amounts) distributed (and/or, at the Participant's election, recharacterized as an after-tax voluntary Employee contribution pursuant to Section 4.8) until the total amount of Excess Contributions has been distributed, or until the amount of the Participant's Elective Deferrals equals the Elective Deferrals of the Highly Compensated Participant having the next largest amount of Elective Deferrals allocated. This process shall continue until the total amount of Excess Contributions has been distributed. However, in the event the Plan permits Catch-Up Contributions, then any "HCE" who is eligible to make Catch-Up Contributions pursuant to Section 12.2(b) shall have any amount that would have otherwise been distributed pursuant to this Section recharacterized as a Catch-Up Contribution (up to the maximum catch-up dollar limitation). Any distribution and/or recharacterization of Excess Contributions shall be made in the following order:

(1)

With respect to the distribution of Excess Contributions, such distribution:

(i)

shall be made first from unmatched Elective Deferrals used in the ADP and, thereafter, simultaneously from such Elective Deferrals which are matched and matching contributions which relate to such Elective Deferrals (if the matching contributions are used in the ADP). Matching contributions which are not used in the ADP but which relate to Elective Deferrals that are distributed pursuant to this Subsection shall be forfeited unless the related matching contributions are distributed as Excess Aggregate Contributions pursuant to Section 12.7;

(ii)

shall be made from the Participant's Pre-Tax Elective Deferral Account before the Participant's Roth Elective Deferral Account, to the extent Pre-Tax Elective Deferrals were made for the Plan Year, unless the Participant elects otherwise;

(iii)

shall be adjusted for "income"; and

(iv)

shall be designated by the Employer as a distribution of Excess Contributions (and "income").

(2)

With respect to the recharacterization of Excess Contributions as after-tax voluntary Employee contributions pursuant to (a) above, such recharacterized amounts:

(i)

shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

(ii)

shall not exceed the amount of Elective Deferrals on behalf of any Highly Compensated Participant for any Plan Year;

(iii)

shall be treated as after-tax voluntary Employee contributions for purposes of Code Section 401(a)(4) and Regulation Section 1.401(k)-1(b). However, for purposes of Sections 4.3(f) and 9.2 (top-heavy rules), recharacterized Excess Contributions continue to be treated as Employer contributions that are Elective Deferrals. Excess Contributions (and "income" attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 12.2(d); and

(iv)

are not permitted if the amount recharacterized plus after-tax voluntary Employee contributions actually made by such Highly Compensated Participant exceed the maximum amount of after-tax voluntary Employee contributions (determined prior to application of Section 12.6) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization.

(3)

Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and "income."

(4)

For the purpose of this Section, "income" means the income or losses allocable to Excess Contributions, which amount shall be determined and allocated, at the discretion of the Administrator, using any of the methods set forth below. The method must be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. However, effective for Plan Years beginning in 2006 (or if earlier, the date the final 401(k) Regulations are effective with respect to the Plan), "income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is required to be distributed.

(i)

Method of allocating "income." The Administrator may use any reasonable method for computing the "income" allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating "income" to Participant's Accounts. A Plan will not fail to use a reasonable method for computing the "income" allocable to Excess Contributions merely because the "income" allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

(ii)

Alternative method of allocating Plan Year income. The Administrator may allocate "income" to Excess Contributions for the Plan Year by multiplying the "income" for the Plan Year allocable to the Elective Deferrals and other amounts taken into account under this Section (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the:

(1)

Account balance attributable to Elective Deferrals and other contributions taken into account under this Section as of the beginning of the Plan Year, and

(2)

Any additional amount of such contributions made for the Plan Year.

(iii)

Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine "income" on Excess Contributions for the gap period. Under this safe harbor method, "income" on Excess Contributions for the gap period is equal to ten percent (10%) of the "income" allocable to Excess Contributions for the Plan Year that would be determined under paragraph (ii) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

(iv)

Alternative method for allocating Plan Year and gap period income. The Administrator may determine the allocable gain or loss for the aggregate of the Plan Year and the gap period by applying the alternative method provided by paragraph (ii) above to this aggregate period. This is accomplished by substituting the "income" for the Plan Year and the gap period for the "income" for the Plan Year and by substituting the contributions taken into account under this Section for the Plan Year and the gap period for the contributions taken into account under this Section for the Plan Year in determining the fraction that is multiplied by that "income."

(5)

Excess Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

(c)

Corrective contributions. Notwithstanding the above, if the current year testing method is used, then within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Nonelective Contribution Account or Qualified Matching Contribution Account of each Nonhighly Compensated Participant eligible to share in the allocation in accordance with such provision. If the prior year testing method is used, then a Qualified Nonelective Contribution and a Qualified Matching Contribution may not be made to correct the tests set forth in Section 12.4. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

(1)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year.

(2)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(3)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita).

(4)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year  shall not be eligible to share in the allocation and shall be disregarded.

(5)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum "annual addition" pursuant to Section 4.4 or the maximum that may be taken into account in the ADP test pursuant to Section 12.4(g) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.4 is satisfied.

(6)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum "annual addition" pursuant to Section 4.4 or the maximum that may be taken into account in the ADP test pursuant to Section 12.4(g) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.4 is satisfied. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(7)

A Qualified Matching Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants.

(8)

A Qualified Matching Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(d)

Excise tax after 2 1/2 months. Any Excess Contributions (and "income") which are distributed after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.6

ACTUAL CONTRIBUTION PERCENTAGE TESTS

(a)

ACP test. Except as otherwise provided herein, this subsection applies if the prior year testing method is elected in the Adoption Agreement. The "Actual Contribution Percentage" (hereinafter ACP) for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ACP for Participants who were Nonhighly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

(1)

The ACP for a Plan Year for Participants who are "HCEs" for the Plan Year shall not exceed the prior year's ACP for Participants who were "NHCEs" for the prior Plan Year multiplied by 1.25; or

(2)

The ACP for a Plan Year for Participants who are "HCEs" for the Plan Year shall not exceed the prior year's ACP for Participants who were "NHCEs" for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are "HCEs" does not exceed the prior year's ACP for Participants who were "NHCEs" in the prior Plan Year by more than two (2) percentage points.

Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year (as defined in Regulation Section 1.401(m)-2(c)(2)) in which the Plan permits any Participant to make Employee contributions, provides for matching contributions, or both, the ACP for the prior year's "NHCEs" shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ACP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to Regulation Section 1.401(m)-2(c)(2).

(b)

Current year testing method. Notwithstanding the preceding, if the current year testing method is elected in the Adoption Agreement, the ACP tests in (a)(1) and (a)(2) above shall be applied by comparing the current Plan Year's ACP for Participants who are "HCEs" with the current Plan Year's ACP (rather than the prior Plan Year's ACP) for Participants who are "NHCEs" for the current Plan Year. Once made, the Employer can elect prior year testing for a Plan Year only if the Plan has used current year testing for each of the preceding 5 Plan Years (or if lesser, the number of Plan Years the Plan has been in existence) or if, as a result of a merger or acquisition described in Code Section 410(b)(6)(C)(i), the Employer maintains both a plan using prior year testing and a plan using current year testing and the change is made within the transition period described in Code Section 410(b)(6)(C)(ii).

(c)

Determination of "HCEs" and "NHCEs." A Participant is an "HCE" for a particular Plan Year if the Participant meets the definition of an "HCE" in effect for that Plan Year. Similarly, a Participant is an "NHCE" for a particular Plan Year if the Participant does not meet the definition of an "HCE" in effect for that Plan Year.

(d)

Calculation of ACP. For the purposes of this Section and Section 12.7, ACP for a specific group of Participants for a Plan Year means the average of the "contribution percentages" (calculated separately for each Participant in such group). For this purpose, "contribution percentage" means the ratio (expressed as a percentage) of the Participant's "contribution percentage amounts" to the Participant's 414(s) Compensation. The actual contribution ratio for each Participant and the ACP for each group, shall be calculated to the nearest one-hundredth of one percent of the Participant's 414(s) Compensation.

(e)

Amounts included in ACP. "Contribution percentage amounts" means the sum of (i) after-tax voluntary Employee contributions, (ii) Employer "matching contributions" made pursuant to Section 12.1(a)(2) (including Qualified Matching Contributions to the extent such Qualified Matching Contributions are not used to satisfy the tests set forth in Section 12.4), (iii) Excess Contributions recharacterized as nondeductible voluntary Employee contributions pursuant to Section 12.5, and (iv) Qualified Nonelective Contributions, to the extent the Qualified Nonelective Contributions are not used to satisfy the tests set forth in Section 12.4 and do not exceed the limitations of the targeted contribution limitation of Section 12.4(g). However, "contribution percentage amounts" shall not include "matching contributions" that are forfeited either to correct Excess Aggregate Contributions or due to Code Section 401(a)(4) and the Regulations thereunder because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. In addition, "contribution percentage amounts" may include Elective Deferrals provided the ADP test in Section 12.4 is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

(f)

Participants taken into account. For purposes of this Section and Section 12.7, a Highly Compensated Participant and a Nonhighly Compensated Participant shall include any Employee eligible to have "matching contributions" made pursuant to Section 12.1(a)(2) (whether or not a deferral election was made or suspended pursuant to Section 12.2(g)) allocated to such Participant's account for the Plan Year or to make after-tax voluntary Employee contributions pursuant to Section 4.7 (whether or not after-tax voluntary Employee contributions are made) allocated to the Participant's account for the Plan Year.

(g)

Timing of allocations. For purposes of determining the ACP test, Employee contributions are considered to have been made in the Plan Year in which contributed to the Plan. "Matching contributions" and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later the end of the twelve (12) month period beginning on the date after the close of the Plan Year.

(h)

Definition of "matching contribution" and "employee contribution." For purposes of this Section and Section 12.7, "matching contribution" means an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of a nondeductible voluntary "employee contribution" made by such Participant, or on account of a

Participant's elective deferrals under a plan maintained by the Employer. "Employee contribution" means any contribution (other than Roth Elective Deferrals) made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under separate account to which earnings and losses are allocated.

(i)

Targeted matching contributions. Notwithstanding the preceding, for Plan Years beginning in 2006 (or if earlier, the date the final 401(m) Regulations are effective with respect to the Plan), a "matching contribution" with respect to an Elective Deferral for a year is not taken into account in determining the ACP for "NHCEs" to the extent it exceeds the greatest of:

(1)

five percent (5%) of the Participant's 414(s) Compensation for the year;

(2)

the Employee's Elective Deferrals for the year; or

(3)

the product of two (2) times the Plan's "representative matching rate" and the Participant's Elective Deferrals for the year.

For purposes of this subsection, the Plan's "representative matching rate" is the lowest "matching rate" for any eligible "NHCE" among a group of "NHCEs" that consists of half of all eligible "NHCEs" in the Plan for the Plan Year who make Elective Deferrals for the Plan Year (or, if greater, the lowest "matching rate" for all eligible "NHCEs" in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Deferrals for the Plan Year).

For purposes of this subsection, the "matching rate" for an Employee generally is the "matching contributions" made for such Employee divided by the Employee's Elective Deferrals for the year. If the "matching rate" is not the same for all levels of Elective Deferrals for an Employee, the Employee's "matching rate" is determined assuming that an Employee's Elective Deferrals are equal to six percent (6%) of 414(s) Compensation.

If the Plan provides a match with respect to the sum of the Employee's after-tax voluntary Employee contributions and Elective Deferrals, then for purposes of this subsection, that sum is substituted for the amount of the Employee's Elective Deferrals and Employees who make either after-tax voluntary Employee contributions or Elective Deferrals are taken into account in determining the Plan's "representative matching rate." Similarly, if the Plan provides a match with respect to the Employee's after-tax voluntary Employee contributions, but not Elective Deferrals, then for purposes of this subsection, the Employee's after-tax voluntary Employee contributions are substituted for the amount of the Employee's Elective Deferrals and Employees who make after-tax voluntary Employee contributions are taken into account in determining the Plan's "representative matching rate."

(j)

Aggregation with other plans. In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer's "NHCEs" are involved in a plan coverage change as defined in Regulation Section 1.401(m)-2(c)(4), then any adjustments to the "NHCE's" ACP for the prior year will be made in accordance with such Regulations, unless the Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year and use the same ACP testing method.

(k)

ACP if multiple plans. For the purposes of this Section, if an HCE is a Participant under two (2) or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) which are maintained by the Employer or an Affiliated Employer to which "matching contributions," nondeductible voluntary Employee contributions, or both, are made, all such contributions on behalf of such HCE shall be aggregated for purposes of determining such HCP's actual contribution ratio. However, if the plans have different plan years, then for purposes of Plan Years beginning prior to 2006 (or if earlier, the date the final 401(m) Regulations are effective with respect to the Plan), this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code Section 401(m).

(l)

Disaggregation and otherwise excludable employees. Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.7 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation Section 1.401(m)-5. Furthermore, the provisions of Code Section 401(m)(5)(C) may be used to exclude from consideration all Nonhighly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A). For purposes of applying this provision, the Administrator may use any effective date of participation that is permitted under Code Section 410(a) provided such date is applied on a consistent and uniform basis to all Participants.

(m)

"HCEs" as sole eligible employees. If, for the applicable year for determining the ACP of the "NHCEs" for a Plan Year, there are no eligible "NHCEs," then the Plan is deemed to satisfy the ACP test for the Plan Year.

(n)

Repeal of multiple use test. The multiple use test described in Regulation Section 1.401(m)-2 in effect prior to the enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 shall not apply for Plan Years beginning after December 31, 2001.

12.7

ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

(a)

Authority to correct. In the event the Plan does not satisfy one of the tests set forth in Section 12.6, the Administrator shall adjust Excess Aggregate Contributions or, if the current year testing method is used, the Employer shall make contributions pursuant to the options set forth below or any combination thereof.

(b)

Corrective distribution or Forfeiture. On or before the close of the following Plan Year, the Highly Compensated Participant having the largest allocation of "contribution percentage amounts" shall have a portion of such "contribution percentage amounts" (and "income" allocable to such amounts) distributed or, if non-Vested, Forfeited (including "income" allocable to such Forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the amount of the Participant's "contribution percentage amounts" equals the "contribution percentage amounts" of the Highly Compensated Participant having the next largest amount of "contribution percentage amounts." This process shall continue until the total amount of Excess Aggregate Contributions has been distributed or forfeited. Any distribution and/or Forfeiture of "contribution percentage amounts" shall be made in the following order:

(1)

Employer matching contributions distributed and/or forfeited pursuant to Section 12.5(b)(1);

(2)

After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2);

(3)

Unmatched Elective Deferrals used in the ACP and, thereafter, simultaneously from such Elective Deferrals used in the ACP which are matched and matching contributions which relate to such Elective Deferrals (if the matching contributions are used in the ACP). Matching contributions which are not used in the ACP but which relate to Elective Deferrals that are distributed pursuant to this Subsection shall be forfeited unless the related matching contributions are distributed as Excess Aggregate Contributions pursuant to this Subsection;

(4)

To the extent Elective Deferrals are distributed pursuant to the preceding paragraph, then the distribution shall be made from the Participant's Pre-Tax Elective Deferral Account before the Participant's Roth Elective Deferral Account, to the extent Pre-Tax Elective Deferrals were made for the Plan Year, unless the Participant elects otherwise; and

(5)

Remaining Employer matching contributions.

(c)

Source of corrective distribution or Forfeiture. Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and "income") shall be treated as a pro rata distribution of Excess Aggregate Contributions and "income." Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and "income"). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.3. However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

(d)

Determination of income or loss. For the purpose of this Section, "income" means the income or losses allocable to Excess Aggregate Contributions, which amount shall be determined and allocated, at the discretion of the Administrator, using any of the methods set forth in Section 12.5(b)(4) with respect to the calculation of "income" for Excess Contributions (applied by substituting Excess Contributions with Excess Aggregate Contributions and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test). However, effective with respect to Plan Years beginning on or after January 1, 2006 (or if earlier, the date the final 401(m) Regulations are effective with respect to the Plan), "income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is required to be distributed.

(e)

Treatment of excess amounts. Excess Aggregate Contributions attributable to amounts other than nondeductible voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

(f)

Ordering of tests. The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as nondeductible voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 12.5.

(g)

Corrective Contributions. Notwithstanding the above, if the current year testing method is being used, then within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution or Employer matching contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Nonelective Contribution Account or with respect to Employer matching contributions, to the Participant's Account of each Nonhighly Compensated eligible to share in the allocation in accordance with such provision. If the prior year testing method is used, then a Qualified Nonelective Contribution or an Employer matching contribution may not be made to correct the tests set forth in Section 12.6. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

(1)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year.

(2)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Nonhighly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Nonhighly Compensated Participants for such year. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(3)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita).

(4)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

(5)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum "annual addition" pursuant to Section 4.4 or the maximum that may be taken into account in the ACP test pursuant to Section 12.6(i) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.6 is satisfied.

(6)

A Qualified Nonelective Contribution may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Nonelective Contribution Account of the Nonhighly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied, or until such Nonhighly Compensated Participant has received the lesser of the maximum "annual addition" pursuant to Section 4.4 or the maximum that may be taken into account in the ACP test pursuant to Section 12.6(i) (Targeted Contributions). This process shall continue until one of the tests set forth in Section 12.6 is satisfied. However, for purposes of this contribution, Nonhighly Compensated Employees who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(7)

A "matching contribution" may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution or an Employer Nonelective Contribution.

(8)

A "matching contribution" may be made on behalf of Nonhighly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Nonhighly Compensated Participant in the same proportion that each Nonhighly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Nonhighly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution or an Employer Nonelective Contribution. However, for purposes of this contribution, Nonhighly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to share in the allocation and shall be disregarded.

(h)

Excise tax. Any Excess Aggregate Contributions (and "income") which are distributed after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.8

SAFE HARBOR PROVISIONS

(a)

Election of Safe Harbor. The provisions of this Section will apply if the Employer has elected, in the Adoption Agreement, to use the "ADP test safe harbor" or "ACP test safe harbor." If the Employer has elected to use the "ADP test safe harbor" for a Plan Year, then the provisions relating to the ADP test described in Section 12.4 and in Code Section 401(k)(3) do not apply for such Plan Year. In addition, if the Employer has also elected to use the "ACP test safe harbor" for a Plan Year, then the provisions relating to the ACP test described in Section 12.6 and in Code Section 401(m)(2) do not apply for such Plan Year. Furthermore, to the extent any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section will govern.

(b)

Definitions. For purposes of this Section, the following definitions apply:

(1)

"ACP test safe harbor" means the method described in subsection (d) below for satisfying the ACP test of Code Section 401(m)(2).

(2)

"ACP test safe harbor matching contributions" means "matching contributions" described in subsection (d)(1).

(3)

"ADP test safe harbor" means the method described in subsection (c) for satisfying the ADP test of Code Section 401(k)(3).

(4)

"ADP test safe harbor contributions" means "matching contributions" and nonelective contributions described in subsection (c)(1) below.

(5)

"Compensation" means Compensation as defined in Section 1.14, except, for purposes of this Section, no dollar limit, other than the limit imposed by Code Section 401(a)(17), applies to the Compensation of a Nonhighly Compensated Employee.

(6)

"Eligible Participant" means a Participant who is eligible to make Elective Deferrals under the Plan for any part of the Plan Year (or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.9 or to statutory limitations, such as Code Sections 402(g) and 415) and who is not excluded as an "eligible Participant" under the 401(k) safe harbor elections in the Adoption Agreement.

(7)

"Matching contributions" means contributions made by the Employer on account of an "eligible Participant's" Elective Deferrals.

(c)

Satisfying ADP safe harbor. The provisions of this subsection apply for purposes of satisfying the "ADP test safe harbor."

(1)

The "ADP test safe harbor contribution" is the contribution, elected by the Employer in the 401(k) Safe Harbor Provisions Section of the Adoption Agreement, to be used to satisfy the "ADP test safe harbor." However, if no contribution is elected in the Adoption Agreement, the Employer will contribute to the Plan for the Plan Year a "basic matching contribution" on behalf of each Eligible Employee. The "basic matching contribution" is equal to (i) one hundred percent (100%) of the amount of an "eligible Participant's" Elective Deferrals that do not exceed three percent (3%) of the Participant's "Compensation" for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant's Elective Deferrals that exceed three percent (3%) of the Participant's "Compensation" but do not exceed five percent (5%) of the Participant's "Compensation." If the Employer elects to use a period other than the Plan Year for determining a "basic matching contribution" or an "enhanced matching contribution," then such matching contribution with respect to a payroll period must be deposited into the Plan by the last day of the Plan Year quarter following the Plan Year quarter for which the applicable Elective Deferrals are made.

(2)

Except as provided in subsection (e) below, for purposes of the Plan, a "basic matching contribution" or an "enhanced matching contribution" will be treated as a Qualified Matching Contribution and a safe harbor Nonelective Contribution will be treated as a Qualified Nonelective Contribution. Accordingly, the "ADP test safe harbor contributions" will be fully Vested and subject to the distribution restrictions set forth in Section 12.2(d) (i.e., may generally not be distributed on account of hardship nor earlier than separation from service, death, disability, an event described in Code Section 401(k)(1), or, in case of a profit sharing plan, the attainment of age 59 1/2). In addition, such contributions must satisfy the "ADP test safe harbor" without regard to permitted disparity under Code Section 401(l).

(3)

Notwithstanding the requirement that the Employer make the "ADP test safe harbor contribution" to this Plan, if the Employer so elects in the Adoption Agreement, the "ADP test safe harbor contribution" will be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions will be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan, and (ii) the other plan has the same Plan Year as this Plan.

(4)

Within a reasonable period before the beginning of the Plan Year (or, in the year an Eligible Employee becomes a Participant, within a reasonable period before the employee becomes eligible), the Employer will provide each "eligible Participant" a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. The determination of whether a notice satisfies the timing requirement of this paragraph is based on all of the relevant facts and circumstances. However, the timing requirement of the notice is deemed to be satisfied if at least thirty (30) days, but not more than ninety (90) days, before the beginning of the Plan Year, the Employer will provide each "eligible Participant" a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. However, if an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

(5)

In addition to any other election periods provided under the Plan, each "eligible Participant" may make or modify a deferral election during the thirty (30) day period immediately following receipt of the notice described in subsection (4) above. Furthermore, if the "ADP test safe harbor" is a "matching contribution" each Eligible Employee must be permitted to elect sufficient Elective Deferrals to receive the maximum amount of "matching contributions" available to the Participant under the Plan.

(d)

Application of "ACP test safe harbor." The provisions of this subsection apply if the Employer has elected to satisfy the "ACP test safe harbor."

(1)

In addition to the "ADP test safe harbor contributions," the Employer will make any "matching contributions" in accordance with elections made in the Adoption Agreement. Such additional "matching contributions" will be considered "ACP test safe harbor matching contributions."

(2)

Notwithstanding any election in the Adoption Agreement to the contrary, an "eligible Participant's" Elective Deferrals in excess of six percent (6%) of "Compensation" may not be taken into account in applying "ACP test safe harbor matching contributions." In addition, any portion of an "ACP test safe harbor matching contribution" attributable to a discretionary "matching contribution" may not exceed four percent (4%) of an "eligible Participant's" "Compensation."

(e)

Application of ACP test. The Plan is required to satisfy the ACP test of Code Section 401(m)(2), using the current year testing method, if the Plan permits after-tax voluntary Employee contributions or if matching contributions that do not satisfy the "ACP test safe harbor" may be made to the Plan. In such event, only "ADP test safe harbor contributions" or "ACP test safe harbor contributions" that exceed the amount needed to satisfy the "ADP test safe harbor" or "ACP test safe harbor" (if the Employer has elected to use the "ACP test safe harbor") may be treated as Qualified Nonelective Contributions or Qualified Matching Contributions in applying the ACP test. In addition, in applying the ACP test, elective contributions may not be treated as matching contributions under Code Section 401(m)(3). Furthermore, in applying the ACP test, the Employer may elect to disregard with respect to all "eligible Participants" (1) all "matching contributions" if the Plan satisfies the "ACP test safe harbor" and (2) "matching contributions" that do not exceed four percent (4%) of each Participant's "Compensation" if the Plan satisfies the "ADP test safe harbor" using matching contributions (the "basic matching contribution" or the "enhanced matching contribution") and the "ACP test safe harbor" is not satisfied.

(f)

Modification of Top-heavy rules. The top-heavy requirements of Code Section 416 and the Plan shall not apply in any Plan Year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

(g)

Plan Year requirement. Except as provided in Regulation 1.401(k)-3(e), the Plan will fail to satisfy the requirements of Code Section 401(k)(12) and this Plan Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year.

(h)

Discretionary Safe Harbor Nonelective Contribution. If the Employer has elected in the Adoption Agreement to either not use the 401(k) Safe Harbor provisions or to utilize the discretionary Safe Harbor Nonelective Contribution, then the Employer may elect to utilize the "ADP test safe harbor" provisions for a Plan Year after the Plan Year has commenced in accordance with the provisions of this subsection. In order to utilize this subsection, the Employer must provide a notice in accordance with Section 12.8(c)(4) above, except that the notice must provide that the Employer may provide the Safe Harbor Nonelective Contribution and that a supplemental notice will be provided at least thirty (30) days prior to the last day of the Plan Year if the Employer decides to make the Safe Harbor Nonelective Contribution. In order to implement the 401(k) Safe Harbor provisions of this Section for the Plan Year, the Employer must (1) amend the Adoption Agreement to provide for the Safe Harbor Nonelective Contribution and, (2) provide a supplemental notice to Participants indicating its intention to provide such safe harbor Nonelective Contribution. The supplemental notice indicating the Employer's intention to make the safe harbor Nonelective Contribution must be provided no later than thirty (30) days prior to the last day of the Plan Year for the Plan to qualify as a Safe Harbor 401(k) Plan.

(i)

Elimination of safe harbor. The Employer may amend the Plan during a Plan Year to reduce or eliminate "ADP test safe harbor contributions" for such Plan Year subject to the following provisions.

(1)

An amendment may be made during a Plan Year to eliminate an "ADP test safe harbor contribution" that is a "matching contribution" provided a supplemental notice is given to all "eligible Participants" explaining the consequences and effective date of the amendment, and that such "eligible Participants" have a reasonable opportunity (including a reasonable period) to change their Elective Deferral elections. The amendment reducing or eliminating the "matching contribution" must be effective no earlier than the later of: (A) thirty (30) days after "eligible Participants" are given the supplemental notice or (B) the date the amendment is adopted. "Eligible Participants" must be given a reasonable opportunity (and reasonable period) prior to the reduction or elimination of the "matching contribution" to change their Elective Deferral elections. If the Employer amends the

Plan to reduce or eliminate the "matching contribution," then except as provided in Code Section 401(k) and the Regulations thereunder, the Plan is subject to the ADP test and ACP test for the entire Plan Year.

(2)

An amendment may be made during a Plan Year to eliminate a safe harbor Nonelective Contribution for such Plan Year only in accordance with the provisions of Regulation Section 1.401(k)-3(f) (i.e., upon termination of the Plan).

12.9

ADVANCE DISTRIBUTION FOR HARDSHIP

(a)

Hardship events. If elected in the Adoption Agreement, the Administrator, at the election of a Participant, shall direct the Trustee (or Insurer) to distribute to the Participant in any one Plan Year up to the lesser of (1) 100% of the Accounts as selected in the Adoption Agreement valued as of the last Valuation Date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. For purposes of this Section, a Participant shall include an Employee who has an Account balance in the Plan. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Account from which the distribution is made shall be reduced accordingly. Effective with respect to Plan Years beginning in 2006 (or if earlier, the date the final 401(k) Regulations are effective with respect to the Plan), withdrawal under this Section shall be authorized only if the distribution is for one of the following or any other item permitted under Regulation Section 1.401(k)-1(d)(3)(iii)(B) or any other federally enacted legislation:

(1)

Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(2)

Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(3)

Payments for burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B));

(4)

Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B));

(5)

Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; or

(6)

Expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(b)

Other limits and conditions. No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

(1)

The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

(2)

The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer (to the extent the loan would not increase the hardship);

(3)

The Plan, and all other plans maintained by the Employer, provide that the Participant's Elective Deferrals and nondeductible voluntary Employee contributions will be suspended, effective for Plan Years beginning after December 31, 2001, for at least six (6) months after receipt of the hardship distribution (twelve months for Plan Years beginning prior to 2002); and

(4)

Effective for Plan Years beginning prior to January 1, 2002, the Plan, and all other plans maintained by the Employer, provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

(c)

Limitation on Account withdrawals. Notwithstanding the above, distributions from the Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Nonelective Contribution Account pursuant to this Section shall be limited solely to the Participant's Elective Deferrals and any income attributable thereto credited to the Participant's Elective Deferral Account as of December 31, 1988.

(d)

Other limits and conditions. If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant's Account until such Account has become fully Vested. Furthermore, if a hardship distribution is permitted from more than one Account, the Administrator may determine any ordering of a Participant's hardship distribution from such Accounts.

(e)

Distribution rules apply. Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

ARTICLE XIII

SIMPLE 401(K) PROVISIONS

13.1

SIMPLE 401(k) PROVISIONS

(a)

If elected in the Adoption Agreement, this Plan is intended to be a SIMPLE 401(k) plan which satisfies the requirements of Code Sections 401(k)(11) and 401(m)(10).

(b)

The provisions of this Article apply for a "year" only if the following conditions are met:

(1)

The Employer adopting this Plan is an "eligible employer." An "eligible employer" means, with respect to any "year," an Employer that had no more than 100 Employees who received at least $5,000 of "compensation" from the Employer for the preceding "year." In applying the preceding sentence, all employees of an Affiliated Employer and leased employees required to be treated as Employees under Code Section 414(n) are taken into account.

An "eligible employer" that has elected to use the SIMPLE 401(k) provisions but fails to be an "eligible employer" for any subsequent "year," is treated as an "eligible employer" for the two (2) "years" following the last "year" the Employer was an "eligible employer." If the failure is due to any acquisition, disposition, or similar transaction involving an "eligible employer," the preceding sentence applies only if the provisions of Code Section 410(b)(6)(C)(i) are satisfied.

(2)

No contributions are made, or benefits accrued for services during the "year," on behalf of any "eligible employee" under any other plan, contract, pension, or trust described in Code Section 219(g)(5)(A) or (B), maintained by the Employer.

(c)

To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.

13.2

DEFINITIONS

(a)

"Compensation" means, for purposes of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code Section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a Code Section 408(p) SIMPLE plan, a SARSEP, or a Code Section 403(b) annuity contract and compensation deferred under a Code Section 457 plan, required to be reported by the Employer on Form W-2 (as described in Code Section 6051(a)(8)). For Self-Employed Individuals, "compensation" means net earnings from self-employment determined under Code Section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. "Compensation" also includes amounts paid for domestic service (as described in Code Section 3401(a)(3)). The provisions of the plan implementing the limit on Compensation under Code Section 401(a)(17) apply to the "compensation" under this Article.

(b)

"Eligible employee" means, for purposes of this Article, any Participant who is entitled to make elective deferrals described in Code Section 402(g) under the terms of the Plan.

(c)

"Year" means the calendar year.

13.3

CONTRIBUTIONS

(a)

Salary Reduction contributions

(1)

Each "eligible employee" may make a salary reduction election to have "compensation" reduced for the "year" in any amount selected by the Employee subject to the limitation in subsection (c) below. The Employer will make a salary reduction contribution to the Plan, as an Elective Deferral, in the amount by which the Employee's "compensation" has been reduced.

(2)

The total salary reduction contribution for the "year" for any Employee cannot exceed the limitation on salary reduction contributions in effect for the year. The limitation on salary reduction contributions is $6,000 for 2000, $6,500 for 2001, $7,000 for 2002 and increasing by $1,000 for each year thereafter up to $10,000 for 2005 and later years. After 2005, the $10,000 limit will be adjusted by the Secretary of the Treasury for cost-of living increases under Code Section 408(p)(2)(E). Any such adjustments will be in multiples of $500. Beginning in 2002, the amount of an Employee's salary reduction contributions permitted for a "year" is increased for Employees aged 50 or over by the end of the "year" by the amount of allowable Catch-Up Contributions. Allowable Catch-Up Contributions are $500 for 2002, increasing by $500 for each Year thereafter up to $2,500 for 2006. After 2006, the $2,500 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 414(v)(2)(C). Any such adjustments will be in multiples of $500. Catch-Up Contributions are otherwise treated the same as other salary reduction contributions.

(b)

Other contributions

(1)

Matching contributions. Unless (2) below is elected, each "year" the Employer will make a matching contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 13.3(a). The amount of the matching contribution will be equal to the Employee's salary reduction contribution up to a limit of three percent (3%) of the Employee's "compensation" for the full "year."

(2)

Nonelective Contributions. For any "year," instead of a matching contribution, the Employer may elect to contribute a nonelective contribution of two percent (2%) of "compensation" for the full "year" for each "eligible employee" who received at least $5,000 of "compensation" from the Employer for the "year."

(c)

Limitation on Other Contributions

No Employer or Employee contributions may be made to this Plan for the "year" other than salary reduction contributions described in Section 13.3(a), matching or nonelective contributions described in Section 13.3(b) and rollover contributions described in Regulation Section 1.402(c)-2, Q&A-1(a). Furthermore, the provisions of Section 4.4 which implement the limitations of Code Section 415 apply to contributions made pursuant to this Section (other than Catch-Up Contributions).

13.4

ELECTION AND NOTICE REQUIREMENTS

(a)

Election period

(1)

In addition to any other election periods provided under the Plan, each "eligible employee" may make or modify a salary reduction election during the 60-day period immediately preceding each January 1st.

(2)

For the "year" an Employee becomes eligible to make salary reduction contributions under this Article, the 60-day election period requirement of subsection (a)(1) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

(3)

Each "eligible employee" may terminate a salary reduction election at any time during the "year."

(b)

Notice requirements

(1)

The Employer will notify each "eligible employee" prior to the 60-day election period described in Section 13.4(a) that a salary reduction election or a modification to a prior election may be made during that period.

(2)

The notification described in (1) above will indicate whether the Employer will provide a matching contribution described in Section 13.3(b)(1) or a two percent (2%) nonelective contribution described in Section 13.3(b)(2).

13.5

VESTING REQUIREMENTS

All benefits attributable to contributions made pursuant to this Article are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the Plan Year that the 401(k) SIMPLE provisions apply.

13.6

TOP-HEAVY RULES

The Plan is not treated as a top-heavy plan under Code Section 416 for any "year" for which the provisions of this Article are effective and satisfied.

13.7

NONDISCRIMINATION TESTS

The Plan is treated as meeting the requirements of Code Sections 401(k)(3)(A)(ii) and 401(m)(2) for any "year" for which the provisions of this Article are effective and satisfied. Accordingly, Sections 12.4, 12.5, 12.6 and 12.7 shall not apply to the Plan for any "year" for which this Article applies.

ARTICLE XIV

MULTIPLE EMPLOYER PROVISIONS

14.1

ELECTION AND OVERRIDING EFFECT

If any Participating Employers are not Affiliated Employers, then the provisions of this Article XIV shall apply to each Participating Employer as of the Effective Date specified in its participation agreement and supersede any contrary provisions in the basic Plan document or the Adoption Agreement. If this Article XIV applies, then the Plan shall be a multiple employer plan as described in Code Section 413(c). Otherwise, this Article XIV shall have no force or effect.

14.2

DEFINITIONS

The following definitions shall apply to this Article XIV and shall supersede any conflicting definitions in the Plan:

(a)

Employee. "Employee" means any common law employee, Self-Employed Individual, Leased Employee or other person the Code treats as an employee of a Participating Employer for purposes of the Participating Employer's qualified plan. Either the Adoption Agreement or a participation agreement to the Adoption Agreement may designate any Employee, or class of Employees, as not eligible to participate in the Plan.

(b)

Lead Employer. "Lead Employer" means the signatory Employer to the Adoption Agreement Execution Page, and does not include any Related Employer or Participating Employer. The Lead Employer shall be a Participating Employer if the Lead Employer executes a participation agreement to the Adoption Agreement. The Lead Employer has the same meaning as the Employer for purposes of making Plan amendments and other purposes regardless of whether the Lead Employer is also a Participating Employer under this Article XIV.

(c)

Participating Employer. "Participating Employer" means an Employer which, with the consent of the Lead Employer, executes a participation agreement to the Adoption Agreement. A Participating Employer is an Employer for all purposes of the Plan.

(d)

Professional Employer Organization (PEO). "Professional Employer Organization (PEO)" means an organization described in Rev. Proc. 2002-21 and any successor legislation or regulation. The Employer in its participation agreement shall specify whether the Lead Employer is a PEO, and the term PEO shall be synonymous with the Lead Employer. If the Lead Employer is a PEO, then:

(1)

Client Organization. Each Participating Employer (other than the PEO) is a "Client Organization" (CO) as that term is used in Rev. Proc. 2002-21.

(2)

Worksite Employee. A "Worksite Employee" means a person on the PEO's payroll who receives amounts from the PEO for providing services to a CO pursuant to a service agreement between the PEO and the CO. For all purposes of this Plan, a Worksite Employee shall be deemed to be the Employee of the CO for whom the Worksite Employee performs services, and not of the PEO.

Nothing in this Section shall be treated as modifying the definition of "Employer" as shown in Article I. For example, a controlled group of corporations that is unrelated to the Lead Employer may adopt the Plan, but that group shall be treated as one Employer to the extent required by the Plan and applicable regulations.

14.3

PARTICIPATING EMPLOYER ELECTIONS

In the participation agreement, the Lead Employer shall specify whether a PEO may modify any elections, which elections the Participating Employer can modify, and any restrictions on the modifications. Any such modification shall apply only to the employees of that Participating Employer. The Participating Employer shall make any such modification by selecting the appropriate option on its participation agreement to the Lead Employer's Adoption Agreement. To the extent that the Adoption Agreement does not permit modification of an election, any attempt by a Participating Employer to modify the election shall have no effect on the Plan and the Participating Employer is bound by the Plan terms as selected by the Lead Employer. If a Participating Employer does not make any permissible participation agreement election modifications, then with regard to any election, the Participating Employer is bound by the Adoption Agreement terms as completed by the Lead Employer.

14.4

HIGHLY COMPENSATED EMPLOYEE STATUS

Status as a Highly Compensated Employee under Section 1.38 shall be determined separately with respect to each Participating Employer.

14.5

TESTING

(a)

Separate Status. The Plan Administrator shall perform the tests listed below separately for each Participating Employer, with respect to the Employees of that Participating Employer. For this purpose, the Employees of a Participating Employer, and their allocations and accounts, shall be treated as though they were in separate plan. Any correction action, such as additional contributions or corrective distributions, shall only affect the Employees of the Participating Employer. The tests subject to this separate treatment are:

(1)

The Actual Deferral Percentage test in Section 12.4.

(2)

The Actual Contribution Percentage test in Section 12.6.

(3)

Nondiscrimination testing as described in Code Section 401(a)(4) and the applicable Treasury regulations.

(4)

Coverage testing as described in Code Section 410(b) and the applicable Treasury regulations.

(b)

Joint Status. The following tests shall be performed for the plan as whole, without regard to employment by a particular Participating Employer:

(1)

Applying the Annual Addition limitation in Section 4.4.

(2)

Applying the Code Section 402(g) limitation in Section 12.2.

(3)

Applying the limit on catch-up contributions in Section 12.2.

14.6

TOP-HEAVY PROVISIONS

The Plan will apply the provisions of Article IX separately to each Participating Employer. The Plan will be considered separate plans for each Participating Employer and its Employees for purposes of determining whether such a separate plan is top-heavy under Section 9.1 or is entitled to the exemption described in Section 12.8(f). For purposes of applying this Article to a Participating Employer, the Participating Employer and any business which is related to that Participating Employer shall be the "Employer" for purposes of Section 9.1, and the terms "Key Employee" and "Non-Key Employee" shall refer only to the Employees of that Participating Employer. If such a Participating Employer's separate plan is top-heavy, then:

(a)

Highest Contribution Rate. The Plan Administrator shall determine the highest Key Employee contribution rate under Section 4.3(g) by reference to the Key Employees and their allocations in the separate plan of that Participating Employer;

(b)

Top-Heavy Minimum Allocation. The Plan Administrator shall determine the amount of any required top-heavy minimum allocation separately for that separate plan under Section 4.3(f); and

(c)

Plan Which Will Satisfy. The Participating Employer shall make any additional contributions Section 4.3(k) requires.

14.7

COMPENSATION

(a)

Separate Determination. For the following purposes, a Participant's Compensation shall be determined separately for each Participating Employer:

(1)

Nondiscrimination and coverage. All of the separate tests listed in Section 14.5(a).

(2)

Top-Heavy. Application of the top-heavy rules in Article IX.

(3)

Allocations. Application of  allocations under Article IV.

(4)

HCE determination. The determination of an Employee's status as a Highly Compensated Employee.

(b)

Joint Status. For all Plan purposes other than those described in section 14.7(a), including but not limited to determining the Annual Additions limits in Section 4.4, Compensation includes all Compensation paid by or for any Participating Employer.

14.8

SERVICE

An Employee's service includes all Hours of Service and Years of Service with any and all Participating Employers. An Employee who terminates employment with one Participating Employer and immediately commences employment with another Participating Employer has not separated from service or had a severance from employment.

14.9

REQUIRED MINIMUM DISTRIBUTIONS

If a Participant is a more than 5% Owner (under Code Section 416(i) and Section 6.8(e)(6)) of any Participating Employer for which the Participant is an Employee in the Plan Year the Participant attains age 70 1/2, then the Participant's Required Beginning Date under Section 6.8(e)(5) shall be the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

14.10

COOPERATION AND INDEMNIFICATION

(a)

Cooperation. Each Participating Employer agrees to timely provide all information the Plan Administrator deems necessary to insure the Plan is operated in accordance with the requirements of the Code and the Act and will cooperate fully with the Lead Employer, the Plan, the Plan fiduciaries and other proper representatives in maintaining the qualified status of the Plan. Such cooperation will include payment of such amounts into the Plan, to be allocated to employees of the Participating Employer, which are reasonably required to maintain the tax-qualified status of the Plan.

(b)

Indemnity. Each Participating Employer will indemnify and hold harmless the Plan Administrator, the Lead Employer and its subsidiaries; officers, directors, shareholders, employees, and agents of the Lead Employer; the Plan; the Trustees, Fiduciaries, Participants and Beneficiaries of the Plan, as well as their respective successors and assigns, against any cause of action, loss, liability, damage, cost, or expense of any nature whatsoever (including, but not limited to, attorney's fees and costs, whether or not suit is brought, as well as IRS plan disqualifications, other sanctions or compliance fees or DOL fiduciary breach sanctions and penalties) arising out of or relating to the Participating Employer's noncompliance with any of the Plan's terms or requirements; any intentional or negligent act or omission the Participating Employer commits with regard to the Plan; and any omission or provision of incorrect information with regard to the Plan which causes the Plan to fail to satisfy the requirements of a tax-qualified plan.

14.11

TRANSITION RULES

If the Lead Employer is a PEO, and the Article XIV effective date is after the later of the Plan's Effective Date or Restated Effective Date, then the following transition rules shall apply to the Transition Year:

(a)

Transition Year. The "Transition Year" is the Plan Year which includes the Article XIV effective date.

(b)

Lookback Year. The "Lookback Year" is the Plan Year immediately prior to the Transition Year.

(c)

Employee Status. Unless the PEO designates otherwise in an addendum, for Plan Years ending prior to the Transition Year the Worksite Employees shall be deemed to be Employees of the PEO, except as otherwise specified in this Article XIV.

(d)

Distribution. The limitation of Article VI shall not prohibit making any distribution required by Rev. Proc. 2002-21.

(e)

Top-heavy. The Determination Date under Section 9.2(c) for the Transition Year shall be the last day of the Transition Year. In the Adoption Agreement, the PEO shall specify whether Employer Contributions for Worksite Employees for Plan Years prior to the Transition Year shall be treated as contributions by the PEO, or as contributions by the CO. If the contributions are treated as PEO contributions, then the Plan Administrator shall disregard account balances relating to those contributions (i.e., Employer contribution account balances prior to the Transition Year and earnings thereon) in determining whether the separate plan of a Participating Employer is top-heavy under Section 14.6.

(f)

ADP/ACP Testing. The Plan Administrator will treat the Transition Year as the first Plan Year of the Plan for purposes of ADP and ACP testing of a CO's separate plan under Section 14.5.

(g)

HCE Determination. If the Worksite Employee performed services for the CO during the Lookback Year, then only for purposes of determining HCE status, the Worksite Employee shall be deemed to be an employee of the CO for the Transition Year and the CO shall be deemed to have paid to the Worksite Employee any Compensation the PEO paid to the Worksite Employee during the Transition Year.

(h)

Required Minimum Distributions. The following rules shall apply with regard to each Worksite Employees who, prior to January 1, 2004: (i) attained age 70 1/2, (ii) was still on the payroll of the PEO, and (iii) had not commenced receiving required minimum distributions under Section 6.8.

(1)

Determination of 5% owner status. The Plan Administrator shall determine whether such a Worksite Employee is a more than 5% owner of under Section 6.8(e)(6) is based on whether the Worksite Employee is a more than 5% owner on the first day of the Transition Year. Alternatively, by an addendum hereto, the PEO can specify that the determination shall be made with reference to the Plan Year ending in the calendar year the Worksite Employee attained age 70 1/2.

(2)

Required Beginning Date. The Required Beginning Date under Section 6.8(e)(5) of a more than 5% owner under paragraph (1) shall be April 1, 2005.

14.12

INVOLUNTARY TERMINATION

Unless the Lead Employer provides otherwise in an addendum hereto, the Lead Employer shall have the power to terminate the participation of any Participating Employer (hereafter "Terminated Employer") in this Plan. If and when the Lead Employer wishes to exercise this power, the following shall occur:

(a)

Notice. The Lead Employer shall give the Terminated Employer a notice of the Lead Employer's intent to terminate the Terminated Employer's status as a Participating Employer of the Plan. The Lead Employer will provide such notice not less than 30 days prior to the date of termination unless the Lead Employer determines that the interest of Plan Participants requires earlier termination.

(b)

Spin-off. The Lead Employer shall establish a new defined contribution plan, using the provisions of this Plan with any modifications contained in the Terminated Employer's participation agreement, as a guide to establish a new defined contribution plan (the "Spin-off Plan"). The Lead Employer will direct the Trustee to transfer (in accordance with the rules of Code Section 414(l) and the provisions of Section 8.3) the Accounts of the Employees of the Terminated Employer to the Spin-off Plan. The Terminated  Employer shall be the Employer, Plan Administrator, and Sponsor of the Spin-off Plan. The Trustee of the Spin-off Plan shall be the person or entity designated by the Terminated Employer, or, in the absence of any such designation, the chief executive officer of the Terminated Employer. If state law prohibits the Terminated Employer from serving as Trustee, the Trustee is the president of a corporate Terminated Employer, the managing partner of a partnership Terminated Employer, the managing member of a limited liability company Terminated Employer, the sole proprietor of a proprietorship Terminated Employer, or in the case of any other entity type, such other person with title and responsibilities similar to the foregoing. However, the Lead Employer shall have the option to designate an appropriate financial institution as Trustee instead if necessary to protect the interest of the Participants. The Lead Employer shall have the authority to charge the Terminated Employer or the Accounts of the Employees of the Terminated Employer a reasonable fee to pay the expenses of establishing the Spin-off Plan.

(c)

Alternatives. The Terminated Employer, in lieu of creation of the Spin-off plan under (b) above, has the option to elect one of two other alternatives to effect the termination of its status as a Participating Employer. To exercise this option, the Terminated Employer must inform the Lead Employer of its choice, and must supply any reasonably required documentation as soon as practical. If the Lead Employer has not received notice of a Terminated Employer's exercise of this option within five (5) days prior to termination, the Lead Employer can choose to disregard the exercise and proceed with the Spin-off. The Terminated Employer's alternatives are:

(1)

Distribution. If the Terminated Employer elects this option, the Plan Administrator shall distribute the account balances of the Employees of the Terminated Employer as soon as practical after termination. However, if such an Employee is also employed by another Participating Employer, the Plan Administrator shall not distribute that Employee's balance but shall continue to hold such account balance  pursuant to the terms of the Plan. All account balances distributed under this paragraph shall be 100% vested. However, no such distribution can violate the restrictions of Section 6.5 or Section 6.6. If this Plan includes Elective Deferrals or other restricted balances under Section 12.2, the termination of the Participating Employer's sponsorship of this Plan shall be deemed to be a termination of the Plan and the Plan Year as to the Employees received distributions under this paragraph; however, the Terminated Employer must deliver to the Lead Employer or Plan Administrator such documentation or other assurances that the Plan Administrator shall reasonably require to affirm that the Terminated Employer has neither established nor will establish an alternative defined contribution plan in violation of Section 12.2.

(2)

Transfer. If the Terminated Employer selects this option, the Plan Administrator shall transfer (in accordance with the rules of Code Section 414(l) and the provisions of Section 4.7) the accounts of the Employees of the Terminated Employee to a qualified plan the Terminated Employer maintains. To exercise this option, the Terminated Employer must deliver to the Lead Employer or Plan Administrator in writing the name and other relevant information of the transferee plan and must provide such assurances that the Plan Administrator shall reasonable require to demonstrate that the transferee plan is a qualified plan.

(d)

Participants. The Employees of the Terminated Employer shall cease to be eligible to accrue additional benefits under the Plan with respect to Compensation paid by the Terminated Employer, effective as of the date of termination. To the extent that these Employees have accrued but unpaid contributions as of the date of termination, the Terminated Employer shall pay such amounts to the Plan or the Spin-off Plan no later than thirty (30) days after the date of termination, unless the Terminated Employer effectively selects the Transfer option under subsection (2) above.

(e)

Consent. By its signature on the participation agreement, the Terminated Employer specifically consents to the provisions of this Article and agrees to perform its responsibilities with regard to the Spin-off Plan, if necessary.

14.13

VOLUNTARY TERMINATION

A Participating Employer (hereafter "Withdrawing Employer") may voluntarily withdraw from participation in this Plan at time. If and when a Withdrawing Employer wishes to withdraw, the following shall occur:

(a)

Notice. The Withdrawing Employer shall inform the Lead Employer and the Plan Administrator of its intention to withdraw from the Plan. The Withdrawing Employer must give the notice not less than thirty (30) days prior to the effective date of its withdrawal.

(b)

Procedure. The Withdrawing Employer and the Lead Employer shall agree upon procedures for the orderly withdrawal of the Withdrawing Employer from the plan. Such procedures may include any of the optional distribution, spin-off, or transfer options described in Section 14.12.

(c)

Costs. The Withdrawing Employer shall bear all reasonable costs associated with withdrawal and transfer under this section.

(d)

Participants. The Employees of the Withdrawing Employer shall cease to be eligible to accrue additional benefits under the Plan as to Compensation paid by the Withdrawing Employer, effective as of the effective date of withdrawal. To the extent that such Employees have accrued but unpaid contributions as of the effective date of withdrawal, the Withdrawing Employer shall contribute such amounts to the Plan or the Spin-off Plan promptly after the effective date of withdrawal, unless the Accounts are transferred to a qualified plan the Withdrawing Employer maintains.